SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-1

                         Post-Effective Amendment No. 1

                     to Registration Statement No. 333-65080

                                      Under

                           The Securities Act of 1933

                         American Enterprise MVA Account
               (Exact name of registrant as specified in charter)

                                     Indiana
             ------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                       63
             -------------------------------------------------------
            (Primary Standard Industrial Classification Code Number)

                                   94-2786905
           ----------------------------------------------------------
                      (I.R.S. Employer Identification No.)

                 829 AXP Financial Center, Minneapolis, MN 55474
                                 (612) 671-3131
        -----------------------------------------------------------------

        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           Mary Ellyn Minenko, Counsel
             50607 AXP Financial Center, Minneapolis, Minnesota 55474
                                 (612) 671-3678
         --------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

It is proposed that this filing become effective on August 15, 2001.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.                                  [X]

Pursuant to Rule 429 under the Securities Act, the prospectuses contained herein also relate to and constitute a post-effective amendment to Securities Act Registration Statement No. 333-86297.

The prospectuses filed electronically herewith are not intended to supersede the prospectuses filed with the Initial Registration Statement No. 333-65080, filed on or about July 13, 2001.


                                           Calculation of Registration Fee

Title of each class of    Amount to be           Proposed maximum        Proposed maximum       Amount of
securities to be          registered             offering price per      aggregate offering   registration fee
registered                                       unit                    price
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Interests in the          N/A
Guarantee Period
Accounts of the
Wells Fargo Advantage(SM) Variable Annuity,
the Wells Fargo Advantage(SM) Builder Variable Annuity,
the American Express Signature Variable Annuity(R),
the American Express(R) Signature One Variable Annuity,
the American Express New Solutions(SM) Variable Annuity,
the American Express(R) Galaxy Premier Variable Annuity,
and the American Express Pinnacle Variable Annuity(SM) Contracts


                       Registration Statement on Form S-1

                              Cross-Reference Sheet
                     Pursuant to Regulation S-K, Item 501(b)

Form S-1 Item Number and Caption                     Located in Prospectus

1.       Forepart of the Registration
         Statement and Outside Front
         Cover Page of Prospectus                    Outside Front Cover

2.       Inside Front and Outside Back
         Cover Pages of Prospectus                   Table of Contents

3.       Summary Information, Risk Factors
         and Ratio of Earnings to Fixed
         Charges                                     Summary or, as to ratio of
                                                     earnings to fixed charges,
                                                     Not Applicable

4.       Use of Proceeds                             The variable accounts; The
                                                     fixed accounts

5.       Determination of Offering Price             Not Applicable

6.       Dilution                                    Not Applicable

7.       Selling Security Holders                    Not Applicable

8.       Plan of Distribution                        Distribution of Contracts

9.       Description of Securities to Be Registered  The variable accounts;
                                                     The fixed accounts

10.      Interests of Named Experts and Counsel      Not Applicable

11.      Information with Respect to the Registrant  About American Enterprise
                                                     Life; Additional
                                                     Information about American
                                                     Enterprise Life

12.      Disclosure of Commission Position
         on Indemnification for Securities
         Act Liabilities                             See Item 14 in Part II

                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

Attached are the following prospectuses containing information for the American Enterprise MVA Account:

        American Express(R) Galaxy Premier Variable Annuity
        American Express Pinnacle Variable Annuity(SM)


                                                            American Express(R)
                                                               Galaxy Premier
                                                             Variable Annuity

Issued by:
American Enterprise Life Insurance Company

Prospectus


Aug. 15, 2001


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

American Enterprise Variable Annuity Account

Issued by: American Enterprise Life Insurance Company (American Enterprise Life)

            829 AXP Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

o  American Express(R) Variable Portfolio Funds
o  AIM Variable Insurance Funds
o  Fidelity Variable Insurance Products - Service Class
o  Franklin(R)Templeton(R)Variable Insurance Products Trust (FTVIPT) - Class 2
o  The Galaxy VIP Fund
o  Janus Aspen Series: Service Shares
o  MFS(R)Variable Insurance Trust(SM)
o  Putnam Variable Trust - IB Shares

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

American Enterprise Life offers several different annuities which your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.


Table of Contents

Key Terms                                                 3

The Contract in Brief                                     4

Expense Summary                                           5

Condensed Financial Information (Unaudited)              14

Financial Statements                                     20

Performance Information                                  20

The Variable Account and the Funds                       21

The Fixed Accounts                                       25

Buying Your Contract                                     29

Charges                                                  30

Valuing Your Investment                                  34

Making the Most of Your Contract                         35

Withdrawals                                              38

Changing Ownership                                       39

Benefits in Case of Death                                39

Optional Benefits                                        41

The Annuity Payout Period                                44

Taxes                                                    46

Voting Rights                                            47

Substitution of Investments                              48

About the Service Providers                              48

Additional Information About
   American Enterprise Life                              49

Directors and Executive Officers                         54

Experts                                                  55

American Enterprise Life Insurance
   Company Financial Information                         56

Table of Contents of the


   Statement of Additional Information                   74

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2   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

Close of business: When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed accounts: The one-year fixed account is an account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically. Guarantee Period Accounts are fixed accounts to which you may also allocate purchase payments. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from the Guarantee Period Accounts done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period: The number of years that a guaranteed interest rate is credited.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

Owner (you, your): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o Individual Retirement Annuities (IRAs) under Section 408(b) of the Internal Revenue Code of 1986, as amended (the Code)
o  Roth IRAs under Section 408A of the Code
o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date you add a rider to your contract.

Valuation date: Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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3   PROSPECTUS -- AUG. 15, 2001

The Contract in Brief

Purpose: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less applicable premium tax). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity or life insurance contract.

Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use an annuity to fund a retirement plan that is tax-deferred, your annuity will not provide any necessary or additional tax deferral for that retirement plan. But annuities do have features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor prior to making a purchase for an explanation of the tax implications to you.

Free look period: You may return your contract to your sales representative or to our office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Currently, you may allocate your purchase payments among any or all of:


o  the  subaccounts,  each  of  which  invests  in a fund  with  a  particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 21)
o the fixed accounts, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. Guarantee period accounts are not available in all states. (p.
   25)

Buying your contract: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Some states have time limitations for making additional payments. (p. 29)


o  Minimum initial purchase payment:

      $5,000 for contracts issued in South Carolina, Texas, and Washington. $2,000 for contracts issued in all other states.

o  Minimum additional purchase payment -- $50 for Systematic Investment Plans.
                                          $100 for all other payment plans.

o  Maximum total purchase payments (without prior approval):

      $1,000,000 for issue ages up to 85.
      $100,000 for issue ages 86 to 90.


Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the Guarantee Period Accounts done more than 30 days before the end of the Guarantee Period will be subject to a MVA. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 36)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if withdrawals are made prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 38)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 39)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 39)

Optional benefits: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 41)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The Guarantee Period Accounts are not available during the payout period. (p. 44)


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4   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Taxes: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax-free, if you meet certain distribution requirements. (p. 46)

Charges: We assess certain charges in connection with your contract (p. 30):


o  $30 annual contract administrative charge;
o 0.15% variable account administrative charge (if you allocate money to one or more subaccounts);
o if you select death benefit Option A, a 1.00% mortality and expense risk fee (if you allocate money to one or more subaccounts);
o if you select death benefit Option B(1), a 1.10% mortality and expense risk fee (if you allocate money to one or more subaccounts);
o if you select the Benefit Protector(SM) Death Benefit Rider(2) (Benefit Protector), an annual fee of 0.25% of the contract value;
o if you select the Benefit Protector(SM) Plus Death Benefit Rider(2) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;
o  withdrawal charge;
o any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal); and
o  the operating expenses of the funds in which the subaccounts invest.

(1) Available if you and the annuitant are 78 or younger at contract issue.
(2) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

Expense Summary

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that we deduct directly from your contract or indirectly from the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses for each fund.

CONTRACT OWNER EXPENSES
Withdrawal charge (contingent deferred sales charge as a percentage of purchase payment withdrawn)

         Years from purchase                 Withdrawal charge
           payment receipt                      percentage

                  1                                 8%
                  2                                 8
                  3                                 7
                  4                                 6
                  5                                 5
                  6                                 4
                  7                                 2
                  Thereafter                        0

A withdrawal charge also applies to payouts under certain annuity payout plans (see "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans").

Annual contract administrative charge:                                   $30*

* We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

Benefit Protector(SM) Death Benefit Rider (Benefit Protector) fee:      0.25%

(As a percentage of the contract value charged annually at the contract anniversary. This is an optional expense.)

Benefit Protector(SM) Plus Death Benefit Rider
(Benefit Protector Plus) fee:                                           0.40%

(As a percentage of the contract value charged annually at the contract anniversary. This is an optional expense.)

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5   PROSPECTUS -- AUG. 15, 2001

ANNUAL VARIABLE ACCOUNT EXPENSES
(as a percentage of average subaccount value)

The death benefit you select determines the fees you pay.

                                                 Option A          Option B
   Variable account administrative charge          0.15%            0.15%
   Mortality and expense risk fee                  1.00             1.10
                                                 ------------------------
   Total annual variable account expenses          1.15%            1.25%

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                  Management      12b-1        Other
                                                                     fees         fees       expenses       Total
AXP(R)Variable Portfolio -
      Cash Management Fund                                           .51%          .13%         .04%       .68%(1)
      Diversified Equity Income Fund                                 .56           .13          .26        .95(2)
      Emerging Markets Fund                                         1.13           .13          .43       1.69(2)
      Extra Income Fund                                              .62           .13          .07        .82(1)
      Managed Fund                                                   .59           .13          .03        .75(1)
      New Dimensions Fund(R)                                         .60           .13          .05        .78(1)
      S&P 500 Index Fund                                             .28           .13          .07        .48(2)
      Small Cap Advantage Fund                                       .75           .13          .31       1.19(2)
AIM V.I.
      Capital Appreciation Fund                                      .61            --          .21        .82(3)
      Value Fund                                                     .61            --          .23        .84(3)
Fidelity VIP
      III Balanced Portfolio (Service Class)                         .43           .10          .15        .68(4)
      III Growth & Income Portfolio (Service Class)                  .48           .10          .11        .69(4)
      III Mid Cap Portfolio (Service Class)                          .57           .10          .17        .84(4)
Franklin Templeton VIP Trust
      Franklin Small Cap Fund - Class 2                              .49           .25          .28       1.02(5),(6),(7)
      Mutual Shares Securities Fund - Class 2                        .60           .25          .20       1.05(5)
      Templeton International Securities Fund - Class 2              .67           .25          .20       1.12(5)
Galaxy VIP
      Asset Allocation Fund                                          .75            --          .26       1.01(8)
      Columbia High Yield Fund II                                    .60            --         1.00       1.60(8)
      Equity Fund                                                    .75            --          .23        .98(8)
      Growth and Income Fund                                         .75            --          .63       1.38(8)
      High Quality Bond Fund                                         .55            --          .31        .86(8)
      Small Company Growth Fund                                      .75            --          .85       1.60(8)
Janus Aspen Series
      Aggressive Growth Portfolio: Service Shares                    .65           .25          .02        .92(9)
      Global Technology Portfolio: Service Shares                    .65           .25          .04        .94(9)
      Growth Portfolio: Service Shares                               .65           .25          .02        .92(9)
MFS(R)
      Investors Trust Series - Service Class
      (previously MFS(R)Growth with Income Series)                   .75           .20          .12       1.07(10),(11)
      New Discovery Series - Service Class                           .90           .20          .16       1.26(10),(11),(12)
      Total Return Series - Service Class                            .75           .20          .15       1.10(10),(11)
      Utilities Series - Service Class                               .75           .20          .16       1.11(10),(11)

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6   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY


Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets) (continued)

                                                                  Management      12b-1        Other
                                                                     fees         fees       expenses       Total
Putnam Variable Trust
      Putnam VT Growth and Income Fund - Class IB Shares             .46%          .25%         .04%       .75%(13)
      Putnam VT International Growth Fund - Class IB Shares          .76           .25          .18       1.19(13)
      Putnam VT Vista Fund - Class IB Shares                         .60           .25          .07        .92(13)

(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.
(2) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 1.16% and 2.42% for AXP Variable Portfolio - Emerging Markets Fund, 1.16% and 1.57% for AXP Variable Portfolio - S&P 500 Index Fund and 0.55% and and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.
(3) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.
(4) There were no reimbursement or expense reductions for the period ended 12/31/00. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.
(5) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
(6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended Dec. 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.
(7) The manager has agreed in advance to make an estimated reduction of 0.04% in its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.53% and 1.06% for Franklin Small Cap Fund - Class 2.
(8) The fund's expense figures are based on estimated expenses (after fee waivers and expense reimbursements) for the fiscal period ended Dec. 31, 2001.Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 2.58% and 3.18% for Galaxy VIP Columbia High Yield II, 0.44%and 0.99% for Galaxy VIP High Quality Bond Fund, and 2.39% and 3.14% for Galaxy VIP Small Company Growth Fund.
(9) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth Portfolio and Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.
(10) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class share (these fees are referred to as distribution fees).
(11) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal; 1.06% for Investors Trust Series, 1.25% for New Discovery Series, 1.09% for Total Return Series, and 1.10% for Utilities Series.
(12) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.19% and 1.29% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.
(13) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

-------------------------------------------------------------------------------

7   PROSPECTUS -- AUG. 15, 2001

Examples*: In order to provide a more meaningful discussion about the contract and its options, we provide expense examples for each fund showing every available optional contract feature combination. These examples assume that applicable fund fee waivers and/or expense reimbursements will continue for the periods shown. Under each fund you will find an example showing: 1) the base contract with no optional riders, 2) the contract with selection of the optional Benefit Protector(SM) Death Benefit Rider, and 3) the contract with selection of the optional Benefit Protector(SM) Plus Death Benefit Rider. We first show the expenses for your contract assuming selection of death benefit Option B followed by the expenses for your contract assuming selection of death benefit Option A.

You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ...

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years

AXP(R) Variable Portfolio - Cash Management Fund
      base contract with no optional riders         $100.19  $132.40  $157.16 $231.28         $20.19 $  62.40  $107.16 $231.28
      optional Benefit Protector                     102.76   140.14   170.15  257.57          22.76    70.14   120.15  257.57
      optional Benefit Protector Plus                104.29   144.77   177.87  273.04          24.29    74.77   127.87  273.04
AXP(R) Variable Portfolio - Diversified
Equity Income Fund
      base contract with no optional riders          102.96   140.76   171.18  259.65          22.96    70.76   121.18  259.65
      optional Benefit Protector                     105.52   148.46   184.01  285.25          25.52    78.46   134.01  285.25
      optional Benefit Protector Plus                107.06   153.06   191.65  300.31          27.06    83.06   141.65  300.31
AXP(R) Variable Portfolio - Emerging Markets Fund
      base contract with no optional riders          110.55   163.43   208.78  333.63          30.55    93.43   158.78  333.63
      optional Benefit Protector                     113.11   171.01   221.23  357.41          33.11   101.01   171.23  357.41
      optional Benefit Protector Plus                114.65   175.54   228.63  371.40          34.65   105.54   178.63  371.40
AXP(R) Variable Portfolio - Extra Income Fund
      base contract with no optional riders          101.63   136.74   164.45  246.08          21.63    66.74   114.45  246.08
      optional Benefit Protector                     104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector Plus                105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27
AXP(R) Variable Portfolio - Managed Fund
      base contract with no optional riders          100.91   134.57   160.81  238.71          20.91    64.57   110.81  238.71
      optional Benefit Protector                     103.47   142.30   173.76  264.82          23.47    72.30   123.76  264.82
      optional Benefit Protector Plus                105.01   146.92   181.46  280.18          25.01    76.92   131.46  280.18
AXP(R)Variable Portfolio - New Dimensions Fund(R)
      base contract with no optional riders          101.22   135.50   162.37  241.88          21.22    65.50   112.37  241.88
      optional Benefit Protector                     103.78   143.23   175.30  267.91          23.78    73.23   125.30  267.91
      optional Benefit Protector Plus                105.32   147.84   182.99  283.23          25.32    77.84   132.99  283.23
AXP(R) Variable Portfolio - S&P 500 Index Fund
      base contract with no optional riders           98.14   126.18   146.68  209.77          18.14    56.18    96.68  209.77
      optional Benefit Protector                     100.71   133.95   159.77  236.59          20.71    63.95   109.77  236.59
      optional Benefit Protector Plus                102.24   138.60   167.56  252.37          22.24    68.60   117.56  252.37
AXP(R) Variable Portfolio - Small Cap
Advantage Fund
      base contract with no optional riders          105.42   148.15   183.50  284.24          25.42    78.15   133.50  284.24
      optional Benefit Protector                     107.98   155.81   196.21  309.24          27.98    85.81   146.21  309.24
      optional Benefit Protector Plus                109.52   160.39   203.77  323.95          29.52    90.39   153.77  323.95
AIM V.I. Capital Appreciation Fund
      base contract with no optional riders          101.63   136.74   164.45  246.08          21.63    66.74   114.45  246.08
      optional Benefit Protector                     104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector Plus                105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27

AIM V.I. Value Fund
      base contract with no optional riders          101.83   137.36   165.49  248.18          21.83    67.36   115.49  248.18
      optional Benefit Protector                     104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
      optional Benefit Protector Plus                105.93   149.68   186.06  289.29          25.93    79.68   136.06  289.29

-------------------------------------------------------------------------------

8   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ... (continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years

Fidelity VIP III Balanced Portfolio (Service Class)
      base contract with no optional riders         $100.19  $132.40  $157.16 $231.28         $20.19 $  62.40  $107.16 $231.28
      optional Benefit Protector                     102.76   140.14   170.15  257.57          22.76    70.14   120.15  257.57
      optional Benefit Protector Plus                104.29   144.77   177.87  273.04          24.29    74.77   127.87  273.04
Fidelity VIP III Growth & Income Portfolio
(Service Class)
      base contract with no optional riders          100.30   132.71   157.69  232.34          20.30    62.71   107.69  232.34
      optional Benefit Protector                     102.86   140.45   170.66  258.61          22.86    70.45   120.66  258.61
      optional Benefit Protector Plus                104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
Fidelity VIP III Mid Cap Portfolio (Service Class)
      base contract with no optional riders          101.83   137.36   165.49  248.18          21.83    67.36   115.49  248.18
      optional Benefit Protector                     104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
      optional Benefit Protector Plus                105.93   149.68   186.06  289.29          25.93    79.68   136.06  289.29
FTVIPT Franklin Small Cap Fund - Class 2
      base contract with no optional riders          103.68   142.92   174.79  266.88          23.68    72.92   124.79  266.88
      optional Benefit Protector                     106.24   150.61   187.58  292.31          26.24    80.61   137.58  292.31
      optional Benefit Protector Plus                107.78   155.20   195.20  307.26          27.78    85.20   145.20  307.26
FTVIPT Mutual Shares Securities Fund - Class 2
      base contract with no optional riders          103.99   143.84   176.33  269.97          23.99    73.84   126.33  269.97
      optional Benefit Protector                     106.55   151.52   189.11  295.32          26.55    81.52   139.11  295.32
      optional Benefit Protector Plus                108.09   156.11   196.72  310.23          28.09    86.11   146.72  310.23
FTVIPT Templeton International Securities Fund -
Class 2
      base contract with no optional riders          104.70   146.00   179.92  277.13          24.70    76.00   129.92  277.13
      optional Benefit Protector                     107.27   153.67   192.67  302.30          27.27    83.67   142.67  302.30
      optional Benefit Protector Plus                108.80   158.25   200.25  317.11          28.80    88.25   150.25  317.11
Galaxy VIP Asset Allocation Fund
      base contract with no optional riders          103.58   142.61   174.27  265.85          23.58    72.61   124.27  265.85
      optional Benefit Protector                     106.14   150.30   187.07  291.30          26.14    80.30   137.08  291.30
      optional Benefit Protector Plus                107.68   154.89   194.69  306.27          27.68    84.89   144.69  306.27
Galaxy VIP Columbia High Yield Fund II
      base contract with no optional riders          109.62   160.69   204.27  324.92          29.62    90.69   154.27  324.92
      optional Benefit Protector                     112.19   168.29   216.76  348.92          32.19    98.29   166.76  348.92
      optional Benefit Protector Plus                113.72   172.82   224.19  363.03          33.72   102.82   174.19  363.03
Galaxy VIP Equity Fund
      base contract with no optional riders          103.27   141.69   172.73  262.76          23.27    71.69   122.73  262.76
      optional Benefit Protector                     105.83   149.38   185.55  288.28          25.83    79.38   135.55  288.28
      optional Benefit Protector Plus                107.37   153.97   193.17  303.30          27.27    83.97   143.17  303.30
Galaxy VIP Growth and Income Fund
      base contract with no optional riders          107.37   153.97   193.17  303.30          27.37    83.97   143.17  303.30
      optional Benefit Protector                     109.93   161.60   205.78  327.83          29.93    91.60   155.78  327.83
      optional Benefit Protector Plus                111.47   166.16   213.28  342.26          31.47    96.16   163.28  342.26


Galaxy VIP High Quality Bond Fund
      base contract with no optional riders          102.04   137.98   166.52  250.28          22.04    67.98   116.52  250.28
      optional Benefit Protector                     104.60   145.69   179.41  276.11          24.60    75.69   129.41  276.11
      optional Benefit Protector Plus                106.14   150.30   187.08  291.30          26.14    80.30   137.08  291.30

-------------------------------------------------------------------------------

9   PROSPECTUS -- AUG. 15, 2001

You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ... (continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years
Galaxy VIP Small Company Growth Fund
      base contract with no optional riders         $109.62  $160.69  $204.27 $324.92         $29.62  $ 90.69  $154.27 $324.92
      optional Benefit Protector                     112.19   168.29   216.76  348.92          32.19    98.29   166.76  348.92
      optional Benefit Protector Plus                113.72   172.82   224.19  363.03          33.72   102.82   174.19  363.03
Janus Aspen Series Aggressive Growth Portfolio:
Service Shares
      base contract with no optional riders          102.65   139.83   169.63  256.54          22.65    69.83   119.63  256.54
      optional Benefit Protector                     105.22   147.54   182.48  282.21          25.22    77.54   132.48  282.21
      optional Benefit Protector Plus                106.75   152.14   190.13  297.32          26.75    82.14   140.13  297.32
Janus Aspen Series Global Technology Portfolio:
Service Shares
      base contract with no optional riders          102.86   140.45   170.66  258.61          22.86    70.45   120.66  258.61
      optional Benefit Protector                     105.42   148.15   183.50  284.24          25.42    78.15   133.50  284.24
      optional Benefit Protector Plus                106.96   152.75   191.14  299.32          26.96    82.75   141.14  299.32
Janus Aspen Series Growth Portfolio Service Shares
      base contract with no optional riders          102.65   139.83   169.63  256.54          22.65    69.83   119.63  256.54
      optional Benefit Protector                     105.22   147.54   182.48  282.21          25.22    77.54   132.48  282.21
      optional Benefit Protector Plus                106.75   152.14   190.13  297.32          26.75    82.14   140.13  297.32
MFS(R) Investors Trust Series - Service Class
(previously MFS(R)Growth with Income Series)
      base contract with no optional riders          104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector                     106.75   152.14   190.13  297.32          26.75    82.14   140.13  297.32
      optional Benefit Protector Plus                108.29   156.73   197.73  312.20          28.29    86.73   147.73  312.20
MFS(R) New Discovery Series - Service Class
      base contract with no optional riders          106.14   150.30   187.08  291.30          26.14    80.30   137.08  291.30
      optional Benefit Protector                     108.70   157.95   199.74  316.13          28.70    87.95   149.74  316.13
      optional Benefit Protector Plus                110.24   162.52   207.28  330.73          30.24    92.52   157.28  330.73
MFS(R) Total Return Series - Service Class
      base contract with no optional riders          104.50   145.38   178.90  275.09          24.50    75.38   128.90  275.09
      optional Benefit Protector                     107.06   153.06   191.65  300.31          27.06    83.06   141.65  300.31
      optional Benefit Protector Plus                108.60   157.64   199.24  315.15          28.60    87.64   149.24  315.15
MFS(R) Utilities Series - Service Class
      base contract with no optional riders          104.60   145.69   179.41  276.11          24.60    75.69   129.41  276.11
      optional Benefit Protector                     107.16   153.36   192.16  301.31          27.16    83.36   142.16  301.31
      optional Benefit Protector Plus                108.70   157.95   199.74  316.13          28.70    87.95   149.74  316.13
Putnam VT Growth and Income Fund - Class IB Shares
      base contract with no optional riders          100.91   134.57   160.81  238.71          20.91    64.57   110.81  238.71
      optional Benefit Protector                     103.47   142.30   173.76  264.82          23.47    72.30   123.76  264.82
      optional Benefit Protector Plus                105.01   146.92   181.46  280.18          25.01    76.92   131.46  280.18
Putnam VT International Growth Fund -
Class IB Shares
      base contract with no optional riders          105.42   148.15   183.50  284.24          25.42    78.15   133.50  284.24
      optional Benefit Protector                     107.98   155.81   196.21  309.24          27.98    85.81   146.21  309.24
      optional Benefit Protector Plus                109.52   160.39   203.77  323.95          29.52    90.39   153.77  323.95
Putnam VT Vista Fund - Class IB Shares
      base contract with no optional riders          102.65   139.83   169.63  256.54          22.65    69.83   119.63  256.54
      optional Benefit Protector                     105.22   147.54   182.48  282.21          25.22    77.54   132.48  282.21
      optional Benefit Protector Plus                106.75   152.14   190.13  297.32          26.75    82.14   140.13  297.32


-------------------------------------------------------------------------------

10   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ...

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years
AXP(R) Variable Portfolio - Cash Management Fund
      base contract with no optional riders         $ 99.17  $129.29  $151.93 $220.58         $19.17  $ 59.29  $101.93 $220.58
      optional Benefit Protector                     101.73   137.05   164.97  247.13          21.73    67.05   114.97  247.13
      optional Benefit Protector Plus                103.27   141.69   172.73  262.76          23.27    71.69   122.73  262.76
AXP(R) Variable Portfolio - Diversified Equity
Income Fund
      base contract with no optional riders          101.94   137.67   166.01  249.23          21.94    67.67   116.01  249.23
      optional Benefit Protector                     104.50   145.38   178.90  275.09          24.50    75.38   128.90  275.09
      optional Benefit Protector Plus                106.04   149.99   186.57  290.30          26.04    79.99   136.57  290.30
AXP(R) Variable Portfolio - Emerging Markets Fund
      base contract with no optional riders          109.52   160.39   203.77  323.95          29.52    90.39   153.77  323.95
      optional Benefit Protector                     112.08   167.98   216.26  347.97          32.08    97.98   166.26  347.97
      optional Benefit Protector Plus                113.62   172.52   223.70  362.10          33.62   102.52   173.70  362.10
AXP(R) Variable Portfolio - Extra Income Fund
      base contract with no optional riders          100.60   133.64   159.25  235.53          20.60    63.64   109.25  235.53
      optional Benefit Protector                     103.17   141.38   172.21  261.72          23.17    71.38   122.21  261.72
      optional Benefit Protector Plus                104.70   146.00   179.92  277.13          24.70    76.00   129.92  277.13
AXP(R) Variable Portfolio - Managed Fund
      base contract with no optional riders           99.89   131.47   155.60  228.08          19.89    61.47   105.60  228.08
      optional Benefit Protector                     102.45   139.21   168.60  254.45          22.45    69.21   118.60  254.45
      optional Benefit Protector Plus                103.99   143.84   176.33  269.97          23.99    73.84   126.33  269.97
AXP(R)Variable Portfolio - New Dimensions Fund(R)
      base contract with no optional riders          100.19   132.40   157.16  231.28          20.19    62.40   107.16  231.28
      optional Benefit Protector                     102.76   140.14   170.15  257.57          22.76    70.14   120.15  257.57
      optional Benefit Protector Plus                104.29   144.77   177.87  273.04          24.29    74.77   127.87  273.04
AXP(R) Variable Portfolio - S&P 500 Index Fund
      base contract with no optional riders           97.12   123.06   141.40  198.86          17.12    53.06    91.40  198.86
      optional Benefit Protector                      99.68   130.85   154.55  225.94          19.68    60.85   104.55  225.94
      optional Benefit Protector Plus                101.22   135.50   162.37  241.88          21.22    65.50   112.37  241.88
AXP(R) Variable Portfolio - Small Cap
Advantage Fund
      base contract with no optional riders          104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
      optional Benefit Protector                     106.96   152.75   191.14  299.32          26.96    82.75   141.14  299.32
      optional Benefit Protector Plus                108.50   157.34   198.74  314.17          28.50    87.34   148.74  314.17
AIM V.I. Capital Appreciation Fund
      base contract with no optional riders          100.60   133.64   159.25  235.53          20.60    63.64   109.25  235.53
      optional Benefit Protector                     103.37   141.99   173.24  263.79          23.37    71.99   123.24  263.79
      optional Benefit Protector Plus                104.91   146.61   180.95  279.17          24.91    76.61   130.95  279.17
AIM V.I. Value Fund
      base contract with no optional riders          100.81   134.26   160.29  237.65          20.81    64.26   110.29  237.65
      optional Benefit Protector                     103.37   141.99   173.24  263.79          23.37    71.99   123.24  263.79
      optional Benefit Protector Plus                104.91   146.61   180.95  279.17          24.91    76.61   130.95  279.17
Fidelity VIP III Balanced Portfolio
(Service Class)
      base contract with no optional riders           99.17   129.29   151.93  220.58          19.17    59.29   101.93  220.58
      optional Benefit Protector                     101.73   137.05   164.97  247.13          21.73    67.05   114.97  247.13
      optional Benefit Protector Plus                103.27   141.69   172.73  262.76          23.27    71.69   122.73  262.76


-------------------------------------------------------------------------------

11   PROSPECTUS -- AUG. 15, 2001

You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ... (continued)

                                                                                             no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years
Fidelity VIP III Growth & Income Portfolio
(Service Class)
      base contract with no optional riders         $ 99.27  $129.60  $152.46 $221.65         $19.27   $59.60  $102.46 $221.65
      optional Benefit Protector                     101.83   137.36   165.49  248.18          21.83    67.36   115.49  248.18
      optional Benefit Protector Plus                103.37   141.99   173.24  263.79          23.37    71.99   123.24  263.79
Fidelity VIP III Mid Cap Portfolio (Service Class)
      base contract with no optional riders          100.81   134.26   160.29  237.65          20.81    64.26   110.29  237.65
      optional Benefit Protector                     103.37   141.99   173.24  263.79          23.37    71.99   123.24  263.79
      optional Benefit Protector Plus                104.91   146.61   180.95  279.17          24.91    76.61   130.95  279.17
FTVIPT Franklin Small Cap Fund - Class 2
      base contract with no optional riders          102.65   139.83   169.63  256.54          22.65    69.83   119.63  256.54
      optional Benefit Protector                     105.22   147.54   182.48  282.21          25.22    77.54   132.48  282.21
      optional Benefit Protector Plus                106.75   152.14   190.13  297.32          26.75    82.14   140.13  297.32
FTVIPT Mutual Shares Securities Fund - Class 2
      base contract with no optional riders          102.96   140.76   171.18  259.65          22.96    70.76   121.18  259.65
      optional Benefit Protector                     105.52   148.46   184.01  285.25          25.52    78.46   134.01  285.25
      optional Benefit Protector Plus                107.06   153.06   191.65  300.31          27.06    83.06   141.65  300.31
FTVIPT Templeton International Fund - Class 2
      base contract with no optional riders          103.68   142.92   174.79  266.88          23.68    72.92   124.79  266.88
      optional Benefit Protector                     106.24   150.61   187.58  292.31          26.24    80.61   137.58  292.31
      optional Benefit Protector Plus                107.78   155.20   195.20  307.26          27.78    85.20   145.20  307.26
Galaxy VIP Asset Allocation Fund
      base contract with no optional riders          102.55   139.52   169.11  255.50          22.55    69.52   119.11  255.50
      optional Benefit Protector                     105.11   147.23   181.97  281.20          25.11    77.23   131.97  281.20
      optional Benefit Protector Plus                106.65   151.83   189.62  296.32          26.65    81.83   139.62  296.32
Galaxy VIP Columbia High Yield Fund II
      base contract with no optional riders          108.60   157.64   199.24  315.15          28.60    87.64   149.24  315.15
      optional Benefit Protector                     111.16   165.25   211.78  339.39          31.16    95.25   161.78  339.39
      optional Benefit Protector Plus                112.70   169.80   219.24  353.64          32.70    99.80   169.24  353.64
Galaxy VIP Equity Fund
      base contract with no optional riders          102.24   138.60   167.56  252.37          22.24    68.60   117.56  252.37
      optional Benefit Protector                     104.81   146.31   180.43  278.15          24.81    76.31   130.43  278.15
      optional Benefit Protector Plus                106.34   150.91   188.09  293.31          26.34    80.91   138.09  293.31
Galaxy VIP Growth & Income Fund
      base contract with no optional riders          106.34   150.91   188.09  293.31          26.34    80.91   138.09  293.31
      optional Benefit Protector                     108.91   158.56   200.75  318.09          28.91    88.56   150.75  318.09
      optional Benefit Protector Plus                110.44   163.13   208.28  332.66          30.44    93.13   158.28  332.66
Galaxy VIP High Quality Bond Fund
      base contract with no optional riders          100.01   134.88   161.33  239.76          21.01    64.88   111.33  239.76
      optional Benefit Protector                     103.58   142.61   174.27  265.85          23.58    72.61   124.27  265.85
      optional Benefit Protector Plus                105.11   147.23   181.97  281.20          25.11    77.23   131.97  281.20
Galaxy VIP Small Company Growth Fund
      base contract with no optional riders          108.60   157.64   199.24  315.15          28.60    87.64   149.24  315.15
      optional Benefit Protector                     111.16   165.25   211.78  339.39          31.16    95.25   161.78  339.39
      optional Benefit Protector Plus                112.70   169.80   219.24  353.64          32.70    99.80   169.24  353.64


-------------------------------------------------------------------------------

12   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ... (continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year  3 years   5 years 10 years       1 year   3 years 5 years  10 years
Janus Aspen Series Aggressive Growth Portfolio:
Service Shares
      base contract with no optional riders         $101.63  $136.74  $164.45 $246.08         $21.63   $66.74  $114.45 $246.08
      optional Benefit Protector                     104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector Plus                105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27
Janus Aspen Series Global Technology Portfolio:
Service Shares
      base contract with no optional riders          101.83   137.36   165.49  248.18          21.83    67.36   115.49  248.18
      optional Benefit Protector                     104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
      optional Benefit Protector Plus                105.93   149.68   186.06  289.29          25.93    79.68   136.06  289.29
Janus Aspen Series Growth Portfolio Service Shares
      base contract with no optional riders          101.63   136.74   164.45  246.08          21.63    66.74   114.45  246.08
      optional Benefit Protector                     104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector Plus                105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27
MFS(R) Investors Trust Series - Service Class
(previously MFS(R)Growth with Income Series)
      base contract with no optional riders          103.17   141.38   172.21  261.72          23.17    71.38   122.21  261.72
      optional Benefit Protector                     105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27
      optional Benefit Protector Plus                107.27   153.67   192.67  302.30          27.27    83.67   142.67  302.30
MFS(R) New Discovery Series - Service Class
      base contract with no optional riders          105.11   147.23   181.97  281.20          25.11    77.23   131.97  281.20
      optional Benefit Protector                     107.68   154.89   194.69  306.27          27.68    84.89   144.69  306.27
      optional Benefit Protector Plus                109.21   159.47   202.26  321.02          29.21    89.47   152.26  321.02
MFS(R) Total Return Series - Service Class
      base contract with no optional riders          103.47   142.30   173.76  264.82          23.47    72.30   123.76  264.82
      optional Benefit Protector                     106.04   149.99   186.57  290.30          26.04    79.99   136.57  290.30
      optional Benefit Protector Plus                107.57   154.59   194.19  305.28          27.57    84.59   144.19  305.28
MFS(R) Utilities Series - Service Class
      base contract with no optional riders          103.58   142.61   174.27  265.85          23.58    72.61   124.27  265.85
      optional Benefit Protector                     106.14   150.30   187.08  291.30          26.14    80.30   137.08  291.30
      optional Benefit Protector Plus                107.68   154.89   194.69  306.27          27.68    84.89   144.69  306.27
Putnam VT Growth and Income Fund - Class IB Shares
      base contract with no optional riders           99.89   131.47   155.60  228.08          19.89    61.47   105.60  228.08
      optional Benefit Protector                     102.45   139.21   168.60  254.45          22.45    69.21   118.60  254.45
      optional Benefit Protector Plus                103.99   143.84   176.33  269.97          23.99    73.84   126.33  269.97
Putnam VT International Growth Fund -
Class IB Shares
      base contract with no optional riders          104.40   145.07   178.38  274.07          24.40    75.07   128.38  274.07
      optional Benefit Protector                     106.96   152.75   191.14  299.32          26.96    82.75   141.14  299.32
      optional Benefit Protector Plus                108.50   157.34   198.74  314.17          28.50    87.34   148.74  314.17
Putnam VT Vista Fund - Class IB Shares
      base contract with no optional riders          101.63   136.74   164.45  246.08          21.63    66.74   114.45  246.08
      optional Benefit Protector                     104.19   144.46   177.36  272.02          24.19    74.46   127.36  272.02
      optional Benefit Protector Plus                105.73   149.07   185.04  287.27          25.73    79.07   135.04  287.27



* In these examples, the $30 contract administrative charge is approximated as a 0.040% charge based on our average contract size. Premium taxes imposed by some state and local governments are not reflected in this table. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.

You should not consider these examples as representations of past or future expenses. Actual expenses may be more or less than those shown.

-------------------------------------------------------------------------------

13   PROSPECTUS -- AUG. 15, 2001

Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                                                                 2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PCMG1(1) (Investing in shares of AXP(R)Variable Portfolio -
Cash Management Fund)
Accumulation unit value at beginning of period                                     $1.01        $1.00
Accumulation unit value at end of period                                           $1.05        $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
Simple yield(3)                                                                    4.70%        4.62%
Compound yield(3)                                                                  4.81%        4.73%
-----------------------------------------------------------------------------------------------------
Subaccount PCMG2(2) (Investing in shares of AXP(R)Variable Portfolio -
Cash Management Fund)
Accumulation unit value at beginning of period                                     $1.01        $1.00
Accumulation unit value at end of period                                           $1.05        $1.01
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
Simple yield(3)                                                                    4.58%        4.82%
Compound yield(3)                                                                  4.68%        4.93%
-----------------------------------------------------------------------------------------------------
Subaccount PDEI1(1) (Investing in shares of AXP(R)Variable Portfolio -
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                     $1.02        $1.00
Accumulation unit value at end of period                                           $1.00        $1.02
Number of accumulation units outstanding at end of period (000 omitted)              244           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PDEI2(2) (Investing in shares of AXP(R)Variable Portfolio -
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                     $1.02        $1.00
Accumulation unit value at end of period                                           $1.00        $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PEMK1(4) (Investing in shares of AXP(R)Variable Portfolio -
Emerging Markets Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.92           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PEMK2(4) (Investing in shares of AXP(R)Variable Portfolio -
Emerging Markets Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.92           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PEXI1(1) (Investing in shares of AXP(R)Variable Portfolio -
Extra Income Fund)
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $0.92        $1.03
Number of accumulation units outstanding at end of period (000 omitted)              278           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PEXI2(2) (Investing in shares of AXP(R)Variable Portfolio -
Extra Income Fund)
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $0.92        $1.03
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PMGD1(1) (Investing in shares of AXP(R)Variable Portfolio -
Managed Fund)
Accumulation unit value at beginning of period                                     $1.08        $1.00
Accumulation unit value at end of period                                           $1.04        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                5           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PMGD2(2) (Investing in shares of AXP(R)Variable Portfolio -
Managed Fund)
Accumulation unit value at beginning of period                                     $1.08        $1.00
Accumulation unit value at end of period                                           $1.04        $1.08
Number of accumulation units outstanding at end of period (000 omitted)                1           --
Ratio of operating expense to average net assets                                   1.15%        1.15%

-------------------------------------------------------------------------------

14   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY



Year ended Dec. 31,                                                                2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PNDM1(1) (Investing in shares of AXP(R)Variable Portfolio -
New Dimensions Fund(R))
Accumulation unit value at beginning of period                                     $1.15        $1.00
Accumulation unit value at end of period                                           $1.03        $1.15
Number of accumulation units outstanding at end of period (000 omitted)            1,937           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PNDM2(2) (Investing in shares of AXP(R)Variable Portfolio -
New Dimensions Fund(R))
Accumulation unit value at beginning of period                                     $1.15        $1.00
Accumulation unit value at end of period                                           $1.04        $1.15
Number of accumulation units outstanding at end of period (000 omitted)                9           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PSPF1(4) (Investing in shares of AXP(R) Variable Portfolio -
S&P 500 Index Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.94           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSPF2(4) (Investing in shares of AXP(R) Variable Portfolio -
S&P 500 Index Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.94           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSCA1(1) (Investing in shares of AXP(R)Variable Portfolio -
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                     $1.11        $1.00
Accumulation unit value at end of period                                           $1.14        $1.11
Number of accumulation units outstanding at end of period (000 omitted)               85           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PSCA2(2) (Investing in shares of AXP(R)Variable Portfolio -
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                     $1.11        $1.00
Accumulation unit value at end of period                                           $1.15        $1.11
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PCAP1(1) (Investing in shares of
AIM V.I. Capital Appreciation Fund)
Accumulation unit value at beginning of period                                     $1.26        $1.00
Accumulation unit value at end of period                                           $1.11        $1.26
Number of accumulation units outstanding at end of period (000 omitted)            1,103           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PCAP2(2) (Investing in shares of
AIM V.I. Capital Appreciation Fund)
Accumulation unit value at beginning of period                                     $1.26        $1.00
Accumulation unit value at end of period                                           $1.11        $1.26
Number of accumulation units outstanding at end of period (000 omitted)               29           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PVAL1(1) (Investing in shares of AIM V.I. Value Fund)
Accumulation unit value at beginning of period                                     $1.11        $1.00
Accumulation unit value at end of period                                           $0.94        $1.11
Number of accumulation units outstanding at end of period (000 omitted)            4,769           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PVAL2(2) (Investing in shares of AIM V.I. Value Fund)
Accumulation unit value at beginning of period                                     $1.11        $1.00
Accumulation unit value at end of period                                           $0.94        $1.11
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PBAL1(1) (Investing in shares of Fidelity VIP III
Balanced Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.02        $1.00
Accumulation unit value at end of period                                           $0.96        $1.02
Number of accumulation units outstanding at end of period (000 omitted)               66           --
Ratio of operating expense to average net assets                                   1.25%        1.25%

-------------------------------------------------------------------------------

15   PROSPECTUS -- AUG. 15, 2001


Year ended Dec. 31,                                                                 2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PBAL2(2) (Investing in shares of Fidelity VIP III
Balanced Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.02        $1.00
Accumulation unit value at end of period                                           $0.96        $1.02
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PGRI1(1) (Investing in shares of Fidelity VIP III
Growth & Income Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $0.98        $1.03
Number of accumulation units outstanding at end of period (000 omitted)               85           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PGRI2(2) (Investing in shares of Fidelity VIP III
Growth & Income Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $0.98        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                3           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PMDC1(1) (Investing in shares of Fidelity VIP III
Mid Cap Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.24        $1.00
Accumulation unit value at end of period                                           $1.63        $1.24
Number of accumulation units outstanding at end of period (000 omitted)              206           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PMDC2(2) (Investing in shares of Fidelity VIP III
Mid Cap Portfolio (Service Class))
Accumulation unit value at beginning of period                                     $1.24        $1.00
Accumulation unit value at end of period                                           $1.63        $1.24
Number of accumulation units outstanding at end of period (000 omitted)               11           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PSMC1(1) (Investing in shares of FTVIPT Franklin Small Cap Fund -
Class 2)
Accumulation unit value at beginning of period                                     $1.43        $1.00
Accumulation unit value at end of period                                           $1.21        $1.43
Number of accumulation units outstanding at end of period (000 omitted)              855           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PSMC2(2) (Investing in shares of FTVIPT Franklin Small Cap Fund -
Class 2)
Accumulation unit value at beginning of period                                     $1.43        $1.00
Accumulation unit value at end of period                                           $1.21        $1.43
Number of accumulation units outstanding at end of period (000 omitted)               21           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PMSS1(1) (Investing in shares of FTVIPT Mutual Shares Securities Fund
- Class 2)
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $1.16        $1.03
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PMSS2(2) (Investing in shares of FTVIPT Mutual Shares Securities Fund
- Class 2)
Accumulation unit value at beginning of period                                     $1.03        $1.00
Accumulation unit value at end of period                                           $1.16        $1.03
Number of accumulation units outstanding at end of period (000 omitted)                5           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PINT1(1) (Investing in shares of FTVIPT Templeton International
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                     $1.13        $1.00
Accumulation unit value at end of period                                           $1.09        $1.13
Number of accumulation units outstanding at end of period (000 omitted)               16           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PINT2(2) (Investing in shares of FTVIPT Templeton International
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                     $1.13        $1.00
Accumulation unit value at end of period                                           $1.09        $1.13
Number of accumulation units outstanding at end of period (000 omitted)               12           --
Ratio of operating expense to average net assets                                   1.15%        1.15%

-------------------------------------------------------------------------------

16   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY



Year ended Dec. 31,                                                                 2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PGAA1(4) (Investing in shares of Galaxy VIP Asset Allocation Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.96           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PGAA2(4) (Investing in shares of Galaxy VIP Asset Allocation Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.96           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PCHY1(4) (Investing in shares of Galaxy VIP Columbia High Yield Fund II)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.02           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PCHY2(4) (Investing in shares of Galaxy VIP Columbia High Yield Fund II)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.02           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PEQU1(4) (Investing in shares of Galaxy VIP Equity Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.95           --
Number of accumulation units outstanding at end of period (000 omitted)               12           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PEQU2(4) (Investing in shares of Galaxy VIP Equity Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.95           --
Number of accumulation units outstanding at end of period (000 omitted)                2           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PGGI1(4) (Investing in shares of Galaxy VIP Growth and Income Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.04           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PGGI2(4) (Investing in shares of Galaxy VIP Growth and Income Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.04           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PHQB1(4) (Investing in shares of Galaxy VIP High Quality Bond Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.04           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PHQB2(4) (Investing in shares of Galaxy VIP High Quality Bond Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.04           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSCG1(4) (Investing in shares of Galaxy VIP Small Company Growth Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.95           --
Number of accumulation units outstanding at end of period (000 omitted)               17           --
Ratio of operating expense to average net assets                                   1.25%           --

-------------------------------------------------------------------------------

17   PROSPECTUS -- AUG. 15, 2001



Year ended Dec. 31,                                                                 2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PSCG2(4) (Investing in shares of Galaxy VIP
Small Company Growth Fund)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.95           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJAG1(4) (Investing in shares of Janus Aspen Series
Aggressive Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.76           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJAG2(4) (Investing in shares of Janus Aspen Series
Aggressive Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.76           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJGT1(4) (Investing in shares of Janus Aspen Series
Global Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.72           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJGT2(4) (Investing in shares of Janus Aspen Series
Global Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.72           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJGP1(4) (Investing in shares of Janus Aspen Series
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.87           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PJGP2(4) (Investing in shares of Janus Aspen Series
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.87           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSGI1(4) (Investing in shares of MFS(R)Investors Trust Series -
Service Class
(previously MFS(R)Growth with Income Series))
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.99           --
Number of accumulation units outstanding at end of period (000 omitted)               16           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSGI2(4) (Investing in shares of MFS(R)Investors Trust Series -
Service Class
(previously MFS(R)Growth with Income Series))
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.99           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSND1(5) (Investing in shares of MFS(R)New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.93           --
Number of accumulation units outstanding at end of period (000 omitted)               35           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSND2(4) (Investing in shares of MFS(R)New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $0.93           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --

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18   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY



Year ended Dec. 31,                                                                 2000         1999
-----------------------------------------------------------------------------------------------------
Subaccount PSTR1(5) (Investing in shares of MFS(R)Total Return Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.06           --
Number of accumulation units outstanding at end of period (000 omitted)               23           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSTR2(4) (Investing in shares of MFS(R)Total Return Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.06           --
Number of accumulation units outstanding at end of period (000 omitted)                2           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSUT1(4) (Investing in shares of MFS(R)Utilities Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.01           --
Number of accumulation units outstanding at end of period (000 omitted)                7           --
Ratio of operating expense to average net assets                                   1.25%           --
-----------------------------------------------------------------------------------------------------
Subaccount PSUT2(4) (Investing in shares of MFS(R)Utilities Series -
Service Class)
Accumulation unit value at beginning of period                                     $1.00           --
Accumulation unit value at end of period                                           $1.01           --
Number of accumulation units outstanding at end of period (000 omitted)               --           --
Ratio of operating expense to average net assets                                   1.15%           --
-----------------------------------------------------------------------------------------------------
Subaccount PGIN1(1) (Investing in shares of Putnam VT
Growth and Income Fund - Class IB Shares)
Accumulation unit value at beginning of period                                     $0.97        $1.00
Accumulation unit value at end of period                                           $1.03        $0.97
Number of accumulation units outstanding at end of period (000 omitted)              146           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PGIN2(2) (Investing in shares of Putnam VT
Growth and Income Fund - Class IB Shares)
Accumulation unit value at beginning of period                                     $0.97        $1.00
Accumulation unit value at end of period                                           $1.03        $0.97
Number of accumulation units outstanding at end of period (000 omitted)               59           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PIGR1(1) (Investing in shares of Putnam VT
International Growth Fund - Class IB Shares)
Accumulation unit value at beginning of period                                     $1.29        $1.00
Accumulation unit value at end of period                                           $1.15        $1.29
Number of accumulation units outstanding at end of period (000 omitted)            2,474           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PIGR2(2) (Investing in shares of Putnam VT
International Growth Fund - Class IB Shares)
Accumulation unit value at beginning of period                                     $1.29        $1.00
Accumulation unit value at end of period                                           $1.15        $1.29
Number of accumulation units outstanding at end of period (000 omitted)               30           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------
Subaccount PVIS1(1) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                     $1.30        $1.00
Accumulation unit value at end of period                                           $1.23        $1.30
Number of accumulation units outstanding at end of period (000 omitted)            1,798           --
Ratio of operating expense to average net assets                                   1.25%        1.25%
-----------------------------------------------------------------------------------------------------
Subaccount PVIS2(2) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                     $1.30        $1.00
Accumulation unit value at end of period                                           $1.23        $1.30
Number of accumulation units outstanding at end of period (000 omitted)               19           --
Ratio of operating expense to average net assets                                   1.15%        1.15%
-----------------------------------------------------------------------------------------------------

(1)  Operations commenced on Nov. 9, 1999.
(2)  Operations commenced on Nov. 11, 1999.
(3) Net of annual contract administrative charge and mortality and expense risk fee.
(4)  Operations commenced on Oct. 23, 2000.
(5)  Operations commenced on May 30, 2000.

-------------------------------------------------------------------------------

19   PROSPECTUS -- AUG. 15, 2001

Financial Statements

You can find our audited financial statements of the subaccounts in the SAI. You can find our audited financial statements later in this prospectus.

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in funds. We also show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.


We may show total return quotations by means of schedules, charts or graphs. Total return figures reflect deduction of the following charges:


o  contract administrative charge,
o  variable account administrative charge,

o  applicable mortality and expense risk fee,
o  Benefit Protector(SM) Plus Death Benefit Rider fee, and

o withdrawal charge (assuming a full withdrawal at the end of the illustrated period).


We may also show optional total return quotations that reflect deduction of the Benefit Protector(SM) Death Benefit Rider fee.

We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal), or fees for any of the optional features.


Average annual total return is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

Cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

Annualized simple yield (for subaccounts investing in money market funds) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

Annualized compound yield (for subaccounts investing in money market funds) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than the simple yield because of the compounding effect of the assumed reinvestment.

Annualized yield (for subaccounts investing in income funds) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

-------------------------------------------------------------------------------

20   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

The Variable Account and the Funds

You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Subaccount Investing In                            Investment Objectives and Policies      Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
PCMG1      AXP(R) Variable Portfolio -             Objective:  maximum current income      IDS Life Insurance Company
PCMG2      Cash Management Fund                    consistent with liquidity and           (IDS Life),  investment  manager;
                                                   stability  of   principal.              American Express Financial
                                                   Invests  in  money  market              Corporation  (AEFC),  investment
                                                   securities.                             advisor.
------------------------------------------------------------------------------------------------------------------------------------
PDEI1      AXP(R) Variable Portfolio -             Objective:                              IDS Life, investment manager;
PDEI2      Diversified Equity Income Fund          high level of current income and,       AEFC, investment advisor.
                                                   as a secondary goal, steady growth
                                                   of capital. Invests primarily in
                                                   dividend-paying common and
                                                   preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
PEMK1      AXP(R)Variable Portfolio -              Objective: long-term capital growth.    IDS Life,  investment  manager; AEFC,
PEMK2      Emerging Markets Fund                   Invests primarily in equity             investment  advisor; American Express
                                                   securities of companies in emerging     Asset Management International, Inc.,
                                                   markets.                                a wholly-owned subsidiary of AEFC,
                                                                                           is the sub-investment advisor.
------------------------------------------------------------------------------------------------------------------------------------
PEXI1      AXP(R) Variable Portfolio -             Objective: high current income, with    IDS Life, investment manager; AEFC,
PEXI2      Extra Income Fund                       capital growth as a secondary           investment advisor.
                                                   objective. Invests primarily in
                                                   high-yielding, high-risk "junk"
                                                   corporate bonds issued by U.S. and
                                                   foreign companies and governments.
------------------------------------------------------------------------------------------------------------------------------------
PMGD1      AXP(R) Variable Portfolio -             Objective: maximum total investment     IDS Life, investment manager; AEFC,
PMGD2      Managed Fund                            return through a combination of         investment advisor.
                                                   capital growth and current income.
                                                   Invests primarily in a combination
                                                   of common and preferred stocks,
                                                   convertible securities, bonds and
                                                   other debt securities.
------------------------------------------------------------------------------------------------------------------------------------
PNDM1      AXP(R)Variable Portfolio -              Objective: long-term growth of          IDS Life, investment manager; AEFC,
PNDM2      New Dimensions Fund(R)                  capital. Invests primarily in common    investment advisor.
                                                   stocks of U.S. and foreign companies
                                                   showing potential for significant
                                                   growth.
------------------------------------------------------------------------------------------------------------------------------------
PSPF1      AXP(R) Variable Portfolio -             Objective: long-term capital            IDS Life, investment manager; AEFC,
PSPF2      S&P 500 Index Fund                      appreciation. Invests primarily in      investment advisor.
                                                   securities that are expected to
                                                   provide investment results that
                                                   correspond to the performance of
                                                   the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PSCA1      AXP(R) Variable Portfolio -             Objective: long-term capital growth     IDS Life, investment manager; AEFC,
PSCA2      Small Cap Advantage Fund                Invests primarily in equity stocks      investment advisor; Kenwood Capital
                                                   of small companies that are often       Management LLC, sub-investment advisor.
                                                   included in the S&P Small Cap 600
                                                   Index or the Russell 2000(R) Index.
------------------------------------------------------------------------------------------------------------------------------------
PCAP1      AIM V.I. Capital Appreciation Fund      Objective: growth of capital. Invests   A I M Advisors, Inc.
PCAP2                                              principally in common stocks of
                                                   companies likely to benefit from new
                                                   or innovative products, services or
                                                   processes as well as those with
                                                   above-average and excellent prospects
                                                   for future growth.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

21   PROSPECTUS -- AUG. 15, 2001


Subaccount      Investing In              Investment Objectives and Policies               Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
PVAL1     AIM V.I. Value Fund             Objective: long-term growth of capital           A I M Advisors, Inc.
PVAL2                                     with income as a secondary objective.
                                          Invests primarily in equity securities
                                          judged to be undervalued relative
                                          to the investment advisor's appraisal of the
                                          current or projected earnings of the
                                          companies issuing the securities, or relative
                                          to current market values of assets owned by
                                          the companies issuing the securities, or
                                          relative to the equity market generally.
----------------------------------------------------------------------------------------------------------------------------------
PBAL1     Fidelity VIP III Balanced       Objective:  income and growth of capital.        Fidelity Management & Research Company
PBAL2     Portfolio (Service Class)       Invests primarily in a diversified portfolio     (FMR), investment manager; FMR U.K.,
                                          of equity and fixed-income  securities with      FMR Far East and  Fidelity  Investments
                                          income, growth of income, and capital            Money  Market Management Inc. (FIMM),
                                          appreciation potential.                          sub-investment advisors.
----------------------------------------------------------------------------------------------------------------------------------
PGRI1     Fidelity VIP III Growth &       Objective:  high total return  through a         FMR, investment manager;  FMR U.K.
PGRI2     Income Portfolio                combination  of current income and  capital      and FMR Far East, sub-investment
          (Service Class)                 appreciation.  Invests  primarily  in common     advisors.
                                          stocks with a focus on those that pay
                                          current  dividends and show potential for
                                          capital appreciation.
----------------------------------------------------------------------------------------------------------------------------------
PMDC1     Fidelity VIP III Mid Cap        Objective:  long-term  growth of capital.        FMR, investment manager;
PMDC2     Portfolio (Service Class)       Invests  primarily  in medium market             FMR U.K. and FMR Far East,
                                          capitalization common stocks.                    sub-investment advisors.
----------------------------------------------------------------------------------------------------------------------------------
PSMC1     FTVIPT                          Objective:  long-term capital growth.            Franklin Advisers, Inc.
PSMC2     Franklin Small                  Invests primarily in equity securities
          Cap Fund - Class 2              of U.S.  small  capitalization  (small cap)
                                          companies with market cap values not
                                          exceeding  (i) $1.5  billion,  or (ii)
                                          the highest  market value to those in the
                                          Russell  2000(R) Index, whichever is
                                          greater, at the time of purchase.
----------------------------------------------------------------------------------------------------------------------------------
PMSS1     FTVIPT Mutual                   Objective:  capital  appreciation with           Franklin Mutual Advisers, LLC
PMSS2     Shares Securities               income as a secondary goal.  Invests
          Fund - Class 2                  primarily in equity  securities of companies
                                          that the manager  believes are  available
                                          at market  prices less  than  their  value
                                          based  on  certain  recognized  or
                                          objective criteria (intrinsic value).
----------------------------------------------------------------------------------------------------------------------------------
PINT1     FTVIPT Templeton                Objective:  long-term capital growth.            Templeton Investment Counsel, LCC
PINT2     International                   Invests primarily in equity securities
          Securities                      of companies located outside the U.S.,
          Fund - Class 2                  including those in emerging markets.
----------------------------------------------------------------------------------------------------------------------------------
PGAA1     Galaxy VIP                      Objective: high total return.                    Fleet Investment Advisors Inc.
PGAA2     Asset                           Invests primarily in a diversified               (Fleet), investment advisor.
          Allocation Fund                 portfolio of equity, bond, and
                                          short-term obligations.
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

22   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY


Subaccount      Investing In              Investment Objectives and Policies               Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
PCHY1     Galaxy VIP                      Objective: high level of current income          Columbia Management Co.(Columbia),
PCHY2     Columbia High                   with  capital appreciation as a secondary        investment advisor.
          Yield Fund II                   objective. Invests primarily in high-yielding
                                          "junk"  corporate  debt  securities,  such as
                                          bonds, debentures and notes.
---------------------------------------------------------------------------------------------------------------------------------
PEQU1     Galaxy VIP Equity Fund          Objective: long-term growth of capital.          Fleet Investment
PEQU2                                     Invests primarily in stocks of companies         Advisors Inc.,
                                          that the Fund's investment advisor               investment advisor.
                                          believes have above-average
                                          earnings potential.
---------------------------------------------------------------------------------------------------------------------------------
PGGI1     Galaxy VIP Growth and           Objective:  relatively  high total return        Fleet Investment
PGGI2     Income Fund                     through long-term capital  appreciation          Advisors Inc.,
                                          and current income.  Invests primarily           investment advisor.
                                          in common stocks of U.S. companies with
                                          large market capitalization.
---------------------------------------------------------------------------------------------------------------------------------
PHQB1     Galaxy VIP High Quality         Objective:  high level of current income         Fleet Investment
PHQB2     Bond Fund                       consistent with prudent risk of  capital.        Advisors Inc.,
                                          Invests primarily in obligations issued or       investment advisor.
                                          guaranteed by the U.S. Government, as well
                                          as in corporate debt obligations such as
                                          notes and bonds.
---------------------------------------------------------------------------------------------------------------------------------
PSCG1     Galaxy VIP Small Company        Objective: capital appreciation. Invests         Fleet Investment
PSCG2     Growth Fund                     primarily in common stocks of small              Advisors Inc.,
                                          companies that have market capitalization        investment advisor.
                                          of $1.5 billion or less.
---------------------------------------------------------------------------------------------------------------------------------
PJAG1     Janus Aspen Series              Objective:  long-term  growth  of  capital.      Janus Capital
PJAG2     Aggressive  Growth              Non-diversified mutual fund that invests
          Portfolio:                      primarily in common stocks selected for
          Service Shares                  their growth potential and normally invests
                                          at least 50% of its equity assets in
                                          medium-sized companies.
---------------------------------------------------------------------------------------------------------------------------------
PJGT1     Janus Aspen Series Global       Objective:  long-term growth of capital.         Janus Capital
PJGT2     Technology Portfolio:           Non-diversified  mutual fund that  invests
          Service Shares                  primarily  in equity  securities  of U.S.
                                          and foreign companies  selected for their
                                          growth potential.  Normally invests at least
                                          65% of assets in securities of companies that
                                          the manager believes will benefit
                                          significantly from advancements
                                          or improvements in technology.
---------------------------------------------------------------------------------------------------------------------------------
PJGP1     Janus Aspen Series Growth       Objective: long-term growth of capital           Janus Capital
PJGP2     Portfolio: Service Shares       in a manner consistent with  the
                                          preservation of capital. Invests primarily
                                          in common stocks selected for their growth
                                          potential.
---------------------------------------------------------------------------------------------------------------------------------
PSGI1     MFS(R)Investors Trust Series -  Objective: long-term  growth of capital with     MFS Investment Management(R)
PSGI2     Service Class (previously       a secondary objective  to  seek  reasonable
          MFS(R)Growth with current       income. Invests primarily in common
          Income Series)                  stocks and related  securities,  such as
                                          preferred  stocks,  convertible  securities
                                          and depository receipts for those securities.
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

23   PROSPECTUS -- AUG. 15, 2001


Subaccount      Investing In              Investment Objectives and Policies               Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
PSND1     MFS(R)New Discovery             Objective: capital appreciation. Invests         MFS Investment Management(R)
PSND2     Series -  Service Class         primarily in equity securities of emerging
                                          growth companies.
---------------------------------------------------------------------------------------------------------------------------------
PSTR1     MFS(R)Total Return Series -     Objective: above-average income consistent       MFS Investment Management(R)
PSTR2     Service Class                   with the prudent employment  of  capital,
                                          with  growth of capital and income as a
                                          secondary objective. Invests primarily in a
                                          combination of equity and fixed income
                                          securities.
---------------------------------------------------------------------------------------------------------------------------------
PSUT1     MFS(R)Utilities Series -        Objective: capital growth and current income.    MFS Investment Management(R)
PSUT2     Service Class                   Invests primarily in equity and debt
                                          securities of domestic and foreign
                                          companies in the utilities industry.
---------------------------------------------------------------------------------------------------------------------------------
PGIN1     Putnam VT Growth and            Objective: capital growth and current income     Putnam Investment
PGIN2     Income Fund - Class IB          Invests mainly in common stocks of U.S.          Management, LLC
          Shares                          companies with a focus on value stocks that
                                          offer the potential for capital growth,
                                          current income, or both.
---------------------------------------------------------------------------------------------------------------------------------
PIGR1     Putnam VT International         Objective: capital appreciation. Invests         Putnam Investment
PIGR2     Growth Fund - Class             mainly in stocks outside the United States       Management, LLC
          IB Shares                       that  reflect a value lower than that which
                                          Putnam  Management places on the company or
                                          whose earnings we believe are likely to grow
                                          over time.
---------------------------------------------------------------------------------------------------------------------------------
PVIS1     Putnam VT Vista Fund -          Objective: capital appreciation. Invests         Putnam Investment
PVIS2     Class IB Shares                 mainly in common stocks of mid-sized             Management, LLC
                                          U.S. companies  with a focus on growth
                                          stocks.
---------------------------------------------------------------------------------------------------------------------------------

A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

-------------------------------------------------------------------------------

24   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

The Internal Revenue Service (IRS) issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Fixed Accounts

GUARANTEE PERIOD ACCOUNTS (GPAS)
You may allocate purchase payments to one or more of the GPAs with Guarantee Periods ranging from two to ten years. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The minimum guaranteed interest rate on the GPAs is 3%.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. We will determine these rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. We cannot predict nor can we guarantee future guaranteed interest rates above the 3% rate.


You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) At that time you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period, we will automatically transfer the contract value into the one-year fixed account.

-------------------------------------------------------------------------------

25   PROSPECTUS -- AUG. 15, 2001

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and
o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

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26   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY



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MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA.

Before we look at the MVA formula, it may help to look in a general way at how comparing your GPA's guaranteed rate and the rate for a new GPA affects the MVA.

Relationship between your GPA's guaranteed rate and the new GPA for the same time as the Guarantee Period remaining on your GPA:

                If your GPA rate is:                      The MVA is:
         Less than the new GPA rate + 0.10%                 Negative
         Equal to the new GPA rate + 0.10%                  Zero
         Greater than the new GPA rate + 0.10%              Positive


General Examples


Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
o We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. We add 0.10% to the 5.0% rate to get 5.10%. Your GPA's 4.5% rate is less than the 5.10% rate and, as reflected in the table above, the MVA will be negative.

Example 2: Remember again that your GPA is earning 4.5%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. We add 0.10% to the 4.0% rate to get 4.10%. In this example, since your GPA's 4.5% rate is greater than the 4.10% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


Sample MVA Calculations


The precise MVA formula we apply is as follows:

   Early withdrawal amount x [(    1 + i    )(to the power of n/12) - 1] = MVA
                                ------------
                                1 + j + .001

   Where:   i =  rate earned in the GPA from which amounts are being transferred or withdrawn.
            j =  current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
            n =  number of months remaining in the current Guarantee Period
                 (rounded up).

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27   PROSPECTUS -- AUG. 15, 2001



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Examples


Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
o We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(      1.045     )(to the power of 84/12) - 1] = -$39.28
              ----------------
                1 + .05 + .001

In this example, the MVA is a negative $39.28.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. Using the formula above, we determine the MVA as follows:

 $1,000 x [(      1.045     )(to the power of 84/12) - 1] = $27.21
            ----------------
              1 + .04 + .001

In this example, the MVA is a positive $27.21.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for the annual contract administrative charge, to amounts we pay as death claims or to automatic transfers from the two-year Guarantee Period Account. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT
You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and the American Enterprise Life's revenues and expenses.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the Market Value Adjustment interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the Market Value Adjustment interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

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Buying Your Contract

Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or be the annuitant if you are 90 or younger.

When you apply, you may select:

o the one-year fixed account, Guarantee Period Accounts and/or subaccounts in which you want to invest(1);
o  how you want to make purchase payments;
o  the date you want to start receiving annuity payouts (the retirement date);
o  a death benefit option(2);
o  the optional Benefit Protector(SM) Death Benefit Rider(3);
o  the optional Benefit Protector(SM) Plus Death Benefit Rider(3); and
o  a beneficiary.

(1) Some states restrict the amount you can allocate to the fixed accounts. GTAs are not available in all states.
(2) Death benefit Option B is available if you and the annuitant are 78 or younger at contract issue. If either you or the annuitant are 79 or older at contract issue death benefit Option A will apply.
(3) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

The contract provides for allocation of purchase payments to the subaccounts and/or to the fixed accounts in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to the fixed accounts and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline the application and return your payment. We will credit the additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. In Massachusetts, you may make additional purchase payments for ten years only.

THE RETIREMENT DATE
Annuity payouts are to begin on the retirement date. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o  no earlier than the 30th day after the contract's effective date; and
o no later than the annuitant's 85th birthday (or the tenth contract anniversary, if later).

For qualified annuities (except Roth IRAs), to avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the date the annuitant reaches age 59 1/2; and
o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you take the minimum IRA distribution as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later. In Pennsylvania, annuity payouts must start no later than annuitant's 82nd birthday or the eighth contract anniversary.

BENEFICIARY
We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

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29   PROSPECTUS -- AUG. 15, 2001



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PURCHASE PAYMENTS
Minimum initial purchase payment:

   $5,000 for contracts issued in South Carolina, Texas, and Washington $2,000 for contracts issued in all other states

Minimum additional purchase payments:

   $50 for SIPs
   $100 for all other payment plans

Maximum total purchase payments (without prior approval):

   $1,000,000 for issue ages up to 85
   $100,000 for issue ages 86 to 90

HOW TO MAKE PURCHASE PAYMENTS

1 By letter:

Send your check along with your name and contract number to:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

2 By SIP:

Contact your sales representative to complete the necessary SIP paperwork.

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATION CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals either 1.00% or 1.10% of their average daily net assets on an annual basis depending on the death benefit option that applies to your contract. If death benefit Option A applies, the mortality and expense risk fee is 1.00%. If death benefit Option B applies, the mortality and expense risk fee is 1.10%. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed accounts.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

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30   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY



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The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it(1). If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits. We can increase this fee on new contracts up to a maximum of 0.75%.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it(1). If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits. We can increase this fee on new contracts up to a maximum of 1.25%.

(1) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

WITHDRAWAL CHARGE
A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within seven years before withdrawal. In addition, amounts withdrawn from a Guarantee Period Account more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.

    NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.

3. Next, we withdraw purchase payments received eight or more years before the withdrawal and not previously withdrawn. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received in the seven years before the withdrawal on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

We determine your withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage, and then totaling the withdrawal charges.

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The withdrawal charge percentage depends on the number of years since you made the payments withdrawn.

         Years from purchase                 Withdrawal charge
           payment receipt                      percentage

                 1                                  8%
                 2                                  8
                 3                                  7
                 4                                  6
                 5                                  5
                 6                                  4
                 7                                  2
                 Thereafter                         0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.26. We determine this amount as follows:

         Amount requested          or     $1,000   =  $1,075.26
    ------------------------              ------
    1.00 - withdrawal charge               .93

By applying the 7% withdrawal charge to $1,075.26, the withdrawal charge is $75.26. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E -- Payouts for a specified period:
Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.10% if the assumed investment rate is 3.5% and 6.60% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. In no event would your withdrawal charge exce ed 9% of the amount available for payouts under the plan.

Withdrawal charge calculation example

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is July 1, 2001 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and
o  We received these payments:
   --  $10,000 July 1, 2001;
   --  $8,000 Dec. 31, 2006;
   --  $6,000 Feb. 20, 2009; and
o The owner withdraws the contract for its total withdrawal value of $38,101 on Aug. 5, 2011 and had not made any other withdrawals during that contract year; and
o  The prior anniversary July 1, 2011 contract value was $38,488.

Withdrawal charge    Explanation

   $    0            $3,848.80 is 10% of the prior anniversary contract value
                     withdrawn without withdrawal charge; and
        0            $10,252.20 is contract earnings in excess of the 10% free
                     withdrawal amount withdrawn without withdrawal charge; and
        0            $10,000 July 1, 2001 payment was received eight or more
                     years before withdrawal and is withdrawn without withdrawal charge; and
      400            $8,000 Dec. 31, 2006 payment is in its fifth year from
                     receipt, withdrawn with a 5% withdrawal charge; and
      420            $6,000 Feb. 20, 2009 payment is in its third year from
                     receipt, withdrawn with a 7% withdrawal charge.
     ----
     $820

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Waiver of withdrawal charge

We do not assess a withdrawal charge for:

o  withdrawals of any contract earnings;
o  withdrawals  of  amounts   totaling  up  to  10%  of  your  prior  contract
   anniversary's contract value to the extent they exceed contract earnings;
o required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
o  contracts settled using an annuity payout plan;
o  death benefits;

o withdrawals you make under your contract's "Waiver of Withdrawal Charges" provision. To the extent permitted by state law, your contract will include this provision when the owner and annuitant are under age 76 at contract issue. We will waive withdrawal charges that we normally assess upon full or partial withdrawal if you provide proof satisfactory to us that, as of the date you request the withdrawal, you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. (See your contract for additional conditions and restrictions on this waiver); and

o to the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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Valuing Your Investment

We value your accounts as follows:

FIXED ACCOUNTS
We value the amounts you allocated to the fixed accounts directly in dollars. The value of a fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the Guarantee Period Accounts;
o  plus interest credited;
o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges) and amounts transferred out;
o  minus any prorated contract administrative charge;
o minus any prorated portion of the Benefit Protector(SM) Death Benefit Rider fee (if applicable); and
o minus any prorated portion of the Benefit Protector(SM) Plus Death Benefit Rider fee (if applicable).

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o  dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocated to the subaccounts;
o  transfers into or out of the subaccounts;
o  partial withdrawals;
o  withdrawal charges;
o  prorated portions of contract administrative charge;


o  prorated portions of the Benefit Protector(SM) Death Benefit Rider fee
   (if applicable); and/or
o prorated portions of the Benefit Protector(SM) Plus Death Benefit Rider fee (if applicable).


Accumulation unit values will fluctuate due to:

o  changes in funds' net asset value;
o  dividends distributed to the subaccounts;
o  capital gains or losses of funds;
o  fund operating expenses;
o  mortality and expense risk fees; and/or
o  variable account administrative charges.

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34   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year Guarantee Period Account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works


                                                                        Number
By investing an  equal number                Amount     Accumulation   of units
of dollars each month...            Month   invested     unit value    purchased
                                     Jan       $100         $20           5.00
you automatically buy                Feb        100          18           6.25
more units when the                  Mar        100          17          11.11
per unit market price is low...      Apr        100          15          20.00
                                     May        100          16          14.29
                                     June       100          18          10.00
and fewer units                      July       100          17           6.67
when the per unit                    Aug        100          19           5.00
market price is high.                Sept       100          21           5.88
                                     Oct        100          20           8.33


You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for Tiered DCA. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

        If your net contract       we allocate your new purchase
            value(1) is...                  payment to:
       $10,000 - $49,999               Tier 1 DCA account
       $50,000 or more                 Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for either six months or twelve months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the other accounts you selected over the six-month or twelve-month period.

We credit interest to each Tiered DCA account at rates that generally are higher than those we credit to the one-year fixed account. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

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35   PROSPECTUS -- AUG. 15, 2001

We credit each Tiered DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month or twelve-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple-source payments after the six-month or twelve-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed accounts. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS
You may transfer contract value from any one subaccount, or the fixed accounts, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed accounts.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the Guarantee Period Accounts will be subject to a MVA if done more than 30 days before the end of the Guarantee Period.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners. These modifications could include, but not be limited to:

o  requiring a minimum time period between each transfer;
o not accepting transfer requests of an agent acting under power of attorney on behalf of more than one contract owner; or
o limiting the dollar amount that a contract owner may transfer at any one time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

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36   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed accounts at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.
o You may transfer contract values from the one-year fixed account to the subaccounts or the Guarantee Period Accounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.
o You may transfer contract values from a Guarantee Period Account any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA, which may result in a gain or loss of contract value.
o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the Guarantee Period Accounts will be effective on the valuation date we receive it.
o We will not accept requests for transfers from the one-year fixed account at any other time.
o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.
o Once annuity payouts begin, you may not make any transfers to the Guarantee Period Accounts.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 By letter:

Send your name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or withdrawal to:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

2 By automated transfers and automated partial withdrawals:

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
o Automated withdrawals may be restricted by applicable law under some contracts.
o You may not make additional purchase payments if automated partial withdrawals are in effect.
o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

Maximum amount
Transfers or withdrawals:  Contract value (except for automated transfers from the fixed account)

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37   PROSPECTUS -- AUG. 15, 2001

3 By phone:

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of an address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges -- Withdrawal Charge") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

RECEIVING PAYMENT
By regular or express mail:

o  payable to you.
o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:
  --   the withdrawal amount includes a purchase payment check that has not cleared;
  --   the NYSE is closed, except for normal holiday and weekend closings;
  --   trading on the NYSE is restricted, according to SEC rules;
  -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
  -- the SEC permits us to delay payment for the protection of security holders.

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38   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")


If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Benefits in Case of Death

There are two death benefit options under this contract: Option A and Option B. If either you or the annuitant are 79 or older at contract issue, death benefit Option A will apply. If both you and the annuitant are 78 or younger at contract issue, you can elect either death benefit Option A or Option B on your application. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

DEATH BENEFIT OPTION A
Death benefit Option A is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

   Adjusted partial withdrawals for Option A or Option B =    PW x DB
                                                              -------
                                                                 CV

   PW = the partial withdrawal including any applicable withdrawal charge or
        MVA.
   DB = the death benefit on the date of (but prior to) the partial withdrawal. CV = contract value on the date of (but prior to) the partial withdrawal.

Example:

o  You purchase the contract for $25,000 on Jan. 1, 2001.
o On Jan. 1, 2002 (the first contract anniversary), the contract value grows to $29,000.
o On March 1, 2002, the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the death benefit for Option A on March 1, 2002 as follows:

Contract Value at death:                                           $20,500.00
                                                                   ==========

Purchase payment minus adjusted partial withdrawals:
      Total purchase payments:                                     $25,000.00
      minus the adjusted partial withdrawal

      calculated as: $1,500 x $29,000 =                             -1,977.27
                      ----------------                               --------
                          $22,000

      for a death benefit of:                                      $23,295.45
                                                                   ==========

The Option A death benefit, calculated as the greater of these
two values:                                                        $23,295.45

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39   PROSPECTUS -- AUG. 15, 2001

DEATH BENEFIT OPTION B
Death benefit Option B is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. Death benefit Option B does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 78 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not death benefit Option B is appropriate for your situation. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): This is the greatest of your contract values on any contract anniversary plus subsequent purchase payments minus adjusted partial withdrawals. We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example:

o  You purchase the contract for $25,000 on Jan. 1, 2001.
o On Jan. 1, 2002 (the first contract anniversary), the contract value grows to $29,000.
o On March 1, 2002, the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the death benefit for Option B on March 1, 2002 as follows:

Contract Value at death:                                           $20,500.00
                                                                   ==========
Purchase payment minus adjusted partial withdrawals:               $23,295.45
                                                                   ==========

The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:

      Greatest of your contract anniversary contract values:       $29,000.00
      plus purchase payments made since that anniversary:               +0.00
      minus adjusted partial withdrawals taken since that anniversary,

      calculated as: $1,500 x $29,000 =                             -1,977.27
                     ----------------                               ---------
                           $22,000

      for a death benefit of:                                      $27,022.72
                                                                   ==========

The Option B death benefit, calculated as the greatest of these
three values, which is the MAV:                                    $27,022.72

If you die before your retirement date: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities: If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and
o payouts begin no later than one year after your death, or other date as permitted by the Code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

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40   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Qualified annuities: The IRS has issued proposed regulations which will affect distributions from your qualified annuity. These proposed regulations may take effect Jan. 1, 2002. The information below is an explanation based on existing law. Contact your tax advisor if you have any questions as to the impact of the new proposed rules on your situation.

If your spouse is the sole beneficiary, your spouse may keep the contract as owner until the date on which the annuitant would have reached age 70 1/2, or any other date permitted by the Code. To do this, your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and
o  payouts begin no later than one year after your death; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

Optional Benefits

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under a nonqualified annuity contract. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit (see "Benefits in Case of Death),

PLUS

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector:


o  You may terminate the rider within 30 days of the first rider anniversary.
o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and your spouse elects to continue the contract, we will substitute the new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse has the option of discontinuing the Benefit Protector within 30 days of the date of death.

For an example of how we calculate the death benefit under the Benefit Protector, please see the example in the Benefit Protector(SM) Plus Death Benefit Rider below.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

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41   PROSPECTUS -- AUG. 15, 2001

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under nonqualified annuities purchased through a transfer or exchange. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector described above,

PLUS

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                     Percentage if you and the        Percentage if you or the
                     annuitant are under age 70       annuitant are 70 or older
Contract year        on the rider effective date     on the rider effective date
One and Two                      0%                            0%
Three and Four                  10%                            3.75%
Five or more                    20%                            7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


o  the applicable death benefit (see "Benefits in Case of Death") PLUS

                    Percentage if you and the                                         Percentage if you or the
                    annuitant are under age 70                                        annuitant are 70 or older
Contract year       on the rider effective date, add...                               on the rider effective date, add...
      1             Zero                                                              Zero
      2             40% x earnings at death (see above)                               15% x earnings at death

      3 and 4       40% x (earnings at death                                          15% x (earnings at death
                    + 25% of initial purchase payment*)                               + 25% of initial purchase payment*)

      5+            40% x (earnings at death                                          15% x (earnings at death
                    + 50% of initial purchase payment*)                               + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


Terminating the Benefit Protector Plus:

o  You may terminate the rider within 30 days of the first rider anniversary.
o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


Example of the Benefit Protector and Benefit Protector Plus:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2001 and you and the annuitant are under age 70. You select the death benefit Option B.

o On July 1, 2001 the contract value grows to $105,000. The death benefit on July 1, 2001 equals death benefit Option B, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the Benefit Protector nor the Benefit Protector Plus provides any additional benefit at this time.

o On Jan. 1, 2002 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time. The death benefit on Jan. 1, 2002 equals:


      death benefit Option B (contract value):                          $110,000

      plus the Benefit Protector benefit which equals 40% of earnings at death (death benefit Option B minus payments not
           previously withdrawn):
           0.40 x ($110,000 - $100,000) =                                 +4,000
                                                                        --------
      Total death benefit of:                                           $114,000

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42   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

o On Jan. 1, 2003 the contract value falls to $105,000. The death benefit on Jan. 1, 2003 equals:

      death benefit Option B (MAV):                                     $110,000

      plus the Benefit Protector benefit (40% of earnings at death):
           0.40 x ($110,000 - $100,000) =                                 +4,000

      plus the Benefit Protector Plus which in the third contract year equals 10% of purchase payments made within 60 days of contract
           issue and not previously withdrawn: 0.10 x $100,000 =         +10,000
                                                                        --------
      Total death benefit of:                                           $124,000

o On Feb. 1, 2003 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 8% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2003 equals:

      death benefit Option B
      (MAV adjusted for partial withdrawals):                            $57,619

      plus the Benefit Protector benefit (40% of earnings at death):
           0.40 x ($57,619 - $55,000) =                                   +1,048

      plus the Benefit Protector Plus which in the third contract year equals 10% of purchase payments made within 60 days of contract
           issue and not previously withdrawn: 0.10 x $55,000 =           +5,500
                                                                        --------
      Total death benefit of:                                            $64,167

o On Jan. 1, 2004 the contract value falls $40,000. The death benefit on Jan. 1, 2004 equals the death benefit paid on Feb. 1, 2003. The reduction in contract value has no effect.

o On Jan. 1, 2010 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2010 equals:

      death benefit Option B (contract value):                          $200,000

      plus the Benefit Protector (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
           withdrawn that are one or more years old)                     +55,000
                                                                        --------
      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments made within 60 days of contract issue and not previously withdrawn: 0.20 x $55,000 =
                                                                         +11,000
                                                                        --------
      Total death benefit of:                                           $266,000

o On July 1, 2010 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the Benefit Protector or Benefit Protector Plus values. The death benefit on July 1, 2010 equals:

      death benefit Option B (contract value):                          $250,000

      plus the Benefit Protector (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
           withdrawn that are one or more years old)                     +55,000
                                                                        --------
      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
           0.20 x $55,000 =                                              +11,000
                                                                        --------
      Total death benefit of:                                           $316,000

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43   PROSPECTUS -- AUG. 15, 2001

o On July 1, 2011 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector changes but value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2011 equals:

      death benefit Option B (contract value):                          $250,000

      plus the Benefit Protector benefit which equals 40% of earnings at death (death benefit Option B minus payments not
           previously withdrawn):
           0.40 x ($250,000 - $105,000) =                                +58,000

      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
           0.20 x $55,000 =                                              +11,000
                                                                        --------
      Total death benefit of:                                           $319,000

If your spouse is sole beneficiary and your spouse elects to continue the contract, we will terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract; and
o  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the underlying funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract shows the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they decline.

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44   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o Plan A: Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o Plan B: Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C: Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D: Joint and last survivor life annuity -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E: Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.10% and 6.60% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

Annuity payout plan requirements for qualified annuities: If you purchased a qualified annuity, you have the responsibility for electing a payout plan that complies with your contract and with applicable law. The payout plan options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or
o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or
o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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45   PROSPECTUS -- AUG. 15, 2001

Taxes

Generally, under current law, your contract has a tax deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Qualified annuities: When your contract is used to fund a retirement plan that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral for that retirement plan.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Annuity payouts under qualified annuities (except Roth IRAs): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a tax-deferred retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Withdrawals: If you withdraw part or all of your contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you make withdrawals from your contract before your plan specifies that you can receive payouts.

Death benefits to beneficiaries under nonqualified annuities: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

Death benefits to beneficiaries under qualified annuities: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Special considerations if you select either the Benefit Protectorsm or the Benefit Protectorsm Plus Death Benefit Riders: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.

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46   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other exceptions may apply if you make withdrawals from your contract prior to age 59 1/2.

Withholding, generally: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Transfer of ownership of a nonqualified annuity: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by
o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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47   PROSPECTUS -- AUG. 15, 2001

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;
o  the existing funds become unavailable; or
o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute the funds currently listed in this prospectus for other funds.

We may also:

o  add new subaccounts;
o  combine any two or more subaccounts;
o  make additional subaccounts investing in additional funds;
o  transfer assets to and from the subaccounts or the variable account; and
o  eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

About the Service Providers

PRINCIPAL UNDERWRITER
American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

ISSUER
American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

American Enterprise Life pays cash compensation to the broker-dealers and insurance agencies who have entered into distribution agreements with American Enterprise Life and AEFA for the sale of contracts. This compensation will not result in any charge to contract owners or to the Variable Account in additon to the charges described in this prospectus. This cash compensation will not be more than 9.0% of the purchase payments it receives on the contracts. From time to time and in accordance with applicable laws and regulations we will pay or permit other promtional incentives, in cash or credit or other compensation.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York, which was commenced in Minnesota state court on October 13, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

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48   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

In August, 2000 an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.


On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. On May 16, 2001 the state court filed its Final Order and Judgment Approving Class Action Settlement. On May 15, 2001 the federal court entered its Final Order and Judgment Approving Class Action Settlement. An appeal has been filed with the Minnesota Court of Appeals and the United States Court of Appeals for the Eighth Circuit.


Additional Information About American Enterprise Life

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.


                                      Six months ended                                  Years ended Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
(thousands)               June 30, 2001  June 30, 2000 June 30, 1999      2000         1999         1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net investment income      $  133,060     $  152,928    $  161,367    $  299,759   $  322,746   $  340,219  $  332,268   $  271,719
Net loss on investments       (84,799)          (138)        1,890           469        6,565       (4,788)       (509)      (5,258)
Other                           7,377          4,972         3,827        12,248        8,338        7,662       6,329        5,753
Total revenues             $   55,998     $  157,762    $  167,084    $  312,476   $  337,649   $  343,093  $  338,088   $  272,214
Income before income taxes $  (70,940)    $   22,594    $   28,847    $   38,452   $   50,662   $   36,421  $   44,958   $   35,735
Net income                 $  (46,322)    $   14,437    $   19,846    $   24,365   $   33,987   $   22,026  $   28,313   $   22,823
Total assets               $4,771,887     $4,473,356    $4,934,161    $4,652,221   $4,603,343   $4,885,621  $4,973,413   $4,425,837
-----------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Six months ended June 30, 2001 compared to six months ended June 30, 2000:

American Enterprise Life's net loss was $46 million for the six months ended June 30, 2001, compared to net income of $14 million for the six months ended June 30, 2000. Net loss before income taxes totaled $71 million for the six months ended June 30, 2001, compared to net income before income taxes of $23 million for the six months ended June 30, 2000. This decline primarily reflects a net loss on investments of $85 million, primarily from the recognition of impairment losses and the sale of certain high-yield securities.

Total investment contract deposits received increased to $433 million for the six months ended June 30, 2001, compared to $227 million for the six months ended June 30, 2000. This increase is primarily due to an increase in variable annuity deposits received from sales.

Total revenues decreased to $56 million for the six months ended June 30, 2001, compared to $158 million for the six months ended June 30, 2000. The decrease is primarily due to net losses on investments and decreases in net investment income. Net investment income, the largest component of revenues, decreased 13% from the same period of the prior year, reflecting a decrease in investments owned, lower investment yields and investment interest reversals related to structured investments.

Policyholder and contractholder charges decreased 3% to $3.0 million for the six months ended June 30, 2001, compared to $3.1 million for the six months ended June 30, 2000. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 161% to $4.7 million for the six months ended June 30, 2000, compared to $1.8 million for the six months ended June 30, 2000, reflecting an increase in separate account assets.

Net loss on investments was $85 million for the six months ended June 30, 2001, compared to a net loss of $0.1 million for the six months ended June 30, 2000. The net loss for the six months ended June 30, 2001 was composed of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities, a $20 million writedown in the second quarter to recognize the impact of higher default assumptions on rated structured investments and a $51 million writedown of high-yield securities in the second quarter primarily reflecting management's decision to reduce and rebalance high-yield risk exposure in the fixed maturity investment portfolio during the second half of 2001 and a $4 million net gain related to the disposal of available for sale securities.


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49   PROSPECTUS -- AUG. 15, 2001

Total benefits and expenses decreased 6% to $127 million for the six months ended June 30, 2001, compared to $135 million for the same period in 2000. The largest component of expenses, interest credited on investment contracts, decreased $6 million to $90 million for the six months ended June 30, 2001, compared to $96 million for the six months ended June 30, 2000, reflecting a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $23 million for the six months ended June 30, 2001, compared to $22 million for the six months ended June 30, 2000. This increase was due primarily to an increase in aggregate amounts in force, specifically variable annuities.

Other operating expenses decreased 18% to $14 million for the six months ended June 30, 2001, compared to $17 million for the six months ended June 30, 2000, primarily due to expense savings associated with re-engineering initiatives.

Six months ended June 30, 2000 compared to six months ended June 30, 1999:

American Enterprise Life's net income decreased 27% to $14 million for the six months ended June 30, 2000, compared to $20 million for the six months ended June 30, 1999. Earnings declined primarily due to weak equity markets and narrower spreads on the investment portfolio.

Total investment contract deposits received increased to $227 million for the six months ended June 30, 2000, compared to $192 million for the six months ended June 30, 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $158 million for the six months ended June 30, 2000, compared with $167 million for the six months ended June 30, 1999. The decrease is primarily due to a decrease in net investment income. Net investment income, the largest component of revenues, decreased 5% from the same period of the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 11% to $3.1 million for the six months ended June 30, 2000, compared to $2.8 million for the six months ended June 30, 1999, reflecting an increase in annuity surrender charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 80% to $1.8 million for the six months ended June 30, 2000, compared to $1.0 million for the six months ended June 30, 1999. This reflects the increase in separate account assets.

Net loss on investments was $0.1 million for the six months ended June 30, 2000, compared to a net gain of $1.9 million for the six months ended June 30, 1999. The net losses were primarily due to recognition of impairment losses and the sale of certain fixed maturity investments.

Total benefits and expenses decreased 2% to $135 million for the six months ended June 30, 2000, compared to $138 million for the six months ended June 30, 1999. The largest component of expenses, interest credited on investment contracts, decreased $9 million to $96 million for the six months ended June 30, 2000, compared to $105 million for the six months ended June 30, 1999. This reflects a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $22 million, compared to $20 million for the six months ended June 30, 1999. This increase was due primarily to an increase in aggregate amounts in force.

Other operating expenses increased 31% to $17 million for the six months ended June 30, 2000, compared to $13 million for the six months ended June 30, 1999. This increase is mainly due to higher technology costs related to growth initiatives.

Three months ended June 30, 2001 compared to three months ended June 30, 2000:

American Enterprise Life's net loss was $39 million for the three month period ended June 30, 2001, compared to net income of $8 million for the three month period ended June 30, 2000. Net loss before income taxes totaled $59 million for the three month period ended June 30, 2001, compared to net income before income taxes of $13 million for the three month period ended June 30, 2000. This decline primarily reflects net loss on investments of $66 million primarily from recognition of impairment losses and the sale of certain high-yield securities.

Total investment contract deposits received increased to $231 million for the three month period ended June 30, 2001, compared to $160 million for the three month period ended June 30, 2000. This increase is primarily due to an increase in variable annuity deposits received from sales.

Total revenues decreased to $1 million for the three month period ended June 30, 2001, compared to $80 million for three month period ended June 30, 2000. The decrease is primarily due to net losses on investments and decreases in net investment income. Net investment income, the largest component of revenues, decreased 16% from the same period of the prior year, reflecting a decrease in investments owned, lower investment yields and investment interest reversals related to structured investments.

Policyholder and contractholder charges decreased 21% to $1.3 million for the three month period ended June 30, 2001, compared to $1.7 million for the three month period ended June 30, 2000. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 142% to $2.5 million for the three month period ended June 30, 2000, compared to $1.0 million for the three month period ended June 30, 2000, reflecting an increase in separate account assets.

Net loss on investments was $66 million for the three month period ended June 30, 2001, compared to a net loss of $2 million for the three month period ended June 30, 2000. The net loss for the three months ended June 30, 2001 was composed of a $20 million writedown to recognize the impact of higher default assumptions on rated structured investments and a $51 million writedown of high-yield securities primarily reflecting management's decision to reduce and rebalance high-yield exposure in the fixed maturity investment portfolio during the second half of 2001 and a $5 million net gain related to the disposal of available for sale securities.


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50   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

Total benefits and expenses decreased 11% to $60 million for the three month period ended June 30, 2001, compared to $68 million for the same period in 2000. The largest component of expenses, interest credited on investment contracts, increased $1 million to $48 million for the three month period ended June 30, 2001, compared to $47 million for the three month period ended June 30, 2000. Amortization of deferred policy acquisition costs decreased to $11 million for the three month period ended June 30, 2001, compared to $12 million for the three month period ended June 30, 2000.

Other operating expenses decreased 81% to $2 million for the three month period ended June 30, 2001, compared to $9 million for the three month period ended June 30, 2000, primarily due to expense savings associated with re-engineering initiatives.

Three months ended June 30, 2000 compared to three months ended June 30, 1999:

American Enterprise Life's net income decreased 38% to $8 million for the three month period ended June 30, 2000, compared to $13 million for the three month period ended June 30, 1999. Earnings declined primarily due to weak equity markets and narrower spreads on the investment portfolio.

Total investment contract deposits received increased to $160 million for the three month period ended June 30, 2000, compared to $121 million for the three month period ended June 30, 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $80 million for the three month period ended June 30, 2000, compared with $90 million for the three month period ended June 30, 1999. The decrease is primarily due to a decrease in net investment income. Net investment income, the largest component of revenues, decreased 7% from the same period of the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 6% to $1.7 million for the three month period ended June 30, 2000, compared to $1.6 million for the three month period ended June 30, 1999, reflecting an increase in annuity surrender charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 100% to $1.0 million for the three month period ended June 30, 2000, compared to $.5 million for the three month period ended June 30, 1999. This reflects an increase in separate account assets.

Net gain on investments was $2.3 million for the three month period ended June 30, 2000, compared to a net gain of $5.7 million for the three month period ended June 30, 1999. The decline was primarily due to recognition of impairment losses and the sale of certain fixed maturity investments.

Total benefits and expenses decreased 3% to $68 million for the three month period ended June 30, 2000, compared to $70 million for the three month period ended June 30, 1999. The largest component of expenses, interest credited on investment contracts, decreased $6 million to $47 million for the three month period ended June 30, 2000, compared to $53 million for the three month period ended June 30, 1999. This reflects a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $12 million, compared to $10 million for the three month period ended June 30, 1999. This increase was due primarily to an increase in aggregate amounts in force.

Other operating expenses increased 29% to $9 million for the three month period ended June 30, 2000, compared to $7 million for the three month period ended June 30, 1999. This increase is mainly due to higher technology costs related to growth initiatives.

Dec. 31, 2000 Compared to Dec. 31, 1999:


Net income decreased 29% to $24 million in 2000, compared to $34 million in 1999. Income before income taxes totaled $38 million in 2000, compared with $51 million in 1999. The decrease was primarily the result of lower net investment income of $300 million in 2000, compared with $323 million in 1999.

Total investment contract deposits received increased to $721 million in 2000, compared with $336 million in 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $312 million in 2000, compared with $338 million in 1999. The decrease is primarily due to decreases in net investment income and net realized gains on investments. Net investment income, the largest component of revenues, decreased 7% from the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 13% to $6.9 million in 2000, compared with $6.1 million in 1999, reflecting an increase in annuity withdrawal charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 135% to $5.4 million in 2000, compared with $2.3 million in 1999, this reflects the increase in separate account assets.

Net realized gain on investments was $0.5 million in 2000, compared with $6.6 million in 1999. The decrease in net realized gains was primarily due to the loss on sale and writedowns of fixed maturity investments.

Total benefits and expenses decreased 5% to $274 million in 2000, compared with $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $191 million, reflecting a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $48 million, compared to $43 million in 1999. This increase was due primarily to increased aggregate amounts in force.

Other operating expenses remained steady at $35 million in 2000.

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51   PROSPECTUS -- AUG. 15, 2001

Dec. 31, 1999 Compared to Dec. 31, 1998:


Net income increased 54% to $34 million in 1999, compared to $22 million in 1998. Earnings growth resulted primarily net realized gains of $6.6 million in 1999, compared to net realized losses of $4.8 in 1998.

Income before income taxes totaled $51 million in 1999, compared with $36 million in 1998.

Total investment contract deposits received decreased to $336 million in 1999, compared with $348 million in 1998. This decrease is primarily due to a decrease in sales of variable annuities in 1999.

Total revenues decreased to $338 million in 1999, compared with $343 million in 1998. The decrease is primarily due to decreased net investment income which was partially offset by an increase in realized gain on investments. Net investment income, the largest component of revenues, decreased 5% from the prior year, reflecting decreases in investments owned and investment yields.

Contractholder charges decreased 5% to $6.1 million in 1999, compared with $6.4 million in 1998, reflecting a decrease in fixed annuities in force. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 77% to $2.3 million in 1999, compared with $1.3 million in 1998, this reflects the increase in separate account assets.

Net realized gain on investments was $6.6 million in 1999, compared to a net realized loss on investments of $4.8 million in 1998. The net realized gains were primarily due to the sale of available for sale fixed maturity investments at a gain as well as a decrease in the allowance for mortgage loan losses based on management's regular evaluation of allowance adequacy.

Total benefits and expenses decreased slightly to $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $209 million, reflecting a decrease in fixed annuities in force and lower interest rates. Amortization of deferred policy acquisition costs decreased to $43 million, compared to $54 million in 1998. This decrease was due primarily to decreased aggregate amounts in force, as well as the impact of changing prospective assumptions in 1998 based on actual lapse experience on certain fixed annuities.

Other operating expenses increased 46% to $35 million in 1999, compared to $24 million in 1998. This increase primarily reflects technology costs related to growth initiatives.

Risk Management

The sensitivity analysis of the test of market risk discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions on the ensuing year's earnings based on year-end positions. The market changes, assumed to occur as of year-end, is a 100 basis point increase in market interest rates. Computations of the prospective effects of hypothetical interest rate change based on numerous assumptions, including relative levels of market interest rates as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market changes actually occurred over time. As a result, actual earnings effects in the future will differ from those quantified below.

American Enterprise Life primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a competitive rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate trading profits.

American Enterprise Life has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the purchase of some types of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 2000, would be approximately $4.6 million.

Liquidity and Capital Resources

The liquidity requirements of American Enterprise Life are met by funds provided by annuity considerations, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, and investment purchases.

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52   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The line of credit is used strictly as a short-term source of funds. No borrowings were outstanding under the agreement at Dec. 31, 2000. At Dec. 31, 2000, outstanding reverse repurchase agreements totaled $25 million.

At Dec. 31, 2000, investments in fixed maturities comprised 80% of American Enterprise Life's total invested assets. Of the fixed maturity portfolio, approximately 30% is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At Dec. 31, 2000, approximately 15% of American Enterprise Life's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

At Dec. 31, 2000, net unrealized depreciation on fixed maturities held to maturity included $10.7 million of gross unrealized appreciation and $17.8 million of gross unrealized depreciation. Net unrealized depreciation on fixed maturities available for sale included $30.2 million of gross unrealized appreciation and $125.6 million of gross unrealized depreciation.

At Dec. 31, 2000, American Enterprise Life had an allowance for losses for mortgage loans totaling $3.3 million.

The economy and other factors have caused a number of insurance companies to go under regulatory supervision. This circumstance has resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of Dec. 31, 2000, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention.

RESERVES
In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

INVESTMENTS
Of our total investments of $3,735,994 at Dec. 31, 2000, 27% was invested in mortgage-backed securities, 54% in corporate and other bonds, 19% in primary mortgage loans on real estate and less than 1% in other investments.

COMPETITION
We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are over 1,600 stock, mutual and other types of insurers in the life insurance business. Best's Insurance Reports, Life-Health edition 2000, assigned us one of its highest classifications, A+ (Superior).

EMPLOYEES
As of Dec. 31, 2000, we had no employees.

PROPERTIES
We occupy office space in Minneapolis, MN, which is leased by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

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53   PROSPECTUS -- AUG. 15, 2001

STATE REGULATION
American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. Such regulation does not, however, involve any supervision of the account's management or the company's investment practices or policies. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. A full examination of American Enterprise Life's operations is conducted periodically by the National Association of Insurance Commissioners. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Directors and Executive Officers*
The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

DIRECTORS
Gumer C. Alvero
Born in 1967
Director, chairman of the board and executive vice president - Annuities since January 2001; vice president - Variable Annuities, AEFC, since April 1998; executive assistant to president/CEO, AEFC, from April 1996 to April 1998.

Carol A. Holton
Born in 1952
Director, president and chief executive officer since January 2001; vice president - Third Party Distribution, AEFC, since April 1998; director - Distributor Services, AEFC, from September 1997 to April 1998; director - Business Systems and Operations, F&G Life, from July 1996 to August 1997.

Paul S. Mannweiler**
Born in 1949
Director since 1986; Partner at Locke Reynolds Boyd & Weisell since 1980.

Teresa J. Rasmussen
Born in 1956
Director, vice president, general counsel and secretary since December 2000; vice president and assistant general counsel, AEFC, since August 2000; assistant vice president, AEFC, from October 1995 to August 2000.

OFFICERS OTHER THAN DIRECTORS
Lorraine R. Hart
Born in 1951
Vice president - Investments since 1992; vice president - Insurance Investments, AEFC since 1998; and vice president - Investments, American Express Certificate Company since 1994.

Stuart A. Sedlacek
Born in 1957
Executive vice president since 1998; executive vice president - Assured Assets, 1994 to 1998; senior vice president and chief financial officer, AEFC, since 1998; vice president, AEFC, from September 1988 to 1998.

Philip C. Wentzel
Born in 1961
Vice president and controller since 1998; director of financial reporting and analyses, AEFC, from 1992 to 1997.

David L. Yowan
Born in 1957
Vice president and treasurer since March 2001; senior vice president and assistant treasurer of American Express Company since January 1999; vice president and corporate treasurer, AEFC, since April 2001; senior portfolio and risk management officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

* The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474 except for Mr. Mannweiler who is an independent director.

** Mr.  Mannweiler's  address is: 201 No. Illinois  Street,  Indianapolis,  IN
   46204

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54   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

EXECUTIVE COMPENSATION

Our executive officers also may serve one or more affiliated companies. The following table reflects cash compensation paid to the five most highly compensated executive officers as a group for services rendered in the most recent year to us and our affiliates. The table also shows the total cash compensation paid to all our executive officers, as a group, who were executive officers at any time during the most recent year.

Name of individual or number in group       Position held                         Cash compensation
Five most highly compensated executive
officers as a group:                                                                 $ 8,138,209
   Stephen W. Roszell                       President and Chief Executive Officer
   Richard W. Kling                         Chairman of the Board
   Lorraine R. Hart                         Vice President - Investments
   David M. Kuplic                          Assistant Vice President - Investments
   Stuart A. Sedlacek                       Executive Vice President
All executive officers as a group (11)                                               $11,289,475

SECURITY OWNERSHIP OF MANAGEMENT
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

Experts

Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account as of Dec. 31, 2000 and for the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

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55   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------
Balance sheet

June 30, 2001 (unaudited) ($ thousands, except share amounts)

Assets

Investments:
   Fixed maturities:
      Available for sale, at fair value
      (amortized cost: $3,008,732)                               $3,046,072
   Mortgage loans on real estate                                    694,922
   Other investments                                                    628
                                                                        ---
      Total investments                                           3,741,622

Cash and cash equivalents                                            96,851
Amounts due from brokers                                              1,648
Accounts receivable                                                   1,070
Accrued investment income                                            49,364
Deferred policy acquisition costs                                   207,370
Deferred income taxes                                                30,336
Other assets                                                          8,592
Separate account assets                                             635,034
                                                                    -------
      Total assets                                               $4,771,887
                                                                 ==========

Liabilities and stockholder's equity

Liabilities:
   Future policy benefits:                                       $3,592,884
      Fixed annuities
      Universal life-type insurance                                       5
   Policy claims and other policyholders' funds                       3,436
   Amounts due to brokers                                            44,226
   Other liabilities                                                 59,657
   Separate account liabilities                                     635,034
                                                                    -------

      Total liabilities                                           4,335,242

Stockholder's equity:
   Capital stock, $150 par value per share;
   100,000 shares authorized,
   20,000 shares issued and outstanding                               3,000
   Additional paid-in capital                                       281,872
   Accumulated other comprehensive loss:
      Net unrealized securities gains                                 8,437
      Net unrealized derivative loss                                (25,881)
   Retained earnings                                                169,217
                                                                    -------
      Total stockholder's equity                                    436,645
                                                                    -------
Total liabilities and stockholder's equity                       $4,771,887
                                                                 ==========
See accompanying notes.


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56   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of income

Six months ended June 30, (unaudited) ($ thousands)       2001             2000
Revenues:

Policyholder and contractholder charges              $   3,054         $  3,133
Mortality and expense risk fees                          4,683            1,839
Net investment income                                  133,060          152,928
Net loss on investments                                (84,799)            (138)
                                                       -------             ----
   Total revenues                                       55,998          157,762
                                                        ------          -------

Benefits and expenses:

Interest credited on investment contracts               90,348           95,973
Amortization of deferred policy acquisition costs       22,950           22,291
Other operating expenses                                13,640           16,904
                                                        ------           ------
   Total benefits and expenses                         126,938          135,168
                                                       -------          -------
(Loss) income before income taxes                      (70,940)          22,594
Income tax (benefit) expense                           (24,618)           8,157
                                                       -------            -----
Net (loss) income                                    $ (46,322)        $ 14,437
                                                     =========         ========



American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of income

Three months ended June 30, (unaudited) ($ thousands)     2001             2000
Revenues:

Policyholder and contractholder charges               $  1,308          $ 1,657
Mortality and expense risk fees                          2,484            1,026
Net investment income                                   63,600           75,342
Net (loss) gain on investments                         (66,257)           2,287
                                                        -------            -----
   Total revenues                                        1,135           80,312
                                                         -----           ------

Benefits and expenses:
Interest credited on investment contracts               47,875           46,921
Amortization of deferred policy acquisition costs       10,795           11,546
Other operating expenses                                 1,781            9,229
                                                         -----            -----
   Total benefits and expenses                          60,451           67,696
                                                        ------           ------
(Loss) income before income taxes                      (59,316)          12,616
Income tax (benefit) expense                           (20,631)           4,511
                                                       -------            -----
Net (loss) income                                     $(38,685)         $ 8,105
                                                      ========          =======

See accompanying notes.


-------------------------------------------------------------------------------

57   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of cash flows

Six months ended June 30, (unaudited) ($ thousands)            2001        2000
Cash flows from operating activities:

Net (loss) income                                         $ (46,322)  $  14,437
Adjustments to reconcile net (loss) income
to net cash provided by operating
activities:
   Change in accrued investment income                        5,577       1,952
   Change in accounts receivable                               (203)       (170)
   Change in other assets                                     2,759      (1,989)
   Change in deferred policy acquisition costs, net          (8,748)      2,386
   Change in policy claims and other policyholders' funds    (5,859)      1,062
   Deferred income tax provision                            (27,825)      3,588
   Change in other liabilities                               19,033       4,967
   (Accretion of discount) amortization of premium, net        (172)      1,297
   Net realized loss on investments                          84,799         138
   Other, net                                                 6,908       1,619
                                                              -----       -----
      Net cash provided by operating activities              29,947      29,287

Cash flows from investing activities:

Fixed maturities held to maturity:
   Maturities, sinking fund payments and calls                   --      41,509
Fixed maturities available for sale:
   Purchases                                               (454,647)     (4,487)
   Maturities, sinking fund payments and calls              152,741      98,172
   Sales                                                    280,650      24,332
Other investments, excluding policy loans:
   Purchases                                                 (5,054)     (1,388)
   Sales                                                     30,765      29,727
Change in amounts due from brokers                             (332)         --
Change in amounts due to brokers                             19,840     (13,431)
                                                             ------     -------
      Net cash provided by investing activities              23,963     174,434

Cash flows from financing activities:

Activity related to universal life-type insurance
and investment contracts:
   Considerations received                                  357,244     131,542
   Surrenders and death benefits                           (439,503)   (431,236)
   Interest credited to account balances                     90,348      95,973
                                                             ------      ------
      Net cash provided by (used in)
      financing activities                                    8,089    (203,721)
                                                              -----    --------
Net increase in cash and cash equivalents                    61,999          --
Cash and cash equivalents at beginning of period             34,852          --
                                                             ------      ------
Cash and cash equivalents at end of period                $  96,851    $     --
                                                          =========    ========



See accompanying notes.


-------------------------------------------------------------------------------

58   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Notes to Financial Statements

(unaudited)

($ thousands)

1. GENERAL
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. In addition to the normal recurring accruals, adjustments have been made to reflect the adoption of Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" as of January 1, 2001 and the Financial Accounting Standard Board (FASB) Emerging Issues Task Force (EITF) consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." In addition, the Company recognized significant losses on fixed maturity investment writedowns and sales during the second quarter associated with credit deterioration and management's decision to reduce and rebalance the high-yield risk exposure in the fixed maturity investment portfolio. Operating results for the three- and six-month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001.

For further information, refer to the financial statements and footnotes thereto included in this prospectus for the year ended December 31, 2000.

2. NEW ACCOUNTING PRONOUNCEMENT
In July 2000, the EITF issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company elected to early adopt the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in certain structured securities whose cash flows have been negatively affected by credit experience.

Although there was no impact resulting from the adoption of Issue 99-20, the Company holds structured securities that will be accounted for under Issue 99-20.

In June 1998, the FASB issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the Company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including those embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Derivatives that are not hedges must be adjusted to fair value through income.

Changes in the fair value of a derivative are recorded in income or directly to equity, depending on the instrument's designated use. For those derivative instruments that are designated and qualify as hedging instruments under SFAS 133, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. For derivative instruments not designated as hedging instruments per SFAS 133, changes in fair value are adjusted immediately through earnings. Currently, the Company does not carry derivatives that are designated or qualify as hedging instruments under SFAS 133.

Because of changes to the rules for hedging investments, the transition provisions of SFAS 133, as amended, permitted held-to-maturity securities under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," to be reclassified at the date of adoption to available-for-sale or trading. To increase flexibility with respect to its investment portfolio, the Company reclassified held-to-maturity securities with a net carrying value of $934 and a market value of $927 to available-for-sale upon adoption.

Prior to adopting SFAS No. 133, the Company's interest rate caps, floors and swaps qualified as cash flow hedges. The derivatives do not qualify for hedge accounting per SFAS No. 133. For "pre-existing" cash flow-type hedges, the transition adjustment upon adoption of SFAS No. 133 was reported in accumulated other comprehensive income (OCI) as a cumulative effect of an accounting change. This resulted in a decrease of $35 million to other comprehensive income (OCI), net of tax. The Company estimates $4 million of net derivative losses included in OCI will be reclassified into earnings by December 31, 2001. The adoption of SFAS No. 133 did not have a significant impact on the Company's results of operations.


-------------------------------------------------------------------------------

59   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------


3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate volatility. The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk. The instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

The fair values of the interest rate swaps, caps and floors are included in Other assets or Other liabilities on the balance sheet. They expire on various dates from 2002 to 2006.

4.  COMPREHENSIVE INCOME

Total comprehensive loss was as follows for the six months ended June 30, 2001 and 2000 respectively: ($ thousands)

                                                                     June 30, 2001     June 30, 2000
----------------------------------------------------------------------------------------------------
Net (loss) Income                                                       $(46,322)        $ 14,437
Other comprehensive income (loss)
   Unrealized gains on available-for-sale securities, net of tax          75,123          (20,410)
   Net unrealized loss on derivative instruments, net of tax             (25,881)              --
   SFAS 133 impact of reclassifying held-to-maturity
   securities to available-for-sale                                       (4,589)              --
                                                                          ------         --------
Total comprehensive loss                                                $ (1,669)       $  (5,973)
                                                                        ========        =========

Total comprehensive loss was as follows for the three months ended June 30, 2001 and 2000 respectively: ($ thousands)

                                                                     June 30, 2001     June 30, 2000
----------------------------------------------------------------------------------------------------
Net (loss) Income                                                       $(38,685)         $ 8,105
Other comprehensive income (loss)
   Unrealized gains on available-for-sale securities, net of tax          16,887           (9,527)
   Net unrealized loss on derivative instruments, net of tax               2,106               --
                                                                          ------         --------
Total comprehensive loss                                                $(19,692)         $(1,422)
                                                                        ========          =======

5. INCOME TAXES
The Company's effective income tax rate was 34.7% for the six months ended June 30, 2001 compared to 36.1% for the six months ended June 30, 2000. The effective income tax rate was 34.8% for the three month period ended June 30, 2001 compared to 35.8% for the three month period ended June 30, 2000. The net impact of changes in state tax rules for certain states had a favorable impact on the effective tax rate for the Company.

6. INVESTMENTS
Net income in the six month period ended June 30, 2001 includes a $20 million pretax charge to recognize the impact of higher default assumptions on rated structured investments, which reflect rising actual default rates in the corporate high-yield bond market.

Additionally, net income in the six month period ended June 30, 2001 reflects a $51 million pretax writedown of high-yield securities primarily reflecting management's decision to reduce and rebalance the high-yield risk exposure in the fixed maturity investment portfolio.

7. STOCKHOLDER'S EQUITY
During the first quarter of 2001, the Company increased the par value of the 20,000 issued and outstanding shares of capital stock. This increase is reflected in the increase of capital stock in the stockholder's equity section of the balance sheet from $2 million at December 31, 2000 to $3 million as of June 30, 2001 with a corresponding decrease in additional paid-in capital from $283 million to $282 million.

8. SUBSEQUENT EVENT
During the third quarter 2001, the Company received a $60 million cash capital contribution from its parent, IDS Life Insurance Company.

-------------------------------------------------------------------------------

60   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


/S/ Ernst & Young LLP
---------------------
    Ernst & Young LLP
    February 8, 2001
    Minneapolis, Minnesota

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Balance sheets
December 31, ($ thousands, except share amounts)         2000           1999

Assets

Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $927,031;
            1999, $984,103)                             $  934,091   $1,006,349
         Available for sale, at fair value
            (amortized cost: 2000, $2,163,906;
            1999, $2,411,799)                            2,068,487    2,304,487
                                                         ---------    ---------
                                                         3,002,578    3,310,836
     Mortgage loans on real estate                         724,009      785,253
     Other investments                                       9,407       11,470
                                                             -----       ------
            Total investments                            3,735,994    4,107,559
Cash and cash equivalents                                   34,852           --
Amounts due from brokers                                     1,316           --
Accounts receivable                                            867          316
Accrued investment income                                   54,941       56,676
Deferred policy acquisition costs                          198,622      180,288
Deferred income taxes                                       26,350       37,501
Other assets                                                 9,969            9
Separate account assets                                    589,310      220,994
                                                           -------      -------
            Total assets                                $4,652,221   $4,603,343
                                                        ==========   ==========

Liabilities and stockholder's equi1ty
Liabilities:
     Future policy benefits for:
         Fixed annuities                                $3,584,784   $3,921,513
         Universal life-type insurance                          10           --
     Policy claims and other policyholders' funds            9,295       12,097
     Amounts due to brokers                                 24,387       25,215
     Other liabilities                                       6,326       17,436
     Separate account liabilities                          589,310      220,994
                                                           -------      -------
            Total liabilities                            4,214,112    4,197,255
Commitments and contingencies
Stockholder's equity:
     Capital stock, $100 par value per share;
         100,000 shares authorized, 20,000 shares
         issued and outstanding                              2,000        2,000
     Additional paid-in capital                            282,872      282,872
     Accumulated other comprehensive loss:
         Net unrealized securities losses                  (62,097)     (69,753)
     Retained earnings                                     215,334      190,969
                                                           -------      -------
            Total stockholder's equity                     438,109      406,088
                                                           -------      -------
Total liabilities and stockholder's equity              $4,652,221   $4,603,343
                                                        ==========   ==========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------


Statements of income

Years ended December 31, ($ thousands)                2000      1999      1998

Revenues:
Net investment income                              $299,759  $322,746  $340,219
Policyholder and contractholder charges               6,865     6,069     6,387
Mortality and expense risk fees                       5,383     2,269     1,275
Net realized gain (loss) on investments                 469     6,565    (4,788)
                                                        ---     -----    ------
     Total revenues                                 312,476   337,649   343,093
                                                    -------   -------   -------

Benefits and expenses:
Interest credited on investment contracts           191,040   208,583   228,533
Amortization of deferred policy acquisition costs    47,676    43,257    53,663
Other operating expenses                             35,308    35,147    24,476
                                                     ------    ------    ------
     Total benefits and expenses                    274,024   286,987   306,672
                                                    -------   -------   -------
Income before income taxes                           38,452    50,662    36,421
Income taxes                                         14,087    16,675    14,395
                                                     ------    ------    ------
Net income                                         $ 24,365  $ 33,987  $ 22,026
                                                   ========  ========  ========


See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------


Statements of stockholder's equity

                                                                                                      Accumulated
                                                                                                        Other
                                                           Total                      Additional    Comprehensive
                                                       Stockholder's     Capital        Paid-In     (Loss) Income,     Retained
Three years ended December 31, ($ thousands)              Equity          Stock        Capital        Net of Tax       Earnings

Balance, January 1, 1998                                $ 469,344         $2,000       $282,872    $    49,516         $134,956
Comprehensive income:
     Net income                                            22,026             --             --             --           22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)            --             --         (6,314)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of ($588)                               1,093             --             --          1,093               --
                                                            -----          -----          -----          -----            -----
Other comprehensive loss                                   (5,221)            --             --         (5,221)              --
                                                           ------          -----          -----         ------            -----
Comprehensive income:                                      16,805
                                                           ------

Balance, December 31, 1998                                486,149          2,000        282,872         44,295          156,982
Comprehensive loss:
     Net income                                            33,987             --             --             --           33,987
     Unrealized holding losses arising
         during the year, net of taxes of $59,231        (110,001)            --             --       (110,001)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $2,179                              (4,047)            --             --         (4,047)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive loss                                 (114,048)            --             --       (114,048)              --
                                                         --------          -----          -----       --------            -----
Comprehensive loss                                        (80,061)
                                                          -------

Balance, December 31, 1999                                406,088          2,000        282,872        (69,753)         190,969
Comprehensive income:
     Net income                                            24,365             --             --             --           24,365
     Unrealized holding gains arising
         during the year, net of taxes of $(4,812)          8,937             --             --          8,937               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $690                                (1,281)            --             --         (1,281)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive income                                  7,656             --             --          7,656               --
                                                            -----          -----          -----          -----            -----
Comprehensive income                                       32,021
                                                           ------
Balance, December 31, 2000                              $ 438,109         $2,000       $282,872    $   (62,097)        $215,334
                                                        =========         ======       ========    ===========         ========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows

Years ended December 31, ($ thousands)                                                2000                1999                1998

Cash flows from operating activities:
Net income                                                                       $  24,365           $  33,987           $  22,026
Adjustments to reconcile net income
to net cash (used in) provided by operating activities:
     Change in accrued investment income                                             1,735               5,064              (2,152)
     Change in accounts receivable                                                    (551)               (102)                349
     Change in deferred policy acquisition costs, net                              (18,334)             16,191              28,022
     Change in other assets                                                         (9,960)                 34                  74
     Change in policy claims and other policyholders' funds                         (2,802)              4,708              (3,939)
     Deferred income tax provision (benefit)                                         7,029                 711              (9,591)
     Change in other liabilities                                                   (11,110)             (7,064)              7,595
     Amortization of premium, net                                                    2,682               2,315                 122
     Net realized (gain) loss on investments                                          (469)             (6,565)              4,788
     Other, net                                                                       (233)             (1,562)              2,544
                                                                                      ----              ------               -----
         Net cash (used in) provided by operating activities                        (7,648)             47,717              49,838

Cash flows from investing activities: Fixed maturities held to maturity:
     Maturities                                                                     65,716              65,705              73,601
     Sales                                                                           5,128               8,466              31,117
Fixed maturities available for sale:
     Purchases                                                                    (101,665)           (593,888)           (298,885)
     Maturities                                                                    171,297             248,317             335,357
     Sales                                                                         176,296             469,126              48,492
Other investments:
     Purchases                                                                      (1,388)            (28,520)           (161,252)
     Sales                                                                          65,978              57,548              78,681
Change in amounts due from brokers                                                  (1,316)                 --                  --
Change in amounts due to brokers                                                      (828)            (29,132)             19,412
                                                                                      ----             -------              ------
         Net cash provided by investing activities                                 379,218             197,622             126,523

Cash flows from financing activities:
Activity related to universal life type insurance and investment contracts:
     Considerations received                                                       398,462             299,899             302,158
     Surrenders and other benefits                                                (926,220)           (753,821)           (707,052)
     Interest credited to account balances                                         191,040             208,583             228,533
                                                                                   -------             -------             -------
         Net cash used in financing activities                                    (336,718)           (245,339)           (176,361)
                                                                                  --------            --------            --------
Net increase in cash and cash equivalents                                           34,852                  --                  --
Cash and cash equivalents at beginning of year                                          --                  --                  --
                                                                                      ----                ----                ----
Cash and cash equivalents at end of year                                         $  34,852           $      --           $      --
                                                                                 =========           =========           =========
See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Notes to Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life are offered as well. The Company distributes its products through financial institutions and unbranded independent financial advisors.

Basis of presentation
The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less a reserve for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                    2000        1999         1998
Cash paid during the year for:
Income taxes                     $14,861     $22,007      $19,035
Interest on borrowings             1,073       2,187        5,437

Recognition of profits on annuity contracts
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Policyholder and contractholder charges include surrender charges and fees collected regarding the issue and administration of annuity contracts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For variable universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net increase in amortization of $1.5 million. Net unlocking adjustments in 1999 were not significant. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $9,944 and $2,147, receivable from and payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sale.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. Application of the provisions of the consensus will not have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentation.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                  Gross      Gross
                                    Amortized  unrealized  unrealized     Fair
Held to maturity                      cost        gains      losses       value
U.S. Government agency obligations   $  6,949    $    26    $     55  $    6,920
State and municipal obligations         2,101          1          --       2,102
Corporate bonds and obligations       773,630      9,876      17,470     766,036
Mortgage-backed securities            151,411        801         239     151,973
                                      -------        ---         ---     -------
                                     $934,091    $10,704    $ 17,764  $  927,031
                                     ========    =======    ========  ==========
Available for sale
U.S. Government agency obligations $    5,154    $   284    $     --  $    5,438
State and municipal obligations         2,250          5          --       2,255
Corporate bonds and obligations     1,319,781     19,103     123,865   1,215,019
Mortgage-backed securities            836,721     10,780       1,726     845,775
                                      -------     ------       -----     -------
                                   $2,163,906    $30,172    $125,591  $2,068,487
                                   ==========    =======    ========  ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                   Gross       Gross
                                    Amortized   unrealized  unrealized    Fair
Held to maturity                      cost         gains      losses      value
U.S. Government agency obligations $    7,514     $   23    $   431   $    7,106
State and municipal obligations         3,002         44         --        3,046
Corporate bonds and obligations       816,826      5,966     23,311      799,482
Mortgage-backed securities            179,007        296      4,834      174,469
                                      -------        ---      -----      -------
                                   $1,006,349     $6,329    $28,576   $  984,103
                                   ==========     ======    =======   ==========
Available for sale
U.S. Government agency obligations $    2,047     $   --    $     47  $    1,999
State and municipal obligations         2,250         --         190       2,060
Corporate bonds and obligations     1,419,150      7,445      90,703   1,335,892
Mortgage-backed securities            988,352      1,929      25,746     964,536
                                      -------      -----      ------     -------
                                   $2,411,799     $9,374    $116,686  $2,304,487
                                   ==========     ======    ========  ==========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     Amortized                    Fair
Held to maturity                       cost                       value
Due from one to five years            $405,375                  $402,691
Due from five to ten years             321,802                   317,320
Due in more than ten years              55,503                    55,047
Mortgage-backed securities             151,411                   151,973
                                       -------                   -------
                                      $934,091                  $927,031
                                      ========                  ========

                                    Amortized                     Fair
Available for sale                     cost                       value
Due from one to five years          $   61,851                $   67,514
Due from five to ten years             965,579                   878,853
Due in more than ten years             299,755                   276,345
Mortgage-backed securities             836,721                   845,775
                                       -------                   -------
                                    $2,163,906                $2,068,487
                                    ==========                ==========


During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $5,128, $8,466 and $31,117, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

In addition, fixed maturities available for sale were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516 respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively.

At December 31, 2000, bonds carried at $3,259 were on deposit with various states as required by law.

At December 31, 2000, investments in fixed maturities comprised 80 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $463 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                             2000       1999
Aaa/AAA                       $  998,333   $1,168,144
Aaa/AA                             1,000           --
Aa/AA                             34,535       42,859
Aa/A                              59,569       52,416
A/A                              367,643      422,668
A/BBB                            121,028      189,072
Baa/BBB                          989,301      995,152
Baa/BB                            67,156       64,137
Below investment grade           459,432      483,700
                                 -------      -------
                              $3,097,997   $3,418,148
                              ==========   ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

At December 31, 2000, approximately 92 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000             December 31, 1999
                          On balance    Commitments      On balance  Commitments
Region                       sheet      to purchase         sheet    to purchase
South Atlantic              $172,349       $--             $194,325      $   --
Middle Atlantic              106,376        --              118,699          --
East North Central           122,354        --              126,243          --
Mountain                     100,208        --              103,751          --
West North Central           110,669        --              125,891         513
New England                   39,877        --               43,345         802
Pacific                       38,559        --               41,396          --
West South Central            30,172        --               31,153          --
East South Central             6,749        --                7,100          --
                               -----     -----                -----       -----
                             727,313        --              791,903       1,315
Less allowance for losses      3,304        --                6,650          --
                               -----     -----                -----       -----
                            $724,009       $--             $785,253      $1,315
                            ========       ===             ========      ======

                              December 31, 2000            December 31, 1999
                          On balance   Commitments       On balance  Commitments
Property type                sheet     to purchase          sheet    to purchase
Department/retail stores    $214,927        $--            $232,449      $1,315
Apartments                   152,906         --             181,346          --
Office buildings             191,767         --             202,132          --
Industrial buildings          80,330         --              83,186          --
Hotels/Motels                 41,977         --              43,839          --
Medical buildings             29,173         --              32,284          --
Nursing/retirement homes       6,471         --               6,608          --
Mixed Use                      9,762         --              10,059          --
                               -----      -----              ------       -----
                             727,313         --             791,903       1,315
Less allowance for losses      3,304         --               6,650          --
                               -----      -----               -----       -----
                            $724,009        $--            $785,253      $1,315
                            ========        ===            ========      ======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $9,014 and $5,200, respectively, with allowances of $500 and $1,250, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $4,684 and $5,399, respectively.

The Company recognized $221, $136 and $251 of interest income related to impaired loans for the years ended December 31, 2000, 1999 and 1998, respectively.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The following table presents changes in the allowance for investment losses related to all loans:

                                               2000       1999         1998
Balance, January 1                            $6,650     $8,500       $3,718
(Reduction) provision for investment losses   (3,346)    (1,850)       4,782
                                              ------     ------        -----
Balance, December 31                          $3,304     $6,650       $8,500
                                              ======     ======       ======

At December 31, 2000 the Company had no commitments to purchase investments.

Net investment income for the years ended December 31 is summarized as follows:

                                  2000          1999             1998
Interest on fixed maturities    $237,201      $265,199         $285,260
Interest on mortgage loans        59,686        63,721           65,351
Interest on cash equivalents       1,136           534              137
Other                              5,693        (1,755)          (2,493)
                                   -----        ------           ------
                                 303,716       327,699          348,255
Less investment expenses           3,957         4,953            8,036
                                   -----         -----            -----
                                $299,759      $322,746         $340,219
                                ========      ========         ========

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                  2000         1999           1998
Fixed maturities                $ (2,877)     $ 4,715        $    28
Mortgage loans                     3,346       (1,650)        (4,816)
                                   -----       ------         ------
                                $    469      $ 3,065        $(4,788)
                                ========      =======        =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                        2000          1999          1998
Fixed maturities available for sale    $11,894     $(175,458)     $(8,032)

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense for the years ended December 31, consists of the following:
                                2000        1999           1998
Federal income taxes:
Current                        $ 6,170      $15,531       $23,227
Deferred                         7,029          711        (9,591)
                                 -----          ---        ------
                                13,199       16,242        13,636
State income taxes -- current      888          433           759
                                   ---          ---           ---
Income tax expense             $14,087      $16,675       $14,395
                               =======      =======       =======

Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:
                                                           2000                   1999                  1998
                                                   Provision   Rate       Provision    Rate      Provision   Rate
Federal income taxes based on the statutory rate     $13,458   35.0%      $17,731     35.0%       $13,972   35.0%
Increases (decreases) are attributable to :
     Tax-excluded interest                                (4)    --           (14)      --            (35)  (0.1)
     State tax, net of federal benefit                   578    1.5           281      0.5            493    1.2
Other, net                                                55    0.1        (1,323)    (2.6)           (35)    --
                                                          --    ---        ------     ----            ---    ---
Total income taxes                                   $14,087   36.6%      $16,675     32.9%       $14,395   36.1%
                                                     =======   ====       =======     ====        =======   ====

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                         2000            1999
Policy reserves                                    $40,242          $46,243
Unrealized losses on investments                    31,441           39,678
Other                                                6,208            1,070
                                                     -----            -----
     Total deferred income tax assets               77,891           86,991
                                                    ------           ------
Deferred income tax liabilities:
Deferred policy acquisition costs                   51,541           49,490
                                                    ------           ------
     Total deferred income tax liabilities          51,541           49,490
                                                    ------           ------
     Net deferred income tax assets                $26,350          $37,501
                                                   =======          =======

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $31,152 and $58,223 as of December 31, 2000 and 1999, respectively. In addition, dividends in excess of $nil would require approval by the Insurance Department of the state of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31, are summarized as follows:

                                  2000          1999         1998
Statutory net (loss) income     $(11,928)    $ 15,241      $ 37,902
Statutory capital and surplus    315,930      343,094       330,588

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of Indiana has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare their statutory-basis financial statements. Management believes these changes will not adversely impact the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,489 and $8,258 at December 31, 2000 and 1999, respectively. The interest rate swap is an off balance sheet transaction.

The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $45,191, $38,931 and $28,482 for the years ended December 31, 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

7. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company's holdings of derivative financial instruments are as follows:

                             Notional    Carrying        Fair       Total credit
December 31, 2000             amount      amount         value        exposure
Assets:
     Interest rate caps     $  500,000     $2,037      $    414       $    414
     Interest rate floors    2,000,000      6,489        13,185         13,185
Off balance sheet:
     Interest rate swaps     2,000,000         --       (51,369)       (51,369)
                             ---------     ------       -------        -------
                                           $8,526      $(37,770)      $(37,770)
                                           ======      ========       ========

                             Notional    Carrying       Fair       Total credit
December 31, 1999             amount      amount        value        exposure
Assets:
     Interest rate caps     $  900,000   $  3,212       $ 4,437         $ 4,437
     Interest rate floors    2,000,000      8,258         2,251           2,251
Off balance sheet:
     Interest rate swaps     2,000,000         --        18,274          18,274
                             ---------      -----        ------          ------
                                          $11,470       $24,962         $24,962
                                          =======       =======         =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2001 to 2006.

Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.


8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                               December 31, 2000          December 31, 1999
                                              Carrying      Fair         Carrying        Fair
Financial Assets                               amount       value          amount       value
Investments:
Fixed maturities (Note 2):
     Held to maturity                       $  934,091   $  927,031     $1,006,349   $  984,103
     Available for sale                      2,068,487    2,068,487      2,304,487    2,304,487
Mortgage loans on real estate (Note 2)         724,009      740,992        785,253      770,095
Derivative financial instruments (Note 7)        8,526      (37,770)        11,470       24,962
Separate account assets (Note 1)               589,310      589,310        220,994      220,994
Cash and cash equivalents                       34,852       34,852             --           --

Financial Liabilities
Future policy benefits for fixed annuities  $3,567,085   $3,480,270     $3,905,849   $3,778,945
Separate account liabilities                   589,310      567,989        220,994      209,942
                                               -------      -------        -------      -------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $17,699 and $15,633, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999.

The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

9. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

Table of Contents of the Statement of Additional Information

Performance Information                               p.  3

Calculating Annuity Payouts                           p. 21

Rating Agencies                                       p. 22

Principal Underwriter                                 p. 22

Independent Auditors                                  p. 22


Financial Statements



-------------------------------------------------------------------------------

74   AMERICAN EXPRESS GALAXY PREMIER VARIABLE ANNUITY

American Enterprise
Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474


(800) 333-3437


                                                             45211 D (8/01)

                                                            American Express
                                                                     Pinnacle
                                                         Variable Annuity(SM)

Issued by:

American Enterprise Life Insurance Company

Prospectus


Aug. 15, 2001


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

American Enterprise Variable Annuity Account

Issued by:  American Enterprise Life Insurance Company
            (American Enterprise Life)
            829 AXP Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

o  American Express(R) Variable Portfolio Funds
o  AIM Variable Insurance Funds
o  Fidelity Variable Insurance Products - Service Class
o  Franklin(R)Templeton(R)Variable Insurance Products Trust (FTVIPT) - Class 2
o  MFS(R)Variable Insurance Trust(SM)
o  Putnam Variable Trust - IB Shares

Please read the prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are complex investment vehicles. Before you invest, be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

American Enterprise Life offers several different annuities which your sales representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

Table of Contents


Key Terms                                                 3

The Contract in Brief                                     4

Expense Summary                                           5

Condensed Financial Information (Unaudited)              14

Financial Statements                                     19

Performance Information                                  19

The Variable Account and the Funds                       20

The Fixed Accounts                                       23

Buying Your Contract                                     26

Charges                                                  28

Valuing Your Investment                                  31

Making the Most of Your Contract                         32

Withdrawals                                              35

Changing Ownership                                       36

Benefits in Case of Death                                36

Optional Benefits                                        38

The Annuity Payout Period                                41

Taxes                                                    43

Voting Rights                                            44

Substitution of Investments                              45

About the Service Providers                              45

Additional Information About

   American Enterprise Life                              46

Directors and Executive Officers                         51

Experts                                                  52

American Enterprise Life Insurance
   Company Financial Information                         53

Table of Contents of the
   Statement of Additional Information                   71


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2    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Key Terms

These terms can help you understand details about your contract.

Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.

Annuitant: The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts: An amount paid at regular intervals under one of several plans.

Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

Beneficiary: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

Close of business: When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

Contract value: The total value of your contract before we deduct any applicable charges.

Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed accounts: The one-year fixed account is an account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically. Guarantee Period Accounts are fixed accounts to which you may also allocate purchase payments. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from the Guarantee Period Accounts done more than 30 days before the end of the Guarantee Period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

Funds: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Guarantee Period: The number of years that a guaranteed interest rate is credited.

Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its Guarantee Period.

Owner (you, your): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

o Individual Retirement Annuities (IRAs) under Section 408(b) of the Internal Revenue Code of 1986, as amended (the Code)
o  Roth IRAs under Section 408A of the Code
o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered nonqualified annuities.

Retirement date: The date when annuity payouts are scheduled to begin.

Rider effective date: The date you add a rider to your contract.

Valuation date: Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

Withdrawal value: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

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3    PROSPECTUS -- AUG. 15, 2001

The Contract in Brief

Purpose: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less applicable premium tax). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity or life insurance contract.

Most annuities have a tax-deferred feature. So do many retirement plans under the Internal Revenue Code. As a result, when you use an annuity to fund a retirement plan that is tax-deferred, your annuity will not provide any necessary or additional tax deferral for that retirement plan. But annuities do have features other than tax deferral that may help you reach your retirement goals. You should consult your tax advisor prior to making a purchase for an explanation of the tax implications to you.

Free look period: You may return your contract to your sales representative or to our office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts: Currently, you may allocate your purchase payments among any or all of:


o  the  subaccounts,  each  of  which  invests  in a fund  with  a  particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. 20)
o the fixed accounts, which earn interest at rates that we adjust periodically. Some states restrict the amount you can allocate to these accounts. Guarantee period accounts are not available in all states. (p.
   23)

Buying your contract: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Some states have time limitations for making additional payments. (p. 26)


o Minimum initial purchase payment:

      $5,000 for contracts issued in South Carolina, Texas, and Washington. $2,000 for contracts issued in all other states.

o Minimum additional purchase payment -- $50 for Systematic Investment Plans.
                                         $100 for all other payment plans.

o Maximum total purchase payments (without prior approval):

      $1,000,000 for issue ages up to 85.
      $100,000 for issue ages 86 to 90.


Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the Guarantee Period Accounts done more than 30 days before the end of the Guarantee Period will be subject to a MVA. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 33)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if withdrawals are made prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 35)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 36)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 36)

Optional benefits: This contract offers optional features that are available for additional charges if you meet certain criteria. (p. 38)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the tax-deferred retirement plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The Guarantee Period Accounts are not available during the payout period. (p. 41)


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4    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Taxes: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax-free, if you meet certain distribution requirements. (p. 43)

Charges: We assess certain charges in connection with your contract (p. 28):


o  $30 annual contract administrative charge;
o 0.15% variable account administrative charge (if you allocate money to one or more subaccounts);
o if you select death benefit Option A, a 1.00% mortality and expense risk fee (if you allocate money to one or more subaccounts);
o if you select death benefit Option B(1), a 1.10% mortality and expense risk fee (if you allocate money to one or more subaccounts);
o if you select the Benefit Protector(SM) Death Benefit Rider(2) (Benefit Protector), an annual fee of 0.25% of the contract value;
o if you select the Benefit Protector(SM) Plus Death Benefit Rider(2) (Benefit Protector Plus), an annual fee of 0.40% of the contract value;
o  withdrawal charge;
o any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal); and
o  the operating expenses of the funds in which the subaccounts invest.

(1)  Available if you and the annuitant are 78 or younger at contract issue.
(2) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

Expense Summary

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that we deduct directly from your contract or indirectly from the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses for each fund.

CONTRACT OWNER EXPENSES
Withdrawal charge (contingent deferred sales charge as a percentage of purchase payment withdrawn)

         Years from purchase                          Withdrawal charge
           payment receipt                               percentage
                  1                                          8%
                  2                                          8
                  3                                          7
                  4                                          6
                  5                                          5
                  6                                          4
                  7                                          2
                  Thereafter                                 0

A withdrawal charge also applies to payouts under certain annuity payout plans (see "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans").

Annual contract administrative charge:                               $30*

* We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

Benefit Protector(SM) Death Benefit Rider
(Benefit Protector) fee:                                             0.25%

(As a percentage of the contract value charged annually at the contract anniversary. This is an optional expense.)

Benefit Protector(SM) Plus Death Benefit Rider
(Benefit Protector Plus) fee:                                        0.40%

(As a percentage of the contract value charged annually at the contract anniversary. This is an optional expense.)

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5    PROSPECTUS -- AUG. 15, 2001

ANNUAL VARIABLE ACCOUNT EXPENSES

(as a percentage of average subaccount value)

The death benefit you select determines the fees you pay.

                                                  Option A            Option B
   Variable account administrative charge           0.15%               0.15%
   Mortality and expense risk fee                   1.00                1.10
                                                -------------------------------
   Total annual variable account expenses           1.15%               1.25%

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                      Management   12b-1       Other
                                                                         fees       fees      expenses      Total
AXP(R)Variable Portfolio -
      Blue Chip Advantage Fund                                         .56%         .13%         .26%         .95%(1)
      Bond Fund                                                        .60          .13          .06          .79(2)
      Cash Management Fund                                             .51          .13          .04          .68(2)
      Diversified Equity Income Fund                                   .56          .13          .26          .95(1)
      Extra Income Fund                                                .62          .13          .07          .82(2)
      Managed Fund                                                     .59          .13          .03          .75(2)
      New Dimensions Fund(R)                                           .60          .13          .05          .78(2)
      Small Cap Advantage Fund                                         .75          .13          .31         1.19(1)
AIM V.I.
      Capital Appreciation Fund                                        .61           --          .21          .82(3)
      Value Fund                                                       .61           --          .23          .84(3)
Fidelity VIP
      III Balanced Portfolio (Service Class)                           .43          .10          .15          .68(4)
      III Growth & Income Portfolio (Service Class)                    .48          .10          .11          .69(4)
      III Mid Cap Portfolio (Service Class)                            .57          .10          .17          .84(4)
      Growth Portfolio (Service Class)                                 .57          .10          .09          .76(4)
Franklin Templeton VIP Trust
      Franklin Small Cap Fund - Class 2                                .49          .25          .28         1.02(5),(6),(7)
      Franklin Value Securities Fund - Class 2                         .58          .25          .26         1.09(5),(7)
      Mutual Shares Securities Fund - Class 2                          .60          .25          .20         1.05(5)
      Templeton International Securities Fund - Class 2                .67          .25          .20         1.12(5)
MFS(R)
      Investors Trust Series - Initial Class
      (previously MFS(R)Growth with Income Series)                     .75           --          .12          .87(8)
      New Discovery Series - Initial Class                             .90           --          .16         1.06(8),(9)
      Total Return Series - Initial Class                              .75           --          .15          .90(8)
      Utilities Series - Initial Class                                 .75           --          .16          .91(8)
Putnam Variable Trust
      Putnam VT Growth and Income Fund - Class IB Shares               .46          .25          .04          .75(10)
      Putnam VT Income Fund - Class IB Shares                          .61          .25          .06          .92(10)
      Putnam VT International Growth Fund - Class IB Shares            .76          .25          .18         1.19(10)
      Putnam VT Vista Fund - Class IB Shares                           .60          .25          .07          .92(10)

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6    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

(1) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.
(2) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.
(3) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.
(4) There were no reimbursement or expense reductions for the period ended 12/31/00. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.
(5) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
(6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended Dec. 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.
(7) The manager has agreed in advance to reduce its fee (0.04% for Franklin Small Cap Fund and 0.02% for Franklin Value Securities Fund) to reflect reduced services resulting from the Fund's investment in a Franklin
     Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.53% and 1.06% for Franklin Small Cap Fund - Class 2 and 0.60% and 1.11% for Franklin Value Securities - Class 2.
(8) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.86% for Investors Trust Series, 1.05% for New Discovery Series, 0.89% for Total Return Series, and 0.90% for Utilities Series.
(9) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year 0.15% for the New Discovery Series. Without this agreement, "Other" and "Total Expenses" would be 0.19% and 1.09%. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.
(10) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

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7    PROSPECTUS -- AUG. 15, 2001

Examples*: In order to provide a more meaningful discussion about the contract and its options, we provide expense examples for each fund showing every available optional contract feature combination. These examples assume that applicable fund fee waivers and/or expense reimbursements will continue for the periods shown. Under each fund you will find an example showing: 1) the base contract with no optional riders, 2) the contract with selection of the optional Benefit Protector(SM) Death Benefit Rider, and 3) the contract with selection of the optional Benefit Protector(SM) Plus Death Benefit Rider. We first show the expenses for your contract assuming selection of death benefit Option B followed by the expenses for your contract assuming selection of death benefit Option A.


You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ...

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
AXP(R) Variable Portfolio -
Blue Chip Advantage Fund
      base contract with no optional riders         $102.90  $140.57  $170.87 $259.03         $22.90   $70.57  $120.87 $259.03
      optional Benefit Protector                     105.46   148.27   183.71  284.65          25.46    78.27   133.71  284.65
      optional Benefit Protector Plus                107.00   152.87   191.35  299.72          27.00    82.87   141.35  299.72
AXP(R) Variable Portfolio - Bond Fund
      base contract with no optional riders          101.26   135.63   162.58  242.30          21.26    65.63   112.58  242.30
      optional Benefit Protector                     103.82   143.35   175.51  268.32          23.82    73.35   125.51  268.32
      optional Benefit Protector Plus                105.36   147.97   183.20  283.63          25.36    77.97   133.20  283.63
AXP(R) Variable Portfolio - Cash Management Fund
      base contract with no optional riders          100.13   132.21   156.85  230.64          20.13    62.21   106.85  230.64
      optional Benefit Protector                     102.69   139.96   169.84  256.95          22.69    69.96   119.84  256.95
      optional Benefit Protector Plus                104.23   144.58   177.56  272.43          24.23    74.58   127.56  272.43
AXP(R) Variable Portfolio - Diversified
Equity Income Fund
      base contract with no optional riders          102.90   140.57   170.87  259.03          22.90    70.57   120.87  259.03
      optional Benefit Protector                     105.46   148.27   183.71  284.65          25.46    78.27   133.71  284.65
      optional Benefit Protector Plus                107.00   152.87   191.35  299.72          27.00    82.87   141.35  299.72
AXP(R) Variable Portfolio - Extra Income Fund
      base contract with no optional riders          101.57   136.56   164.14  245.45          21.57    66.56   114.14  245.45
      optional Benefit Protector                     104.13   144.27   177.05  271.40          24.13    74.27   127.05  271.40
      optional Benefit Protector Plus                105.67   148.89   184.73  286.67          25.67    78.89   134.73  286.67
AXP(R) Variable Portfolio - Managed Fund
      base contract with no optional riders          100.85   134.39   160.50  238.07          20.85    64.39   110.50  238.07
      optional Benefit Protector                     103.41   142.12   173.45  264.20          23.41    72.12   123.45  264.20
      optional Benefit Protector Plus                104.95   146.74   181.15  279.57          24.95    76.74   131.15  279.57
AXP(R)Variable Portfolio - New Dimensions Fund(R)
      base contract with no optional riders          101.16   135.32   162.06  241.24          21.16    65.32   112.06  241.24
      optional Benefit Protector                     103.72   143.04   174.99  267.30          23.72    73.04   124.99  267.30
      optional Benefit Protector Plus                105.26   147.66   182.69  282.62          25.26    77.66   132.69  282.62
AXP(R) Variable Portfolio - Small Cap
Advantage Fund
      base contract with no optional riders          105.36   147.97   183.20  283.63          25.36    77.97   133.20  283.63
      optional Benefit Protector                     107.92   155.63   195.91  308.65          27.92    85.63   145.91  308.65
      optional Benefit Protector Plus                109.46   160.20   203.47  323.36          29.46    90.20   153.47  323.36
AIM V.I. Capital Appreciation Fund
      base contract with no optional riders          101.57   136.56   164.14  245.45          21.57    66.56   114.14  245.45
      optional Benefit Protector                     104.13   144.27   177.05  271.40          24.13    74.27   127.05  271.40
      optional Benefit Protector Plus                105.67   148.89   184.73  286.67          25.67    78.89   134.73  286.67
AIM V.I. Value Fund
      base contract with no optional riders          101.77   137.17   165.18  247.55          21.77    67.17   115.18  247.55
      optional Benefit Protector                     104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
      optional Benefit Protector Plus                105.87   149.50   185.75  288.69          25.87    79.50   135.74  288.69


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8    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY


You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ...(continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
Fidelity VIP III Balanced Portfolio
(Service Class)
      base contract with no optional riders         $100.13  $132.21  $156.85 $230.64         $20.13   $62.21  $106.85 $230.64
      optional Benefit Protector                     102.69   139.96   169.84  256.95          22.69    69.96   119.84  256.95
      optional Benefit Protector Plus                104.23   144.58   177.56  272.43          24.23    74.58   127.56  272.43
Fidelity VIP III Growth & Income Portfolio
(Service Class)
      base contract with no optional riders          100.23   132.53   157.37  231.71          20.23    62.53   107.37  231.71
      optional Benefit Protector                     102.80   140.27   170.35  257.99          22.80    70.27   120.35  257.99
      optional Benefit Protector Plus                104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
Fidelity VIP III Mid Cap Portfolio
(Service Class)
      base contract with no optional riders          101.77   137.17   165.18  247.55          21.77    67.17   115.18  247.55
      optional Benefit Protector                     104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
      optional Benefit Protector Plus                105.87   149.50   185.75  288.69          25.87    79.50   135.75  288.69
Fidelity VIP Growth Portfolio (Service Class)
      base contract with no optional riders          100.95   134.70   161.02  239.13          20.95    64.70   111.02  239.13
      optional Benefit Protector                     103.51   142.43   173.96  265.23          23.51    72.43   123.96  265.23
      optional Benefit Protector Plus                105.05   147.04   181.66  280.59          25.05    77.04   131.66  280.59
FTVIPT Franklin Small Cap Fund - Class 2
      base contract with no optional riders          103.62   142.73   174.48  266.27          23.62    72.73   124.48  266.27
      optional Benefit Protector                     106.18   150.42   187.28  291.71          26.18    80.42   137.28  291.71
      optional Benefit Protector Plus                107.72   155.01   194.90  306.67          27.72    85.01   144.90  306.67
FTVIPT Franklin Value Securities Fund - Class 2
      base contract with no optional riders          104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
      optional Benefit Protector                     106.90   152.57   190.84  298.72          26.90    82.57   140.84  298.72
      optional Benefit Protector Plus                108.43   157.15   198.43  313.58          28.43    87.15   148.43  313.58
FTVIPT Mutual Shares Securities Fund - Class 2
      base contract with no optional riders          103.92   143.66   176.02  269.35          23.92    73.66   126.02  269.35
      optional Benefit Protector                     106.49   151.34   188.81  294.72          26.49    81.34   138.81  294.72
      optional Benefit Protector Plus                108.02   155.93   196.41  309.64          28.02    85.93   146.41  309.64
FTVIPT Templeton International Securities Fund -
Class 2
      base contract with no optional riders          104.64   145.81   179.61  276.52          24.64    75.81   129.61  276.52
      optional Benefit Protector                     107.20   153.49   192.36  301.71          27.20    83.49   142.36  301.71
      optional Benefit Protector Plus                108.74   158.07   199.95  316.52          28.74    88.07   149.95  316.52
MFS(R) Investors Trust Series - Initial Class
(previously MFS(R)Growth with Income Series)
      base contract with no optional riders          102.08   138.10   166.73  250.70          22.08    68.10   116.73  250.70
      optional Benefit Protector                     104.64   145.81   179.61  276.52          24.64    75.81   129.61  276.52
      optional Benefit Protector Plus                106.18   150.42   187.28  291.71          26.18    80.42   137.28  291.71
MFS(R) New Discovery Series - Initial Class
      base contract with no optional riders          104.03   143.97   176.53  270.38          24.03    73.97   126.53  270.38
      optional Benefit Protector                     106.59   151.65   189.31  295.72          26.59    81.65   139.31  295.72
      optional Benefit Protector Plus                108.13   156.24   196.92  310.62          28.13    86.24   146.92  310.62
MFS(R) Total Return Series - Initial Class
      base contract with no optional riders          102.39   139.03   168.28  253.83          22.39    69.03   118.28  253.83
      optional Benefit Protector                     104.95   146.74   181.15  279.57          24.95    76.74   131.15  279.57
      optional Benefit Protector Plus                106.49   151.34   188.81  294.72          26.49    81.34   138.81  294.72


-------------------------------------------------------------------------------

9    PROSPECTUS -- AUG. 15, 2001


You would pay the following expenses on a $1,000 investment if you selected death benefit Option B (1.10% mortality and expense risk fee) and assuming a 5% annual return and ...(continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
MFS(R) Utilities Series - Initial Class
      base contract with no optional riders         $102.49  $139.34  $168.80 $254.87         $22.49   $69.34  $118.80 $254.87
      optional Benefit Protector                     105.05   147.04   181.66  280.59          25.05    77.04   131.66  280.59
      optional Benefit Protector Plus                106.59   151.65   189.31  295.72          26.59    81.65   139.31  295.72
Putnam VT Growth and Income Fund -
Class IB Shares
      base contract with no optional riders          100.85   134.39   160.50  238.07          20.85    64.39   110.50  238.07
      optional Benefit Protector                     103.41   142.12   173.45  264.20          23.41    72.12   123.45  264.20
      optional Benefit Protector Plus                104.95   146.74   181.15  279.57          24.95    76.74   131.15  279.57
Putnam VT Income Fund - Class IB Shares
      base contract with no optional riders          102.59   139.65   169.32  255.91          22.59    69.65   119.32  255.91
      optional Benefit Protector                     105.15   147.35   182.17  281.61          25.15    77.35   132.17  281.61
      optional Benefit Protector Plus                106.69   151.95   189.82  296.72          26.69    81.95   139.82  296.72
Putnam VT International Growth Fund -
Class IB Shares
      base contract with no optional riders          105.36   147.97   183.20  283.63          25.36    77.97   133.20  283.63
      optional Benefit Protector                     107.92   155.63   195.91  308.65          27.92    85.63   145.91  308.65
      optional Benefit Protector Plus                109.46   160.20   203.47  323.36          29.46    90.20   153.47  323.36
Putnam VT Vista Fund - Class IB Shares
      base contract with no optional riders          102.59   139.65   169.32  255.91          22.59    69.65   119.32  255.91
      optional Benefit Protector                     105.15   147.35   182.17  281.61          25.15    77.35   132.17  281.61
      optional Benefit Protector Plus                106.69   151.95   189.82  296.72          26.69    81.95   139.82  296.72


-------------------------------------------------------------------------------

10    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY


You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ...

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
AXP(R) Variable Portfolio - Blue Chip
Advantage Fund
      base contract with no optional riders         $101.87  $137.48  $165.70 $248.60         $21.87   $67.48  $115.70 $248.60
      optional Benefit Protector                     104.44   145.20   178.59  274.48          24.44    75.20   128.59  274.48
      optional Benefit Protector Plus                105.97   149.81   186.26  289.69          25.97    79.81   136.26  289.69
AXP(R) Variable Portfolio - Bond Fund
      base contract with no optional riders          100.23   132.53   157.37  231.71          20.23    62.53   107.37  231.71
      optional Benefit Protector                     102.80   140.27   170.35  257.99          22.80    70.27   120.35  257.99
      optional Benefit Protector Plus                104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
AXP(R) Variable Portfolio - Cash Management Fund
      base contract with no optional riders           99.11   129.11   151.62  219.93          19.11    59.11   101.62  219.93
      optional Benefit Protector                     101.67   136.86   164.66  246.50          21.67    66.86   114.66  246.50
      optional Benefit Protector Plus                103.21   141.50   172.42  262.14          23.21    71.50   122.42  262.14
AXP(R) Variable Portfolio -
Diversified Equity Income Fund
      base contract with no optional riders          101.87   137.48   165.70  248.60          21.87    67.48   115.70  248.60
      optional Benefit Protector                     104.44   145.20   178.59  274.48          24.44    75.20   128.59  274.48
      optional Benefit Protector Plus                105.97   149.81   186.26  289.69          25.97    79.81   136.26  289.69
AXP(R) Variable Portfolio - Extra Income Fund
      base contract with no optional riders          100.54   133.46   158.94  234.89          20.54    63.46   108.94  234.89
      optional Benefit Protector                     103.10   141.19   171.90  261.10          23.10    71.19   121.90  261.10
      optional Benefit Protector Plus                104.64   145.81   179.61  276.52          24.64    75.81   129.61  276.52
AXP(R) Variable Portfolio - Managed Fund
      base contract with no optional riders           99.82   131.28   155.28  227.44          19.82    61.28   105.28  227.44
      optional Benefit Protector                     102.39   139.03   168.28  253.83          22.39    69.03   118.28  253.83
      optional Benefit Protector Plus                103.92   143.66   176.02  269.35          23.92    73.66   126.02  269.35
AXP(R)Variable Portfolio - New Dimensions Fund(R)
      base contract with no optional riders          100.13   132.21   156.85  230.64          20.13    62.21   106.85  230.64
      optional Benefit Protector                     102.69   139.96   169.84  256.95          22.69    69.96   119.84  256.95
      optional Benefit Protector Plus                104.23   144.58   177.56  272.43          24.23    74.58   127.56  272.43
AXP(R) Variable Portfolio - Small Cap
Advantage Fund
      base contract with no optional riders          104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
      optional Benefit Protector                     106.90   152.57   190.84  298.72          26.90    82.57   140.84  298.72
      optional Benefit Protector Plus                108.43   157.15   198.42  313.58          28.43    87.15   148.43  313.58
AIM V.I. Capital Appreciation Fund
      base contract with no optional riders          100.54   133.46   158.94  234.89          20.54    63.46   108.94  234.89
      optional Benefit Protector                     103.10   141.19   171.90  261.10          23.10    71.19   121.90  261.10
      optional Benefit Protector Plus                104.64   145.81   179.61  276.52          24.64    75.81   129.61  276.52
AIM V.I. Value Fund
      base contract with no optional riders          100.75   134.08   159.98  237.01          20.75    64.08   109.98  237.01
      optional Benefit Protector                     103.31   141.81   172.93  263.17          23.31    71.81   122.93  263.17
      optional Benefit Protector Plus                104.85   146.43   180.64  278.56          24.85    76.43   130.64  278.56
Fidelity VIP III Balanced Portfolio
(Service Class)
      base contract with no optional riders           99.11   129.11   151.62  219.93          19.11    59.11   101.62  219.93
      optional Benefit Protector                     101.67   136.86   164.66  246.50          21.67    66.86   114.66  246.50
      optional Benefit Protector Plus                103.21   141.50   172.42  262.14          23.21    71.50   122.42  262.14


-------------------------------------------------------------------------------

11    PROSPECTUS -- AUG. 15, 2001


You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ...(continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
Fidelity VIP III Growth & Income Portfolio
(Service Class)
      base contract with no optional riders         $ 99.21  $129.42  $152.14 $221.01         $19.21   $59.42  $102.14 $221.01
      optional Benefit Protector                     101.77   137.17   165.18  247.55          21.77    67.17   115.18  247.55
      optional Benefit Protector Plus                103.31   141.81   172.93  263.17          23.31    71.81   122.93  263.17
Fidelity VIP III Mid Cap Portfolio
(Service Class)
      base contract with no optional riders          100.75   134.08   159.98  237.01          20.75    64.08   109.98  237.01
      optional Benefit Protector                     103.31   141.81   172.93  263.17          23.31    71.81   122.93  263.17
      optional Benefit Protector Plus                104.85   146.43   180.64  278.56          24.85    76.43   130.64  278.56
Fidelity VIP Growth Portfolio (Service Class)
      base contract with no optional riders           99.93   131.59   155.81  228.51          19.93    61.59   105.81  228.51
      optional Benefit Protector                     102.49   139.34   168.80  254.87          22.49    69.34   118.80  254.87
      optional Benefit Protector Plus                104.03   143.97   176.53  270.38          24.03    73.97   126.53  270.38
FTVIPT Franklin Small Cap Fund - Class 2
      base contract with no optional riders          102.59   139.65   169.32  255.91          22.59    69.65   119.32  255.91
      optional Benefit Protector                     105.15   147.35   182.17  281.61          25.15    77.35   132.17  281.61
      optional Benefit Protector Plus                106.69   151.95   189.82  296.72          26.69    81.95   139.82  296.72
FTVIPT Franklin Value Securities Fund -
Class 2
      base contract with no optional riders          103.31   141.81   172.93  263.17          23.31    71.81   122.93  263.17
      optional Benefit Protector                     105.87   149.50   185.75  288.69          25.87    79.50   135.75  288.69
      optional Benefit Protector Plus                107.41   154.10   193.38  303.70          27.41    84.10   143.38  303.70
FTVIPT Mutual Shares Securities Fund -
Class 2
      base contract with no optional riders          102.90   140.57   170.87  259.03          22.90    70.57   120.87  259.03
      optional Benefit Protector                     105.46   148.27   183.71  284.65          25.46    78.27   133.71  284.65
      optional Benefit Protector Plus                107.00   152.87   191.35  299.72          27.00    82.87   141.35  299.72
FTVIPT Templeton International Securities Fund -
Class 2
      base contract with no optional riders          103.62   142.73   174.48  266.27          23.62    72.73   124.48  266.27
      optional Benefit Protector                     106.18   150.42   187.28  291.71          26.18    80.42   137.28  291.71
      optional Benefit Protector Plus                107.72   155.01   194.90  306.67          27.72    85.01   144.90  306.67
MFS(R) Investors Trust Series - Initial Class
(previously MFS(R)Growth with Income Series)
      base contract with no optional riders          101.05   135.01   161.54  240.19          21.05    65.01   111.54  240.19
      optional Benefit Protector                     103.62   142.73   174.48  266.27          23.62    72.73   124.48  266.27
      optional Benefit Protector Plus                105.15   147.35   182.17  281.61          25.15    77.35   132.17  281.61
MFS(R) New Discovery Series - Initial Class
      base contract with no optional riders          103.00   140.88   171.38  260.07          23.00    70.88   121.38  260.07
      optional Benefit Protector                     105.56   148.58   184.22  285.66          25.56    78.58   134.22  285.66
      optional Benefit Protector Plus                107.10   153.18   191.85  300.71          27.10    83.18   141.85  300.71
MFS(R) Total Return Series - Initial Class
      base contract with no optional riders          101.36   135.94   163.10  243.35          21.36    65.94   113.10  243.35
      optional Benefit Protector                     103.92   143.66   176.02  269.35          23.92    73.66   126.02  269.35
      optional Benefit Protector Plus                105.46   148.27   183.71  284.65          25.46    78.27   133.71  284.65


------------------------------------------------------------------------------

12    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY


You would pay the following expenses on a $1,000 investment in an annuity with death benefit Option A and 1.00% mortality and expense risk fee, assuming a 5% annual return and ...(continued)

                                                                                              no withdrawal or selection
                                                       full withdrawal at the              of an annuity payout plan at the
                                                       end of each time period                  end of each time period
                                                   1 year   3 years 5 years  10 years        1 year   3 years  5 years 10 years
MFS(R) Utilities Series - Initial Class
      base contract with no optional riders         $101.46  $136.25  $163.62 $244.40         $21.46   $66.25  $113.62 $244.40
      optional Benefit Protector                     104.03   143.97   176.53  270.38          24.03    73.97   126.53  270.38
      optional Benefit Protector Plus                105.56   148.58   184.22  285.66          25.56    78.58   134.22  285.66
Putnam VT Growth and Income Fund -
Class IB Shares
      base contract with no optional riders           99.82   131.28   155.28  227.44          19.82    61.28   105.28  227.44
      optional Benefit Protector                     102.39   139.03   168.28  253.83          22.39    69.03   118.28  253.83
      optional Benefit Protector Plus                103.92   143.66   176.02  269.35          23.92    73.66   126.02  269.35
Putnam VT Income Fund - Class IB Shares
      base contract with no optional riders          101.57   136.56   164.14  245.45          21.57    66.56   114.14  245.45
      optional Benefit Protector                     104.13   144.27   177.05  271.40          24.13    74.27   127.05  271.40
      optional Benefit Protector Plus                105.67   148.89   184.73  286.67          25.67    78.89   134.73  286.67
Putnam VT International Growth Fund -
Class IB Shares
      base contract with no optional riders          104.33   144.89   178.08  273.45          24.33    74.89   128.08  273.45
      optional Benefit Protector                     106.90   152.57   190.84  298.72          26.90    82.57   140.84  298.72
      optional Benefit Protector Plus                108.43   157.15   198.43  313.58          28.43    87.15   148.43  313.58
Putnam VT Vista Fund - Class IB Shares
      base contract with no optional riders          101.57   136.56   164.14  245.45          21.57    66.56   114.14  245.45
      optional Benefit Protector                     104.13   144.27   177.05  271.40          24.13    74.27   127.05  271.40
      optional Benefit Protector Plus                105.67   148.89   184.73  286.67          25.67    78.89   134.73  286.67

* In these examples, the $30 contract administrative charge is approximated as a 0.034% charge based on our average contract size. Premium taxes imposed by some state and local governments are not reflected in this table. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.


You should not consider these examples as representations of past or future expenses. Actual expenses may be more or less than those shown.

-------------------------------------------------------------------------------

13    PROSPECTUS -- AUG. 15, 2001


Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                                                                      2000              1999
------------------------------------------------------------------------------------------------------------------
Subaccount PBCA1(1) (Investing in shares of AXP(R)Variable Portfolio -
Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                           $1.09             $1.00
Accumulation unit value at end of period                                                 $0.96             $1.09
Number of accumulation units outstanding at end of period (000 omitted)                    200                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PBCA2(2) (Investing in shares of AXP(R)Variable Portfolio -
Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                           $1.09             $1.00
Accumulation unit value at end of period                                                 $0.96             $1.09
Number of accumulation units outstanding at end of period (000 omitted)                     17                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PBND1(1) (Investing in shares of AXP(R)Variable Portfolio -
Bond Fund)
Accumulation unit value at beginning of period                                           $1.01             $1.00
Accumulation unit value at end of period                                                 $1.05             $1.01
Number of accumulation units outstanding at end of period (000 omitted)                     82                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PBND2(2) (Investing in shares of AXP(R)Variable Portfolio -
Bond Fund)
Accumulation unit value at beginning of period                                           $1.01             $1.00
Accumulation unit value at end of period                                                 $1.05             $1.01
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PCMG1(1) (Investing in shares of AXP(R)Variable Portfolio -
Cash Management Fund)
Accumulation unit value at beginning of period                                           $1.01             $1.00
Accumulation unit value at end of period                                                 $1.05             $1.01
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
Simple yield(3)                                                                          4.70%             4.62%
Compound yield(3)                                                                        4.81%             4.73%
------------------------------------------------------------------------------------------------------------------
Subaccount PCMG2(2) (Investing in shares of AXP(R)Variable Portfolio -
Cash Management Fund)
Accumulation unit value at beginning of period                                           $1.01             $1.00
Accumulation unit value at end of period                                                 $1.05             $1.01
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
Simple yield(3)                                                                          4.58%             4.82%
Compound yield(3)                                                                        4.69%             4.93%
------------------------------------------------------------------------------------------------------------------
Subaccount PDEI1(1) (Investing in shares of AXP(R)Variable Portfolio -
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                           $1.02             $1.00
Accumulation unit value at end of period                                                 $1.00             $1.02
Number of accumulation units outstanding at end of period (000 omitted)                    244                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PDEI2(2) (Investing in shares of AXP(R)Variable Portfolio -
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                           $1.02             $1.00
Accumulation unit value at end of period                                                 $1.00             $1.02
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PEXI1(1) (Investing in shares of AXP(R)Variable Portfolio -
Extra Income Fund)
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $0.92             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                    278                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

14    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY


Year ended Dec. 31,                                                                      2000              1999
------------------------------------------------------------------------------------------------------------------
Subaccount PEXI2(2) (Investing in shares of AXP(R)Variable Portfolio -
Extra Income Fund)
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $0.92             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PMGD1(1) (Investing in shares of AXP(R)Variable Portfolio -
Managed Fund)
Accumulation unit value at beginning of period                                           $1.08             $1.00
Accumulation unit value at end of period                                                 $1.04             $1.08
Number of accumulation units outstanding at end of period (000 omitted)                      5                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PMGD2(2) (Investing in shares of AXP(R)Variable Portfolio -
Managed Fund)
Accumulation unit value at beginning of period                                           $1.08             $1.00
Accumulation unit value at end of period                                                 $1.04             $1.08
Number of accumulation units outstanding at end of period (000 omitted)                      1                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PNDM1(1) (Investing in shares of AXP(R)Variable Portfolio -
New Dimensions Fund(R))
Accumulation unit value at beginning of period                                           $1.15             $1.00
Accumulation unit value at end of period                                                 $1.03             $1.15
Number of accumulation units outstanding at end of period (000 omitted)                  1,937                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PNDM2(2) (Investing in shares of AXP(R)Variable Portfolio -
New Dimensions Fund(R))
Accumulation unit value at beginning of period                                           $1.15             $1.00
Accumulation unit value at end of period                                                 $1.04             $1.15
Number of accumulation units outstanding at end of period (000 omitted)                      9                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PSCA1(1) (Investing in shares of AXP(R)Variable Portfolio -
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                           $1.11             $1.00
Accumulation unit value at end of period                                                 $1.14             $1.11
Number of accumulation units outstanding at end of period (000 omitted)                     85                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PSCA2(2) (Investing in shares of AXP(R)Variable Portfolio -
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                           $1.11             $1.00
Accumulation unit value at end of period                                                 $1.15             $1.11
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PCAP1(1) (Investing in shares of AIM V.I. Capital Appreciation Fund)
Accumulation unit value at beginning of period                                           $1.26             $1.00
Accumulation unit value at end of period                                                 $1.11             $1.26
Number of accumulation units outstanding at end of period (000 omitted)                  1,103                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PCAP2(2) (Investing in shares of AIM V.I. Capital Appreciation Fund)
Accumulation unit value at beginning of period                                           $1.26             $1.00
Accumulation unit value at end of period                                                 $1.11             $1.26
Number of accumulation units outstanding at end of period (000 omitted)                     29                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PVAL1(1) (Investing in shares of AIM V.I. Value Fund)
Accumulation unit value at beginning of period                                           $1.11             $1.00
Accumulation unit value at end of period                                                 $0.94             $1.11
Number of accumulation units outstanding at end of period (000 omitted)                  4,769                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PVAL2(2) (Investing in shares of AIM V.I. Value Fund)
Accumulation unit value at beginning of period                                           $1.11             $1.00
Accumulation unit value at end of period                                                 $0.94             $1.11
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

15    PROSPECTUS -- AUG. 15, 2001


Year ended Dec. 31,                                                                      2000              1999
------------------------------------------------------------------------------------------------------------------
Subaccount PBAL1(1) (Investing in shares of Fidelity VIP III Balanced Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.02             $1.00
Accumulation unit value at end of period                                                 $0.96             $1.02
Number of accumulation units outstanding at end of period (000 omitted)                     66                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PBAL2(2) (Investing in shares of Fidelity VIP III Balanced Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.02             $1.00
Accumulation unit value at end of period                                                 $0.96             $1.02
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PGRI1(1) (Investing in shares of Fidelity VIP III
Growth & Income Portfolio (Service Class))
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $0.98             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                     85                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PGRI2(2) (Investing in shares of Fidelity VIP III
Growth & Income Portfolio (Service Class))
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $0.98             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                      3                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PMDC1(1) (Investing in shares of Fidelity VIP III Mid Cap Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.24             $1.00
Accumulation unit value at end of period                                                 $1.63             $1.24
Number of accumulation units outstanding at end of period (000 omitted)                    206                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PMDC2(2) (Investing in shares of Fidelity VIP III Mid Cap Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.24             $1.00
Accumulation unit value at end of period                                                 $1.63             $1.24
Number of accumulation units outstanding at end of period (000 omitted)                     11                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PGRO1(1) (Investing in shares of Fidelity VIP Growth Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.16             $1.00
Accumulation unit value at end of period                                                 $1.02             $1.16
Number of accumulation units outstanding at end of period (000 omitted)                    365                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PGRO2(2) (Investing in shares of Fidelity VIP Growth Portfolio
(Service Class))
Accumulation unit value at beginning of period                                           $1.16             $1.00
Accumulation unit value at end of period                                                 $1.02             $1.16
Number of accumulation units outstanding at end of period (000 omitted)                    129                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PSMC1(1) (Investing in shares of FTVIPT Franklin Small Cap Fund -
Class 2)
Accumulation unit value at beginning of period                                           $1.43             $1.00
Accumulation unit value at end of period                                                 $1.21             $1.43
Number of accumulation units outstanding at end of period (000 omitted)                    855                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PSMC2(2) (Investing in shares of FTVIPT Franklin Small Cap Fund -
Class 2)
Accumulation unit value at beginning of period                                           $1.43             $1.00
Accumulation unit value at end of period                                                 $1.21             $1.43
Number of accumulation units outstanding at end of period (000 omitted)                     21                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PVAS1(1) (Investing in shares of FTVIPT Franklin Value Securities
Fund - Class 2)
Accumulation unit value at beginning of period                                           $1.04             $1.00
Accumulation unit value at end of period                                                 $1.29             $1.04
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

16    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY



Year ended Dec. 31,                                                                      2000              1999
------------------------------------------------------------------------------------------------------------------
Subaccount PVAS2(2) (Investing in shares of FTVIPT Franklin Value Securities
Fund - Class 2)
Accumulation unit value at beginning of period                                           $1.04             $1.00
Accumulation unit value at end of period                                                 $1.29             $1.04
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PMSS1(1) (Investing in shares of FTVIPT Mutual Shares Securities Fund
- Class 2)
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $1.16             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                     --                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PMSS2(2) (Investing in shares of FTVIPT Mutual Shares Securities Fund
- Class 2)
Accumulation unit value at beginning of period                                           $1.03             $1.00
Accumulation unit value at end of period                                                 $1.16             $1.03
Number of accumulation units outstanding at end of period (000 omitted)                      5                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PINT1(1) (Investing in shares of FTVIPT Templeton International
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                           $1.13             $1.00
Accumulation unit value at end of period                                                 $1.09             $1.13
Number of accumulation units outstanding at end of period (000 omitted)                     16                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PINT2(2) (Investing in shares of FTVIPT Templeton International
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                           $1.13             $1.00
Accumulation unit value at end of period                                                 $1.09             $1.13
Number of accumulation units outstanding at end of period (000 omitted)                     12                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PGIS1(1) (Investing in shares of MFS(R)Investors Trust Series -
Initial Class (previously MFS(R)Growth with Income Series))
Accumulation unit value at beginning of period                                           $1.05             $1.00
Accumulation unit value at end of period                                                 $1.04             $1.05
Number of accumulation units outstanding at end of period (000 omitted)                    295                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PGIS2(2) (Investing in shares of MFS(R)Investors Trust Series -
Initial Class (previously MFS(R)Growth with Income Series))
Accumulation unit value at beginning of period                                           $1.05             $1.00
Accumulation unit value at end of period                                                 $1.04             $1.05
Number of accumulation units outstanding at end of period (000 omitted)                      8                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PNDS1(1) (Investing in shares of MFS(R)New Discovery Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.43             $1.00
Accumulation unit value at end of period                                                 $1.38             $1.43
Number of accumulation units outstanding at end of period (000 omitted)                     19                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PNDS2(2) (Investing in shares of MFS(R)New Discovery Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.43             $1.00
Accumulation unit value at end of period                                                 $1.38             $1.43
Number of accumulation units outstanding at end of period (000 omitted)                     14                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PTRS1(1) (Investing in shares of MFS(R)Total Return Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.00             $1.00
Accumulation unit value at end of period                                                 $1.14             $1.00
Number of accumulation units outstanding at end of period (000 omitted)                     25                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PTRS2(2) (Investing in shares of MFS(R)Total Return Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.00             $1.00
Accumulation unit value at end of period                                                 $1.15             $1.00
Number of accumulation units outstanding at end of period (000 omitted)                      6                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

17    PROSPECTUS -- AUG. 15, 2001



Year ended Dec. 31,                                                                      2000              1999
------------------------------------------------------------------------------------------------------------------
Subaccount PUTS1(1) (Investing in shares of MFS(R)Utilities Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.14             $1.00
Accumulation unit value at end of period                                                 $1.20             $1.14
Number of accumulation units outstanding at end of period (000 omitted)                  1,109                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PUTS2(2) (Investing in shares of MFS(R)Utilities Series -
Initial Class)
Accumulation unit value at beginning of period                                           $1.14             $1.00
Accumulation unit value at end of period                                                 $1.21             $1.14
Number of accumulation units outstanding at end of period (000 omitted)                      9                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PGIN1(1) (Investing in shares of Putnam VT Growth and Income Fund -
Class IB Shares)
Accumulation unit value at beginning of period                                           $0.97             $1.00
Accumulation unit value at end of period                                                 $1.03             $0.97
Number of accumulation units outstanding at end of period (000 omitted)                    146                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PGIN2(2) (Investing in shares of Putnam VT Growth and Income Fund -
Class IB Shares)
Accumulation unit value at beginning of period                                           $0.97             $1.00
Accumulation unit value at end of period                                                 $1.03             $0.97
Number of accumulation units outstanding at end of period (000 omitted)                     59                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PINC1(1) (Investing in shares of Putnam VT Income Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                           $0.99             $1.00
Accumulation unit value at end of period                                                 $1.06             $0.99
Number of accumulation units outstanding at end of period (000 omitted)                      5                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PINC2(2) (Investing in shares of Putnam VT Income Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                           $0.99             $1.00
Accumulation unit value at end of period                                                 $1.06             $0.99
Number of accumulation units outstanding at end of period (000 omitted)                     16                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PIGR1(1) (Investing in shares of Putnam VT International Growth Fund -
Class IB Shares)
Accumulation unit value at beginning of period                                           $1.29             $1.00
Accumulation unit value at end of period                                                 $1.15             $1.29
Number of accumulation units outstanding at end of period (000 omitted)                  2,474                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PIGR2(2) (Investing in shares of Putnam VT International Growth Fund -
Class IB Shares)
Accumulation unit value at beginning of period                                           $1.29             $1.00
Accumulation unit value at end of period                                                 $1.15             $1.29
Number of accumulation units outstanding at end of period (000 omitted)                     30                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------
Subaccount PVIS1(1) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                           $1.30             $1.00
Accumulation unit value at end of period                                                 $1.23             $1.30
Number of accumulation units outstanding at end of period (000 omitted)                  1,798                --
Ratio of operating expense to average net assets                                         1.25%             1.25%
------------------------------------------------------------------------------------------------------------------
Subaccount PVIS2(2) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                           $1.30             $1.00
Accumulation unit value at end of period                                                 $1.23             $1.30
Number of accumulation units outstanding at end of period (000 omitted)                     19                --
Ratio of operating expense to average net assets                                         1.15%             1.15%
------------------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Nov. 9, 1999.
(2)  Operations commenced on Nov. 11, 1999.
(3) Net of annual contract administrative charge and mortality and expense risk fee.

-------------------------------------------------------------------------------

18    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Financial Statements

You can find our audited financial statements of the subaccounts in the SAI. You can find our audited financial statements later in this prospectus.

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in funds. We also show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.


We may show total return quotations by means of schedules, charts or graphs. Total return figures reflect deduction of the following charges:


o  contract administrative charge,
o  variable account administrative charge,

o  applicable mortality and expense risk fee,
o  Benefit Protector(SM) Plus Death Benefit Rider fee, and

o withdrawal charge (assuming a full withdrawal at the end of the illustrated period).


We may also show total return quotations that reflect deduction of the Benefit Protector(SM) Death Benefit Rider fee.

We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal), or fees for any of the optional features.


Average annual total return is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

Cumulative total return is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

Annualized simple yield (for subaccounts investing in money market funds) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

Annualized compound yield (for subaccounts investing in money market funds) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than the simple yield because of the compounding effect of the assumed reinvestment.

Annualized yield (for subaccounts investing in income funds) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

-------------------------------------------------------------------------------

19    PROSPECTUS -- AUG. 15, 2001

The Variable Account and the Funds

You may allocate payments to any or all of the subaccounts of the variable account that invest in shares of the following funds:

----------------- -------------- ---------------------- ------------------------
Subaccount        Investing In   Investment             Investment Advisor or
                                 Objectives and         Manager
                                 Policies
----------------- -------------- ---------------------- ------------------------
PBCA1 PBCA2       AXP(R)         Objective:             IDS Life Insurance
                  Variable       long-term total        Company (IDS Life),
                  Portfolio -    return exceeding       investment manager;
                  Blue Chip      that of the U.S.       American Express
                  Advantage      stock market.          Financial Corporation
                  Fund           Invests primarily in   (AEFC), investment
                                 common stocks of       advisor.
                                 companies included
                                 in the unmanaged S&P
                                 500 Index.
----------------- -------------- ---------------------- ------------------------
 PBND1 PBND2      AXP(R)         Objective: high        IDS Life, investment
                  Variable       level of current       manager; AEFC,
                  Portfolio -    income while           investment advisor.
                  Bond Fund      conserving the value
                                 of the investment and
                                 continuing a high
                                 level of income for
                                 the longest time
                                 period. Invests
                                 primarily in bonds
                                 and other debt
                                 obligations.
----------------- -------------- ---------------------- ------------------------
 PCMG1 PCMG2      AXP(R)         Objective: maximum     IDS Life, investment
                  Variable       current income         manager; AEFC,
                  Portfolio -    consistent with        investment advisor.
                  Cash           liquidity and
                  Management     stability of
                  Fund           principal. Invests
                                 in money market
                                 securities.
----------------- -------------- ---------------------- ------------------------
 PDEI1 PDEI2      AXP(R)         Objective: a high      IDS Life, investment
                  Variable       level of current       manager; AEFC,
                  Portfolio -    income and, as a       investment advisor.
                  Diversified    secondary goal,
                  Equity         steady growth of
                  Income Fund    capital. Invests
                                 primarily in
                                 dividend-paying
                                 common and preferred
                                 stocks.
----------------- -------------- ---------------------- ------------------------
 PEXI1 PEXI2      AXP(R)         Objective: high        IDS Life, investment
                  Variable       current income, with   manager; AEFC,
                  Portfolio -    capital growth as a    investment advisor.
                  Extra Income   secondary objective.
                  Fund           Invests primarily in
                                 high-yielding,
                                 high-risk "junk"
                                 corporate bonds
                                 issued by U.S. and
                                 foreign companies
                                 and governments.
----------------- -------------- ---------------------- ------------------------
 PMGD1 PMGD2      AXP(R)         Objective: maximum     IDS Life, investment
                  Variable       total investment       manager; AEFC,
                  Portfolio -    return through a       investment advisor.
                  Managed Fund   combination of
                                 capital growth and
                                 current income.
                                 Invests primarily in
                                 a combination of
                                 common and preferred
                                 stocks, convertible
                                 securities, bonds
                                 and other debt
                                 securities.
----------------- -------------- ---------------------- ------------------------
 PNDM1 PNDM2      AXP(R)         Objective:             IDS Life, investment
                  Variable       long-term growth of    manager; AEFC,
                  Portfolio -    capital. Invests       investment advisor.
                  New            primarily in common
                  Dimensions     stocks of U.S. and
                  Fund(R)        foreign companies
                                 showing potential
                                 for significant
                                 growth.
----------------- -------------- ---------------------- ------------------------
 PSCA1 PSCA2      AXP(R)         Objective:             IDS Life, investment
                  Variable       long-term capital      manager; AEFC,
                  Portfolio -    growth. Invests        investment advisor;
                  Small Cap      primarily in equity    Kenwood Capital
                  Advantage      stocks of small        Management LLC,
                  Fund           companies that are     sub-investment advisor.
                                 often included in
                                 the S&P SmallCap 600
                                 Index or the Russell
                                 2000 Index.
----------------- -------------- ---------------------- ------------------------
 PCAP1 PCAP2      AIM V.I.       Objective: growth      A I M Advisors, Inc.
                  Capital        of capital. Invests
                  Appreciation   principally in
                  Fund           common stocks of
                                 companies likely to
                                 benefit from new or
                                 innovative products,
                                 services or processes
                                 as well as those with
                                 above-average growth
                                 and excellent
                                 prospects for future
                                 growth.
----------------- -------------- ---------------------- ------------------------
-------------------------------------------------------------------------------

20    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

----------------- -------------- ---------------------- ------------------------
Subaccount        Investing In   Investment             Investment Advisor or
                                 Objectives and         Manager
                                 Policies
----------------- -------------- ---------------------- ------------------------
PVAL1 PVAL2       AIM V.I.       Objective:             A I M Advisors, Inc.
                  Value Fund     long-term growth of
                                 capital with income as
                                 a secondary objective.
                                 Invests primarily in
                                 equity securities
                                 judged to be
                                 undervalued relative
                                 to the investment
                                 advisor's appraisal of
                                 the current or
                                 projected earnings of
                                 the companies issuing
                                 the securities, or
                                 relative to current
                                 market values of
                                 assets owned by the
                                 companies issuing the
                                 securities, or
                                 relative to the equity
                                 market generally.
----------------- -------------- ---------------------- ------------------------
 PBAL1 PBAL2      Fidelity VIP   Objective: income      Fidelity Management &
                  III Balanced   and growth of          Research Company (FMR),
                  Portfolio      capital. Invests       investment manager; FMR
                  (Service       primarily in a         U.K., FMR Far East and
                  Class)         diversified            Fidelity Investments
                                 portfolio of equity    Money Market Management
                                 and fixed-income       Inc. (FIMM),
                                 securities with        sub-investment advisors.
                                 income, growth of
                                 income, and capital
                                 appreciation
                                 potential.
----------------- -------------- ---------------------- ------------------------
 PGRI1 PGRI2      Fidelity VIP   Objective: high        FMR, investment
                  III Growth &   total return through   manager; FMR U.K. and
                  Income         a combination of       FMR Far East,
                  Portfolio      current income and     sub-investment advisors.
                  (Service       capital
                  Class)         appreciation.
                                 Invests primarily in
                                 common stocks with a
                                 focus on those that
                                 pay current dividends
                                 and show potential
                                 for capital
                                 appreciation.
----------------- -------------- ---------------------- ------------------------
 PMDC1 PMDC2      Fidelity VIP   Objective:             FMR, investment
                  III Mid Cap    long-term growth of    manager; FMR U.K. and
                  Portfolio      capital. Invests       FMR Far East,
                  (Service       primarily in medium    sub-investment advisors.
                  Class)         market
                                 capitalization
                                 common stocks.
----------------- -------------- ---------------------- ------------------------
 PGRO1 PGRO2      Fidelity VIP   Objective: capital     FMR , investment
                  Growth         appreciation.          manager; FMR U.K., FMR
                  Portfolio      Invests primarily in   Far East and FIMM,
                  (Service       common stocks of the   sub-investment advisors.
                  Class)         companies that the
                                 manager believes
                                 have above-average
                                 growth potential.
----------------- -------------- ---------------------- ------------------------
 PSMC1 PSMC2      FTVIPT         Objective:             Franklin Advisers, Inc.
                  Franklin       long-term capital
                  Small Cap      growth. Invests
                  Fund - Class   primarily in equity
                  2              securities of U.S.
                                 small capitalization
                                 (small cap) companies
                                 with market cap
                                 values not exceeding
                                 (i)$1.5 billion, or
                                 (ii) the highest
                                 market cap value in
                                 the Russell 2000(R)
                                 Index, whichever is
                                 greater, at the time
                                 of purchase.
----------------- -------------- ---------------------- ------------------------
 PVAS1 PVAS2      FTVIPT         Objective:             Franklin Advisory
                  Franklin       long-term total        Services, LLC
                  Value          return. Invests
                  Securities     primarily in equity
                  Fund - Class   securities of
                  2              companies the
                                 manager believes are
                                 selling substantially
                                 below the underlying
                                 value of their assets
                                 or their private
                                 market value.
----------------- -------------- ---------------------- ------------------------
 PMSS1 PMSS2      FTVIPT         Objective: capital     Franklin Mutual
                  Mutual         appreciation with      Advisers, LLC
                  Shares         income as a
                  Securities     secondary goal.
                  Fund - Class   Invests primarily in
                  2              equity securities of
                                 companies that the
                                 manager believes are
                                 available at market
                                 prices less than their
                                 value based on certain
                                 recognized or
                                 objective criteria
                                 (intrinsic value).
----------------- -------------- ---------------------- ------------------------
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21    PROSPECTUS -- AUG. 15, 2001

----------------- -------------- ---------------------- ------------------------
Subaccount        Investing In   Investment             Investment Advisor or
                                 Objectives and         Manager
                                 Policies
----------------- -------------- ---------------------- ------------------------
PINT1 PINT2       FTVIPT         Objective:             Templeton Investment
                  Templeton      long-term capital      Counsel, LLC
                  International  growth. Invests
                  Securities     primarily in equity
                  Fund - Class   securities of
                  2              companies located
                                 outside the U.S.,
                                 including those in
                                 emerging markets.
----------------- -------------- ---------------------- ------------------------
 PGIS1 PGIS2      MFS(R)         Objective:             MFS Investment
                  Investors      long-term growth of    Management(R)
                  Trust Series   capital with a
                  - Initial      secondary objective
                  Class          to seek reasonable
                  (previously    current income.
                  MFS(R)Growth   Invests primarily in
                  with Income    common stocks and
                  Series)        related securities,
                                 such as preferred
                                 stocks, convertible
                                 securities and
                                 depository receipts
                                 for those securities.
----------------- -------------- ---------------------- ------------------------
 PNDS1 PNDS2      MFS(R)New      Objective: capital     MFS Investment
                  Discovery      appreciation.          Management(R)
                  Series -       Invests primarily in
                  Initial Class  equity securities of
                                 emerging growth
                                 companies.
----------------- -------------- ---------------------- ------------------------
 PTRS1 PTRS2      MFS(R)Total    Objective:             MFS Investment
                  Return         above-average income   Management(R)
                  Series -       consistent with the
                  Initial        Class prudent
                                 employment of capital,
                                 with growth of
                                 capital and income as
                                 a secondary objective.
                                 Invests primarily in
                                 a combination of
                                 equity and fixed
                                 income securities.
----------------- -------------- ---------------------- ------------------------
 PUTS1 PUTS2      MFS(R)         Objective: capital     MFS Investment
                  Utilities      growth and current     Management(R)
                  Series -       income. Invests
                  Initial Class  primarily in equity
                                 and debt securities
                                 of domestic and
                                 foreign companies in
                                 the utilities
                                 industry.
----------------- -------------- ---------------------- ------------------------
 PGIN1 PGIN2      Putnam VT      Objective: capital     Putnam Investment
                  Growth and     growth and current     Management, LLC
                  Income Fund    income. Invests
                  - Class IB     primarily in common
                  Shares         stocks of U.S.
                                 companies with a
                                 focus on value stocks
                                 that offer the
                                 potential for capital
                                 growth, current
                                 income, or both.
----------------- -------------- ---------------------- ------------------------
 PINC1 PINC2      Putnam VT      Objective: high        Putnam Investment
                  Income Fund    current income         Management, LLC
                  - Class IB     consistent with what
                  Shares         Putnam Investment
                                 Management, LLC
                                 believes to be
                                 prudent risk. The
                                 fund will invest
                                 mainly in a
                                 diversified mixture
                                 of investment--
                                 growth and
                                 high-yield bonds and
                                 U.S. government
                                 securities.
----------------- -------------- ---------------------- ------------------------
 PIGR1 PIGR2      Putnam VT      Objective: capital     Putnam Investment
                  International  appreciation.          Management, LLC
                  Growth Fund    Invests mainly in
                  - Class IB     stocks outside the
                  Shares         United States that
                                 reflect a value
                                 lower than that
                                 which Putnam
                                 Management places on
                                 the company whose
                                 earnings we believe
                                 are likely to grow
                                 over time.
----------------- -------------- ---------------------- ------------------------
 PVIS1 PVIS2      Putnam VT      Objective: capital     Putnam Investment
                  Vista Fund -   appreciation.          Management, LLC
                  Class IB       Invests mainly in
                  Shares         common stocks of
                                 mid-sized U.S.
                                 companies with a
                                 focus on growth
                                 stocks.
----------------- -------------- ---------------------- ------------------------
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22    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

The Internal Revenue Service (IRS) issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The Fixed Accounts

GUARANTEE PERIOD ACCOUNTS (GPAS)
You may allocate purchase payments to one or more of the GPAs with Guarantee Periods ranging from two to ten years. These accounts are not available in all states and are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.

Each GPA pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The minimum guaranteed interest rate on the GPAs is 3%.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. We will determine these rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition and American Enterprise Life's revenues and other expenses. We cannot predict nor can we guarantee future guaranteed interest rates above the 3% rate.


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23    PROSPECTUS -- AUG. 15, 2001

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) At that time you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period, we will automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

o Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

o Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelps) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

o Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and
o Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)
We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA.

Before we look at the MVA formula, it may help to look in a general way at how comparing your GPA's guaranteed rate and the rate for a new GPA affects the MVA.

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24    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Relationship between your GPA's guaranteed rate and the new GPA for the same time as the Guarantee Period remaining on your GPA:

                 If your GPA rate is:                       The MVA is:
         Less than the new GPA rate + 0.10%                   Negative
         Equal to the new GPA rate + 0.10%                    Zero
         Greater than the new GPA rate + 0.10%                Positive


General Examples


Assume:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
o We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
o After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

Example 1: Remember that your GPA is earning 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. We add 0.10% to the 5.0% rate to get 5.10%. Your GPA's 4.5% rate is less than the 5.10% rate and, as reflected in the table above, the MVA will be negative.

Example 2: Remember again that your GPA is earning 4.5%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. We add 0.10% to the 4.0% rate to get 4.10%. In this example, since your GPA's 4.5% rate is greater than the 4.10% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


Sample MVA Calculations


The precise MVA formula we apply is as follows:


 Early withdrawal amount x [(    1 + i     )(to the power of n/12) - 1] = MVA
                             --------------
                              1 + j + .001

   Where:   i =  rate earned in the GPA from which amounts are being transferred or withdrawn.
            j =  current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.
            n =  number of months remaining in the current Guarantee Period
                 (rounded up).


Examples


Using assumptions similar to those we used in the examples above:

o You purchase a contract and allocate part of your purchase payment to the ten-year GPA.
o We guarantee an interest rate of 4.5% annually for your ten-year Guarantee Period.
o After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Example 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 5.0%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(     1.045      )(to the power of 84/12) - 1] = -$39.28
              -----------------
               1 + .05 + .001

In this example, the MVA is a negative $39.28.

Example 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 4.5%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 4.0%. Using the formula above, we determine the MVA as follows:

   $1,000 x [(     1.045      )(to the power of 84/12) - 1] = $27.21
              -----------------
               1 + .04 + .001


In this example, the MVA is a positive $27.21.

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25    PROSPECTUS -- AUG. 15, 2001

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6%. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable withdrawal charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for the annual contract administrative charge, to amounts we pay as death claims or to automatic transfers from the two-year Guarantee Period Account. In some states, the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT
You may also allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing American Enterprise Life annuities, product design, competition, and the American Enterprise Life's revenues and expenses.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the Market Value Adjustment interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the Market Value Adjustment interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

Buying Your Contract

Your sales representative will help you complete and submit an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or be the annuitant if you are 90 or younger.

When you apply, you may select:

o the one-year fixed account, Guarantee Period Accounts and/or subaccounts in which you want to invest(1);
o  how you want to make purchase payments;
o  the date you want to start receiving annuity payouts (the retirement date);
o  a death benefit option(2);
o  the optional Benefit Protector(SM) Death Benefit Rider(3);
o  the optional Benefit Protector(SM) Plus Death Benefit Rider(3); and
o  a beneficiary.

(1) Some states restrict the amount you can allocate to the fixed accounts. GPAs are not available in all states.
(2) Death benefit Option B is available if you and the annuitant are 78 or younger at contract issue. If either you or the annuitant are 79 or older at contract issue death benefit Option A will apply.
(3) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

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26    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

The contract provides for allocation of purchase payments to the subaccounts and/or to the fixed accounts in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to the fixed accounts and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline the application and return your payment. We will credit the additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. In Massachusetts, you may make additional purchase payments for ten years only.

THE RETIREMENT DATE
Annuity payouts are to begin on the retirement date. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o  no earlier than the 30th day after the contract's effective date; and
o no later than the annuitant's 85th birthday (or the tenth contract anniversary, if later).

For qualified annuities (except Roth IRAs), to avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the date the annuitant reaches age 59 1/2; and
o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you take the minimum IRA distribution as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later. In Pennsylvania, annuity payouts must start no later than annuitant's 82nd birthday or the eighth contract anniversary.

BENEFICIARY
We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
Minimum initial purchase payment:

   $5,000 for contracts issued in South Carolina, Texas, and Washington $2,000 for contracts issued in all other states

Minimum additional purchase payments:

   $50 for SIPs
   $100 for all other payment plans

Maximum total purchase payments (without prior approval):

   $1,000,000 for issue ages up to 85
   $100,000 for issue ages 86 to 90

HOW TO MAKE PURCHASE PAYMENTS

1 By letter:

Send your check along with your name and contract number to:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

2 By SIP:

Contact your sales representative to complete the necessary SIP paperwork.

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27    PROSPECTUS -- AUG. 15, 2001

Charges

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals either 1.00% or 1.10% of their average daily net assets on an annual basis depending on the death benefit option that applies to your contract. If death benefit Option A applies, the mortality and expense risk fee is 1.00%. If death benefit Option B applies, the mortality and expense risk fee is 1.10%. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed accounts.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it(1). If selected, we deduct 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits. We can increase this fee on new contracts up to a maximum of 0.75%.

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER FEE
We charge a fee for the optional feature only if you select it(1). If selected, we deduct 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

When annuity payouts begin, or if you terminate the contract for any reason other than death, we will deduct this fee, adjusted for the number of calendar days coverage was in place. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits. We can increase this fee on new contracts up to a maximum of 1.25%.

(1) Available if you and the annuitant are 75 or younger at contract issue. Riders may not be available in all states.

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


WITHDRAWAL CHARGE
A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within seven years before withdrawal. In addition, amounts withdrawn from a Guarantee Period Account more than 30 days before the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts -- Market Value Adjustment (MVA).")

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.

   NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.

3. Next, we withdraw purchase payments received eight or more years before the withdrawal and not previously withdrawn. We do not assess a withdrawal charge on these purchase payments.


4. Finally, if necessary, we withdraw purchase payments received in the seven years before the withdrawal on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.


We determine your withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage, and then totaling the withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments withdrawn.

         Years from purchase                 Withdrawal charge
           payment receipt                      percentage
                  1                                 8%
                  2                                 8
                  3                                 7
                  4                                 6
                  5                                 5
                  6                                 4
                  7                                 2
                  Thereafter                        0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

Example: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.26. We determine this amount as follows:

         Amount requested          or     $1,000   =  $1,075.26
    ------------------------              ------
    1.00 - withdrawal charge                .93

By applying the 7% withdrawal charge to $1,075.26, the withdrawal charge is $75.26. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

Withdrawal charge under Annuity Payout Plan E -- Payouts for a specified period:
Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.10% if the assumed investment rate is 3.5% and 6.60% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. In no event would your withdrawal charge exceed 9% of the amount available for payouts under the plan.

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29    PROSPECTUS -- AUG. 15, 2001

Withdrawal charge calculation example

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is July 1, 2001 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and
o  We received these payments:

  --   $10,000 July 1, 2001;
  --   $8,000 Dec. 31, 2006;
  --   $6,000 Feb. 20, 2009; and

o The owner withdraws the contract for its total withdrawal value of $38,101 on Aug. 5, 2011 and had not made any other withdrawals during that contract year; and
o  The prior anniversary July 1, 2011 contract value was $38,488.

Withdrawal charge    Explanation

   $    0            $3,848.80 is 10% of the prior anniversary contract
                     value withdrawn without withdrawal charge; and
        0            $10,252.20 is contract earnings in excess of the 10%
                     free withdrawal amount withdrawn without withdrawal charge;
                     and
        0            $10,000 July 1, 2001 payment was received eight or more
                     years before withdrawal and is withdrawn without withdrawal charge; and
      400            $8,000 Dec. 31, 2006 payment is in its fifth year from
                     receipt, withdrawn with a 5% withdrawal charge; and
      420            $6,000 Feb. 20, 2009 payment is in its third year from
     ----            receipt, withdrawn with a 7% withdrawal charge.
     $820

Waiver of withdrawal charge

We do not assess a withdrawal charge for:

o  withdrawals of any contract earnings;
o withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value to the extent they exceed contract earnings;
o required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
o  contracts settled using an annuity payout plan;
o  death benefits;

o withdrawals you make under your contract's "Waiver of Withdrawal Charges" provision. To the extent permitted by state law, your contract will include this provision when the owner and annuitant are under age 76 at contract issue. We will waive withdrawal charges that we normally assess upon full or partial withdrawal if you provide proof satisfactory to us that, as of the date you request the withdrawal, you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. (See your contract for additional conditions and restrictions on this waiver); and

o to the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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


Valuing Your Investment
We value your accounts as follows:

FIXED ACCOUNTS
We value the amounts you allocated to the fixed accounts directly in dollars. The value of a fixed account equals:

o the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the Guarantee Period Accounts;
o  plus interest credited;
o minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges) and amounts transferred out;
o  minus any prorated contract administrative charge;
o minus any prorated portion of the Benefit Protector(SM) Death Benefit Rider fee (if applicable); and
o minus any prorated portion of the Benefit Protector(SM) Plus Death Benefit Rider fee (if applicable).

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

Accumulation unit value: the current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o  dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocated to the subaccounts;
o  transfers into or out of the subaccounts;
o  partial withdrawals;
o  withdrawal charges;
o  prorated portions of contract administrative charge;

o prorated portions of the Benefit Protector(SM) Death Benefit Rider fee (if applicable); and/or
o prorated portions of the Benefit Protector(SM) Plus Death Benefit Rider fee (if applicable).


Accumulation unit values will fluctuate due to:

o  changes in funds' net asset value;
o  dividends distributed to the subaccounts;
o  capital gains or losses of funds;
o  fund operating expenses;
o  mortality and expense risk fees; and/or
o  variable account administrative charges.

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31    PROSPECTUS -- AUG. 15, 2001

Making the Most of Your Contract

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year Guarantee Period Account to one or more subaccounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works


                                                                         Number
By investing an  equal number              Amount     Accumulation     of units
of dollars each month...       Month      invested     unit value      purchased
                                 Jan        $100          $20            5.00
you automatically buy            Feb         100           18            5.56
more units when the              Mar         100           17            5.88
per unit market price is low...  Apr         100           15            6.67
                                 May         100           16            6.25
                                 June        100           18            5.56
and fewer units                  July        100           17            5.88
when the per unit                Aug         100           19            5.26
market price is high.            Sept        100           21            4.76
                                 Oct         100           20            5.00


You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM
If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for Tiered DCA. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

                                                    we allocate your new
 If your net contract value(1) is...                purchase payment to:

          $10,000 - $49,999                         Tier 1 DCA account
           $50,000 or more                          Tier 2 DCA account(2)

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.
(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for only six or twelve months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the other accounts you selected over the six or twelve-month period.

We credit interest to each Tiered DCA account at rates that generally are higher than those we credit to the one-year fixed account. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

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32    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

We credit each Tiered DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple-source payments after the six or twelve-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Tiered DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Tiered DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Tiered DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed accounts. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Tiered DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Tiered DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS
You may transfer contract value from any one subaccount, or the fixed accounts, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed accounts.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the Guarantee Period Accounts will be subject to a MVA if done more than 30 days before the end of the Guarantee Period.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners. These modifications could include, but not be limited to:

o  requiring a minimum time period between each transfer;
o not accepting transfer requests of an agent acting under power of attorney on behalf of more than one contract owner; or
o limiting the dollar amount that a contract owner may transfer at any one time.

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33    PROSPECTUS -- AUG. 15, 2001



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For information on transfers after annuity payouts begin, see "Transfer policies" below.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the subaccounts or from the subaccounts to the fixed accounts at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.
o You may transfer contract values from the one-year fixed account to the subaccounts or the Guarantee Period Accounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.
o You may transfer contract values from a Guarantee Period Account any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA, which may result in a gain or loss of contract value.
o If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the Guarantee Period Accounts will be effective on the valuation date we receive it.
o We will not accept requests for transfers from the one-year fixed account at any other time.
o Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.
o Once annuity payouts begin, you may not make any transfers to the Guarantee Period Accounts.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

1 By letter:

Send your name, contract number, Social Security Number or Taxpayer Identification Number and signed request for a transfer or withdrawal to:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers or withdrawals:  Contract value or entire account balance

2 By automated transfers and automated partial withdrawals:

Your sales representative can help you set up automated transfers or partial withdrawals among your subaccounts or fixed accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
o Automated transfers and automated partial withdrawals are subject to all of the contract provisions and terms, including transfer of contract values between accounts.
o Automated withdrawals may be restricted by applicable law under some contracts.
o You may not make additional purchase payments if automated partial withdrawals are in effect.
o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

Maximum amount
Transfers or withdrawals:  Contract value (except for automated transfers from the fixed account)

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34    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

3 By phone:

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

Minimum amount
Transfers or withdrawals:  $500 or entire account balance

Maximum amount
Transfers:                 Contract value or entire account balance
Withdrawals:               $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of an address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges - Withdrawal Charge") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

RECEIVING PAYMENT
By regular or express mail:

o  payable to you.
o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the withdrawal amount includes a purchase payment check that has not cleared;
   -- the NYSE is closed, except for normal holiday and weekend closings; -- trading on the NYSE is restricted, according to SEC rules;
   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or -- the SEC permits us to delay payment for the protection of security holders.

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35    PROSPECTUS -- AUG. 15, 2001



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Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")


If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Benefits in Case of Death

There are two death benefit options under this contract: Option A and Option B. If either you or the annuitant are 79 or older at contract issue, death benefit Option A will apply. If both you and the annuitant are 78 or younger at contract issue, you can elect either death benefit Option A or Option B on your application. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under either option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you select when you purchase the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

DEATH BENEFIT OPTION A
Death benefit Option A is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or
2. total purchase payments minus adjusted partial withdrawals.

   Adjusted partial withdrawals for Option A or Option B =    PW x DB
                                                              --------
                                                                 CV

   PW = the partial withdrawal including any applicable withdrawal charge or
        MVA.
   DB = the death benefit on the date of (but prior to) the partial withdrawal. CV = contract value on the date of (but prior to) the partial withdrawal.

Example:

o  You purchase the contract for $25,000 on Jan. 1, 2001.
o On Jan. 1, 2002 (the first contract anniversary), the contract value grows to $29,000.
o On March 1, 2002, the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the death benefit for Option A on March 1, 2002 as follows:

Contract Value at death:                                          $20,500.00
                                                                  ==========
Purchase payment minus adjusted partial withdrawals:

      Total purchase payments:                                    $25,000.00
      minus the adjusted partial withdrawal

      calculated as: $1,500 x $29,000 =                            -1,977.27
                     ---------------                              ----------
                         $22,000

      for a death benefit of:                                     $23,295.45
                                                                  ==========

The Option A death benefit, calculated as the greater of these
two values:                                                       $23,295.45

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36    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

DEATH BENEFIT OPTION B
Death benefit Option B is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. Death benefit Option B does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 78 because the benefit values may be limited after age 81. Be sure to discuss with your sales representative whether or not death benefit Option B is appropriate for your situation. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value; or
2. total purchase payments minus adjusted partial withdrawals; or
3. the maximum anniversary value immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals since that anniversary.

Maximum anniversary value (MAV): This is the greatest of your contract values on any contract anniversary plus subsequent purchase payments minus adjusted partial withdrawals. We calculate the MAV on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the highest of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV to the current contract value and we reset the MAV if the current contract value is higher. We stop resetting the MAV after you or the annuitant reach 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

Example:

o  You purchase the contract for $25,000 on Jan. 1, 2001.
o On Jan. 1, 2002 (the first contract anniversary), the contract value grows to $29,000.
o On March 1, 2002, the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the death benefit for Option B on March 1, 2002 as follows:

Contract Value at death:                                           $20,500.00
                                                                   ==========
Purchase payment minus adjusted partial withdrawals:               $23,295.45
                                                                   ==========

The MAV immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial withdrawals:

      Greatest of your contract anniversary contract values:       $29,000.00
      plus purchase payments made since that anniversary:               +0.00
      minus adjusted partial withdrawals taken since that anniversary,

      calculated as: $1,500 x $29,000 =                             -1,977.27
                     ---------------                               ----------
                          $22,000

      for a death benefit of:                                      $27,022.72
                                                                   ==========

The Option B death benefit, calculated as the greatest of these
three values, which is the MAV:                                    $27,022.72

If you die before your retirement date: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Nonqualified annuities: If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and
o payouts begin no later than one year after your death, or other date as permitted by the Code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

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37    PROSPECTUS -- AUG. 15, 2001

Qualified annuities: The IRS has issued proposed regulations which will affect distributions from your qualified annuity. These proposed regulations may take effect Jan. 1, 2002. The information below is an explanation based on existing law. Contact your tax advisor if you have any questions as to the impact of the new proposed rules on your situation.

If your spouse is the sole beneficiary, your spouse may keep the contract as owner until the date on which the annuitant would have reached age 70 1/2, or any other date permitted by the Code. To do this, your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and
o  payouts begin no later than one year after your death; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

Optional Benefits

BENEFIT PROTECTOR(SM) DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. Be sure to discuss with your sales representative whether or not the Benefit Protector is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. Generally, you must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under a nonqualified annuity contract. You may not select this rider if you select the Benefit Protector Plus Rider. We reserve the right to discontinue offering the Benefit Protector for new contracts.

In some instances the rider effective date for the Benefit Protector may be after we issue the contract according to terms determined by us and at our sole discretion.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the applicable death benefit (see "Benefits in Case of Death),

PLUS

o 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or
o 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

Earnings at death: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

Terminating the Benefit Protector:


o  You may terminate the rider within 30 days of the first rider anniversary.
o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

If your spouse is sole beneficiary and your spouse elects to continue the contract, we will substitute the new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse has the option of discontinuing the Benefit Protector within 30 days of the date of death.

For an example of how we calculate the death benefit under the Benefit Protector, please see the example in the Benefit Protector(SM) Plus Death Benefit Rider below.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."

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38    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

BENEFIT PROTECTOR(SM) PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your sales representative whether or not the Benefit Protector Plus is appropriate for your situation.


If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under nonqualified annuities purchased through a transfer or exchange. You may not select this rider if you select the Benefit Protector Rider. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

o  the benefits payable under the Benefit Protector described above,

PLUS

o a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                    Percentage if you and the         Percentage if you or the
                    annuitant are under age 70        annuitant are 70 or older
Contract year       on the rider effective date      on the rider effective date
One and Two                   0%                                   0%
Three and Four                10%                               3.75%
Five or more                  20%                                7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


o  the applicable death benefit (see "Benefits in Case of Death") PLUS

                      If you and the annuitant are under             If you or the annuitant are 70
Contract year         age 70 on the rider effective date, add...     or older on the rider effective date, add...
      1               Zero                                           Zero
      2               40% x earnings at death (see above)            15% x earnings at death

3 and 4               40% x (earnings at death                       15% x (earnings at death
                      + 25% of initial purchase payment*)            + 25% of initial purchase payment*)

      5+              40% x (earnings at death                       15% x (earnings at death
                      + 50% of initial purchase payment*)            + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


Terminating the Benefit Protector Plus:

o  You may terminate the rider within 30 days of the first rider anniversary.
o You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
o The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


Example of the Benefit Protector and Benefit Protector Plus:


o You purchase the contract with a payment of $100,000 on Jan. 1, 2001 and you and the annuitant are under age 70. You select the death benefit Option B.


o On July 1, 2001 the contract value grows to $105,000. The death benefit on July 1, 2001 equals death benefit Option B, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the Benefit Protector nor the Benefit Protector Plus provides any additional benefit at this time.


o On Jan. 1, 2002 the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time. The death benefit on Jan. 1, 2002 equals:


      death benefit Option B (contract value):                          $110,000

      plus the Benefit Protector benefit which equals 40% of earnings at death (death benefit Option B minus payments not
           previously withdrawn):
           0.40 x ($110,000 - $100,000) =                                 +4,000
                                                                        --------
      Total death benefit of:                                           $114,000

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39    PROSPECTUS -- AUG. 15, 2001

o On Jan. 1, 2003 the contract value falls to $105,000. The death benefit on Jan. 1, 2003 equals:

      death benefit Option B (MAV):                                     $110,000
      plus the Benefit Protector benefit (40% of earnings at death):
           0.40 x ($110,000 - $100,000) =                                 +4,000

      plus the Benefit Protector Plus which in the third contract year equals 10% of purchase payments
           made within 60 days of contract
           issue and not previously withdrawn: 0.10 x $100,000 =         +10,000
                                                                        --------
      Total death benefit of:                                           $124,000

o On Feb. 1, 2003 the contract value remains at $105, 000 and you request a partial withdrawal, including the applicable 8% withdrawal charge, of $50,000. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to an 8% withdrawal charge because your payment is two years old, so we will withdraw $39,500 ($36,340 + $3,160 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $46,840. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit on Feb. 1, 2003 equals:

      death benefit Option B (MAV adjusted
      for partial withdrawals):                                          $57,619

      plus the Benefit Protector benefit (40% of earnings at death):
           0.40 x ($57,619 - $55,000) =                                   +1,048

      plus the Benefit Protector Plus which in the third contract year equals 10% of purchase payments
           made within 60 days of contract
           issue and not previously withdrawn: 0.10 x $55,000 =           +5,500
                                                                        --------
      Total death benefit of:                                            $64,167

o On Jan. 1, 2004 the contract value falls $40,000. The death benefit on Jan. 1, 2004 equals the death benefit paid on Feb. 1, 2003. The reduction in contract value has no effect.

o On Jan. 1, 2010 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit on Jan. 1, 2010 equals:

      death benefit Option B (contract value):                          $200,000

      plus the Benefit Protector (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
           withdrawn that are one or more years old)                     +55,000

      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments
           made within 60 days of
           contract issue and not
           previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                        --------
      Total death benefit of:                                           $266,000

o On July 1, 2010 you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the Benefit Protector or Benefit Protector Plus values. The death benefit on July 1, 2010 equals:

      death benefit Option B (contract value):                          $250,000

      plus the Benefit Protector (40% of earnings at death, up to a maximum of 100% of purchase payments not previously
           withdrawn that are one or more years old)                     +55,000

      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments
           made within 60 days of
           contract issue and not
           previously withdrawn: 0.20 x $55,000 =                        +11,000
                                                                        --------
      Total death benefit of:                                           $316,000

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40    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

o On July 1, 2011 the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector changes but value of the Benefit Protector Plus remains constant. The death benefit on July 1, 2011 equals:

      death benefit Option B (contract value):                          $250,000

      plus the Benefit Protector benefit which equals 40% of earnings at death (death benefit Option B minus payments not
           previously withdrawn):
           0.40 x ($250,000 - $105,000) =                                +58,000

      plus the Benefit Protector Plus which after the fourth contract year equals 20% of purchase payments made within 60 days of contract issue and not previously withdrawn:
           0.20 x $55,000 =                                              +11,000
                                                                        --------
      Total death benefit of:                                           $319,000

If your spouse is sole beneficiary and your spouse elects to continue the contract, we will terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

Amounts of fixed and variable payouts depend on:

o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract; and
o  the amounts you allocated to the accounts at settlement.


In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the underlying funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)


For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract shows the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they decline.

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41    PROSPECTUS -- AUG. 15, 2001

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o Plan A: Life annuity -- no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

o Plan B: Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C: Life annuity -- installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D: Joint and last survivor life annuity -- no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E: Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.10% and 6.60% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

Annuity payout plan requirements for qualified annuities: If you purchased a qualified annuity, you have the responsibility for electing a payout plan that complies with your contract and with applicable law. The payout plan options will meet certain IRS regulations governing required minimum distributions if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or
o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or
o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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42    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Taxes

Generally, under current law, your contract has a tax deferral feature. This means any increase in the value of the fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Qualified annuities: When your contract is used to fund a retirement plan that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral for that retirement plan.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Annuity payouts under qualified annuities (except Roth IRAs): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a tax-deferred retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Withdrawals: If you withdraw part or all of your contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you make withdrawals from your contract before your plan specifies that you can receive payouts.

Death benefits to beneficiaries under nonqualified annuities: The death benefit under a contract is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

Death benefits to beneficiaries under qualified annuities: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Special considerations if you select either the Benefit Protectorsm or the Benefit Protectorsm Plus Death Benefit Riders: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2 , if applicable.

We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other exceptions may apply if you make withdrawals from your contract prior to age 59 1/2.

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43    PROSPECTUS -- AUG. 15, 2001

Withholding, generally: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Transfer of ownership of a nonqualified annuity: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o  the reserve held in each subaccount for your contract; divided by
o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

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44    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

o  laws or regulations change;
o  the existing funds become unavailable; or
o  in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute the funds currently listed in this prospectus for other funds.

We may also:

o  add new subaccounts;
o  combine any two or more subaccounts;
o  make additional subaccounts investing in additional funds;
o  transfer assets to and from the subaccounts or the variable account; and
o  eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

About the Service Providers

PRINCIPAL UNDERWRITER
American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its offices are located at 70100 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

ISSUER
American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

American Enterprise Life pays cash compensation to the broker-dealers and insurance agencies who have entered into distribution agreements with American Enterprise Life and AEFA for the sale of contracts. This compensation will not result in any charge to contract owners or to the Variable Account in addition to the charges described in this prospectus. This cash compensation will not be more than 9.0% of the purchase payments it receives on the contracts. From time to time and in accordance with applicable laws and regulations we will pay or permit other promotional incentives, in cash or credit or other compensation.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York, which was commenced in Minnesota state court on October 13, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

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45    PROSPECTUS -- AUG. 15, 2001

In August, 2000 an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.


On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. On May 16, 2001 the state court filed its Final Order and Judgment Approving Class Action Settlement. On May 15, 2001 the federal court entered its Final Order and Judgment Approving Class Action Settlement. An appeal has been filed with the Minnesota Court of Appeals and the United States Court of Appeals for the Eighth Circuit.


Additional Information About American Enterprise Life

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

                                        Six months ended                                   Years ended Dec. 31,

------------------------------------------------------------------------------------------------------------------------------------
(thousands)             June 30, 2001 June 30, 2000  June 30, 1999     2000         1999        1998         1997        1996
------------------------------------------------------------------------------------------------------------------------------------
Net investment income     $  133,060    $  152,928    $  161,367    $  299,759   $  322,746   $  340,219    $  332,268   $  271,719
Net loss on investments      (84,799)         (138)        1,890           469        6,565       (4,788)         (509)      (5,258)
Other                          7,377         4,972         3,827        12,248        8,338        7,662         6,329        5,753
Total revenues            $   55,998    $  157,762    $  167,084    $  312,476   $  337,649   $  343,093    $  338,088   $  272,214
Income before
   income taxes           $  (70,940)   $   22,594    $   28,847    $   38,452   $   50,662   $   36,421    $   44,958   $   35,735
Net income                $  (46,322)   $   14,437    $   19,846    $   24,365   $   33,987   $   22,026    $   28,313   $   22,823
Total assets              $4,771,887    $4,473,356    $4,934,161    $4,652,221   $4,603,343   $4,885,621    $4,973,413   $4,425,837
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Six months ended June 30, 2001 compared to six months ended June 30, 2000:

American Enterprise Life's net loss was $46 million for the six months ended June 30, 2001, compared to net income of $14 million for the six months ended June 30, 2000. Net loss before income taxes totaled $71 million for the six months ended June 30, 2001, compared to net income before income taxes of $23 million for the six months ended June 30, 2000. This decline primarily reflects a net loss on investments of $85 million, primarily from the recognition of impairment losses and the sale of certain high-yield securities.

Total investment contract deposits received increased to $433 million for the six months ended June 30, 2001, compared to $227 million for the six months ended June 30, 2000. This increase is primarily due to an increase in variable annuity deposits received from sales.

Total revenues decreased to $56 million for the six months ended June 30, 2001, compared to $158 million for the six months ended June 30, 2000. The decrease is primarily due to net losses on investments and decreases in net investment income. Net investment income, the largest component of revenues, decreased 13% from the same period of the prior year, reflecting a decrease in investments owned, lower investment yields and investment interest reversals related to structured investments.

Policyholder and contractholder charges decreased 3% to $3.0 million for the six months ended June 30, 2001, compared to $3.1 million for the six months ended June 30, 2000. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 161% to $4.7 million for the six months ended June 30, 2000, compared to $1.8 million for the six months ended June 30, 2000, reflecting an increase in separate account assets.

Net loss on investments was $85 million for the six months ended June 30, 2001, compared to a net loss of $0.1 million for the six months ended June 30, 2000. The net loss for the six months ended June 30, 2001 was composed of an $18 million net loss in the first quarter resulting primarily from the recognition of impairment losses and the sale of certain high-yield securities, a $20 million writedown in the second quarter to recognize the impact of higher default assumptions on rated structured investments and a $51 million writedown of high-yield securities in the second quarter primarily reflecting management's decision to reduce and rebalance high-yield risk exposure in the fixed maturity investment portfolio during the second half of 2001 and a $4 million net gain related to the disposal of available for sale securities.

Total benefits and expenses decreased 6% to $127 million for the six months ended June 30, 2001, compared to $135 million for the same period in 2000. The largest component of expenses, interest credited on investment contracts, decreased $6 million to $90 million for the


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46    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY
six months ended June 30, 2001, compared to $96 million for the six months ended June 30, 2000, reflecting a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $23 million for the six months ended June 30, 2001, compared to $22 million for the six months ended June 30, 2000. This increase was due primarily to an increase in aggregate amounts in force, specifically variable annuities.

Other operating expenses decreased 18% to $14 million for the six months ended June 30, 2001, compared to $17 million for the six months ended June 30, 2000, primarily due to expense savings associated with re-engineering initiatives.

Six months ended June 30, 2000 compared to six months ended June 30, 1999:

American Enterprise Life's net income decreased 27% to $14 million for the six months ended June 30, 2000, compared to $20 million for the six months ended June 30, 1999. Earnings declined primarily due to weak equity markets and narrower spreads on the investment portfolio.

Total investment contract deposits received increased to $227 million for the six months ended June 30, 2000, compared to $192 million for the six months ended June 30, 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $158 million for the six months ended June 30, 2000, compared with $167 million for the six months ended June 30, 1999. The decrease is primarily due to a decrease in net investment income. Net investment income, the largest component of revenues, decreased 5% from the same period of the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 11% to $3.1 million for the six months ended June 30, 2000, compared to $2.8 million for the six months ended June 30, 1999, reflecting an increase in annuity surrender charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 80% to $1.8 million for the six months ended June 30, 2000, compared to $1.0 million for the six months ended June 30, 1999. This reflects the increase in separate account assets.

Net loss on investments was $0.1 million for the six months ended June 30, 2000, compared to a net gain of $1.9 million for the six months ended June 30, 1999. The net losses were primarily due to recognition of impairment losses and the sale of certain fixed maturity investments.

Total benefits and expenses decreased 2% to $135 million for the six months ended June 30, 2000, compared to $138 million for the six months ended June 30, 1999. The largest component of expenses, interest credited on investment contracts, decreased $9 million to $96 million for the six months ended June 30, 2000, compared to $105 million for the six months ended June 30, 1999. This reflects a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $22 million, compared to $20 million for the six months ended June 30, 1999. This increase was due primarily to an increase in aggregate amounts in force.

Other operating expenses increased 31% to $17 million for the six months ended June 30, 2000, compared to $13 million for the six months ended June 30, 1999. This increase is mainly due to higher technology costs related to growth initiatives.

Three months ended June 30, 2001 compared to three months ended June 30, 2000:

American Enterprise Life's net loss was $39 million for the three month period ended June 30, 2001, compared to net income of $8 million for the three month period ended June 30, 2000. Net loss before income taxes totaled $59 million for the three month period ended June 30, 2001, compared to net income before income taxes of $13 million for the three month period ended June 30, 2000. This decline primarily reflects net loss on investments of $66 million primarily from recognition of impairment losses and the sale of certain high-yield securities.

Total investment contract deposits received increased to $231 million for the three month period ended June 30, 2001, compared to $160 million for the three month period ended June 30, 2000. This increase is primarily due to an increase in variable annuity deposits received from sales.

Total revenues decreased to $1 million for the three month period ended June 30, 2001, compared to $80 million for three month period ended June 30, 2000. The decrease is primarily due to net losses on investments and decreases in net investment income. Net investment income, the largest component of revenues, decreased 16% from the same period of the prior year, reflecting a decrease in investments owned, lower investment yields and investment interest reversals related to structured investments.

Policyholder and contractholder charges decreased 21% to $1.3 million for the three month period ended June 30, 2001, compared to $1.7 million for the three month period ended June 30, 2000. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 142% to $2.5 million for the three month period ended June 30, 2000, compared to $1.0 million for the three month period ended June 30, 2000, reflecting an increase in separate account assets.

Net loss on investments was $66 million for the three month period ended June 30, 2001, compared to a net loss of $2 million for the three month period ended June 30, 2000. The net loss for the three months ended June 30, 2001 was composed of a $20 million writedown to recognize the impact of higher default assumptions on rated structured investments and a $51 million writedown of high-yield securities primarily reflecting management's decision to reduce and rebalance high-yield exposure in the fixed maturity investment portfolio during the second half of 2001 and a $5 million net gain related to the disposal of available for sale securities.

Total benefits and expenses decreased 11% to $60 million for the three month period ended June 30, 2001, compared to $68 million for the same period in 2000. The largest component of expenses, interest credited on investment contracts, increased $1 million to


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47    PROSPECTUS -- AUG. 15, 2001

$48 million for the three month period ended June 30, 2001, compared to $47 million for the three month period ended June 30, 2000. Amortization of deferred policy acquisition costs decreased to $11 million for the three month period ended June 30, 2001, compared to $12 million for the three month period ended June 30, 2000.

Other operating expenses decreased 81% to $2 million for the three month period ended June 30, 2001, compared to $9 million for the three month period ended June 30, 2000, primarily due to expense savings associated with re-engineering initiatives.

Three months ended June 30, 2000 compared to three months ended June 30, 1999:

American Enterprise Life's net income decreased 38% to $8 million for the three month period ended June 30, 2000, compared to $13 million for the three month period ended June 30, 1999. Earnings declined primarily due to weak equity markets and narrower spreads on the investment portfolio.

Total investment contract deposits received increased to $160 million for the three month period ended June 30, 2000, compared to $121 million for the three month period ended June 30, 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $80 million for the three month period ended June 30, 2000, compared with $90 million for the three month period ended June 30, 1999. The decrease is primarily due to a decrease in net investment income. Net investment income, the largest component of revenues, decreased 7% from the same period of the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 6% to $1.7 million for the three month period ended June 30, 2000, compared to $1.6 million for the three month period ended June 30, 1999, reflecting an increase in annuity surrender charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 100% to $1.0 million for the three month period ended June 30, 2000, compared to $.5 million for the three month period ended June 30, 1999. This reflects an increase in separate account assets.

Net gain on investments was $2.3 million for the three month period ended June 30, 2000, compared to a net gain of $5.7 million for the three month period ended June 30, 1999. The decline was primarily due to recognition of impairment losses and the sale of certain fixed maturity investments.

Total benefits and expenses decreased 3% to $68 million for the three month period ended June 30, 2000, compared to $70 million for the three month period ended June 30, 1999. The largest component of expenses, interest credited on investment contracts, decreased $6 million to $47 million for the three month period ended June 30, 2000, compared to $53 million for the three month period ended June 30, 1999. This reflects a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $12 million, compared to $10 million for the three month period ended June 30, 1999. This increase was due primarily to an increase in aggregate amounts in force.

Other operating expenses increased 29% to $9 million for the three month period ended June 30, 2000, compared to $7 million for the three month period ended June 30, 1999. This increase is mainly due to higher technology costs related to growth initiatives.

Dec. 31, 2000 Compared to Dec. 31, 1999:


Net income decreased 29% to $24 million in 2000, compared to $34 million in 1999. Income before income taxes totaled $38 million in 2000, compared with $51 million in 1999. The decrease was primarily the result of lower net investment income of $300 million in 2000, compared with $323 million in 1999.

Total investment contract deposits received increased to $721 million in 2000, compared with $336 million in 1999. This increase is primarily due to an increase in variable annuity deposits in 2000.

Total revenues decreased to $312 million in 2000, compared with $338 million in 1999. The decrease is primarily due to decreases in net investment income and net realized gains on investments. Net investment income, the largest component of revenues, decreased 7% from the prior year, reflecting a decrease in investments owned and lower investment yields.

Policyholder and contractholder charges increased 13% to $6.9 million in 2000, compared with $6.1 million in 1999, reflecting an increase in annuity withdrawal charges. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 135% to $5.4 million in 2000, compared with $2.3 million in 1999, this reflects the increase in separate account assets.

Net realized gain on investments was $0.5 million in 2000, compared with $6.6 million in 1999. The decrease in net realized gains was primarily due to the loss on sale and writedowns of fixed maturity investments.

Total benefits and expenses decreased 5% to $274 million in 2000, compared with $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $191 million, reflecting a decrease in fixed annuities in force and lower crediting rates. Amortization of deferred policy acquisition costs increased to $48 million, compared to $43 million in 1999. This increase was due primarily to increased aggregate amounts in force.

Other operating expenses remained steady at $35 million in 2000.

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48    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

Dec. 31, 1999 Compared to Dec. 31, 1998:


Net income increased 54% to $34 million in 1999, compared to $22 million in 1998. Earnings growth resulted primarily net realized gains of $6.6 million in 1999, compared to net realized losses of $4.8 in 1998.

Income before income taxes totaled $51 million in 1999, compared with $36 million in 1998.

Total investment contract deposits received decreased to $336 million in 1999, compared with $348 million in 1998. This decrease is primarily due to a decrease in sales of variable annuities in 1999.

Total revenues decreased to $338 million in 1999, compared with $343 million in 1998. The decrease is primarily due to decreased net investment income which was partially offset by an increase in realized gain on investments. Net investment income, the largest component of revenues, decreased 5% from the prior year, reflecting decreases in investments owned and investment yields.

Contractholder charges decreased 5% to $6.1 million in 1999, compared with $6.4 million in 1998, reflecting a decrease in fixed annuities in force. American Enterprise Life receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 77% to $2.3 million in 1999, compared with $1.3 million in 1998, this reflects the increase in separate account assets.

Net realized gain on investments was $6.6 million in 1999, compared to a net realized loss on investments of $4.8 million in 1998. The net realized gains were primarily due to the sale of available for sale fixed maturity investments at a gain as well as a decrease in the allowance for mortgage loan losses based on management's regular evaluation of allowance adequacy.

Total benefits and expenses decreased slightly to $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $209 million, reflecting a decrease in fixed annuities in force and lower interest rates. Amortization of deferred policy acquisition costs decreased to $43 million, compared to $54 million in 1998. This decrease was due primarily to decreased aggregate amounts in force, as well as the impact of changing prospective assumptions in 1998 based on actual lapse experience on certain fixed annuities.

Other operating expenses increased 46% to $35 million in 1999, compared to $24 million in 1998. This increase primarily reflects technology costs related to growth initiatives.

Risk Management

The sensitivity analysis of the test of market risk discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions on the ensuing year's earnings based on year-end positions. The market changes, assumed to occur as of year-end, is a 100 basis point increase in market interest rates. Computations of the prospective effects of hypothetical interest rate change based on numerous assumptions, including relative levels of market interest rates as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market changes actually occurred over time. As a result, actual earnings effects in the future will differ from those quantified below.

American Enterprise Life primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a competitive rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. American Enterprise Life does not invest in securities to generate trading profits.

American Enterprise Life has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the purchase of some types of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on American Enterprise Life's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at Dec. 31, 2000, would be approximately $4.6 million.

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49    PROSPECTUS -- AUG. 15, 2001

Liquidity and Capital Resources

The liquidity requirements of American Enterprise Life are met by funds provided by annuity considerations, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, and investment purchases.

American Enterprise Life has an available line of credit with AEFC aggregating $50 million. The line of credit is used strictly as a short-term source of funds. No borrowings were outstanding under the agreement at Dec. 31, 2000. At Dec. 31, 2000, outstanding reverse repurchase agreements totaled $25 million.

At Dec. 31, 2000, investments in fixed maturities comprised 80% of American Enterprise Life's total invested assets. Of the fixed maturity portfolio, approximately 30% is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At Dec. 31, 2000, approximately 15% of American Enterprise Life's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. American Enterprise Life has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

At Dec. 31, 2000, net unrealized depreciation on fixed maturities held to maturity included $10.7 million of gross unrealized appreciation and $17.8 million of gross unrealized depreciation. Net unrealized depreciation on fixed maturities available for sale included $30.2 million of gross unrealized appreciation and $125.6 million of gross unrealized depreciation.

At Dec. 31, 2000, American Enterprise Life had an allowance for losses for mortgage loans totaling $3.3 million.

The economy and other factors have caused a number of insurance companies to go under regulatory supervision. This circumstance has resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. American Enterprise Life established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced. American Enterprise Life has also estimated the potential effect of future assessments on American Enterprise Life's financial position and results of operations and has established a reserve for such potential assessments.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of Dec. 31, 2000, American Enterprise Life's total adjusted capital was well in excess of the levels requiring regulatory attention.

RESERVES
In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

INVESTMENTS
Of our total investments of $3,735,994 at Dec. 31, 2000, 27% was invested in mortgage-backed securities, 54% in corporate and other bonds, 19% in primary mortgage loans on real estate and less than 1% in other investments.

COMPETITION
We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are over 1,600 stock, mutual and other types of insurers in the life insurance business. Best's Insurance Reports, Life-Health edition 2000, assigned us one of its highest classifications, A+ (Superior).

EMPLOYEES
As of Dec. 31, 2000, we had no employees.

PROPERTIES
We occupy office space in Minneapolis, MN, which is leased by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

-------------------------------------------------------------------------------

50    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

STATE REGULATION
American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. Such regulation does not, however, involve any supervision of the account's management or the company's investment practices or policies. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. A full examination of American Enterprise Life's operations is conducted periodically by the National Association of Insurance Commissioners. Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

Directors and Executive Officers*

The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

DIRECTORS
Gumer C. Alvero
Born in 1967
Director, chairman of the board and executive vice president - Annuities since January 2001; vice president - Variable Annuities, AEFC, since April 1998; executive assistant to president/CEO, AEFC, from April 1996 to April 1998.

Carol A. Holton
Born in 1952
Director, president and chief executive officer since January 2001; vice president - Third Party Distribution, AEFC, since April 1998; director - Distributor Services, AEFC, from September 1997 to April 1998; director - Business Systems and Operations, F&G Life, from July 1996 to August 1997.

Paul S. Mannweiler**
Born in 1949
Director since 1986; Partner at Locke Reynolds Boyd & Weisell since 1980.

Teresa J. Rasmussen
Born in 1956
Director, vice president, general counsel and secretary since December 2000; vice president and assistant general counsel, AEFC, since August 2000; assistant vice president, AEFC, from October 1995 to August 2000.

OFFICERS OTHER THAN DIRECTORS
Lorraine R. Hart
Born in 1951
Vice president - Investments since 1992; vice president - Insurance Investments, AEFC since 1998; and vice president - Investments, American Express Certificate Company since 1994.

Stuart A. Sedlacek
Born in 1957
Executive vice president since 1998; executive vice president - Assured Assets, 1994 to 1998; senior vice president and chief financial officer, AEFC, since 1998; vice president, AEFC, from September 1988 to 1998.

Philip C. Wentzel
Born in 1961
Vice president and controller since 1998; director of financial reporting and analyses, AEFC, from 1992 to 1997.

David L. Yowan
Born in 1957
Vice president and treasurer since March 2001; senior vice president and assistant treasurer of American Express Company since January 1999; vice president and corporate treasurer, AEFC, since April 2001; senior portfolio and risk management officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

* The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474 except for Mr. Mannweiler who is an independent director.
** Mr.  Mannweiler's  address is: 201 No. Illinois  Street,  Indianapolis,  IN
   46204

-------------------------------------------------------------------------------

51    PROSPECTUS -- AUG. 15, 2001

EXECUTIVE COMPENSATION
Our executive officers also may serve one or more affiliated companies. The following table reflects cash compensation paid to the five most highly compensated executive officers as a group for services rendered in the most recent year to us and our affiliates. The table also shows the total cash compensation paid to all our executive officers, as a group, who were executive officers at any time during the most recent year.

Name of individual or number in group       Position held                                Cash compensation
Five most highly compensated executive
officers as a group:                                                                      $ 8,138,209
   Stephen W. Roszell                       President and Chief Executive Officer
   Richard W. Kling                         Chairman of the Board
   Lorraine R. Hart                         Vice President - Investments
   David M. Kuplic                          Assistant Vice President - Investments
   Stuart A. Sedlacek                       Executive Vice President
All executive officers as a group (11)                                                    $11,289,475

SECURITY OWNERSHIP OF MANAGEMENT
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

Experts


Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined statements of the segregated asset subaccounts of American Enterprise Variable Annuity Account as of Dec. 31, 2000 and for the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




-------------------------------------------------------------------------------

52    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------
Balance sheet

June 30, 2001 (unaudited) ($ thousands, except share amounts)

Assets

Investments:
   Fixed maturities:
      Available for sale, at fair value
      (amortized cost: $3,008,732)                               $3,046,072
   Mortgage loans on real estate                                    694,922
   Other investments                                                    628
                                                                        ---
      Total investments                                           3,741,622

Cash and cash equivalents                                            96,851
Amounts due from brokers                                              1,648
Accounts receivable                                                   1,070
Accrued investment income                                            49,364
Deferred policy acquisition costs                                   207,370
Deferred income taxes                                                30,336
Other assets                                                          8,592
Separate account assets                                             635,034
                                                                    -------
      Total assets                                               $4,771,887
                                                                 ==========

Liabilities and stockholder's equity

Liabilities:
   Future policy benefits:                                       $3,592,884
      Fixed annuities
      Universal life-type insurance                                       5
   Policy claims and other policyholders' funds                       3,436
   Amounts due to brokers                                            44,226
   Other liabilities                                                 59,657
   Separate account liabilities                                     635,034
                                                                    -------

      Total liabilities                                           4,335,242

Stockholder's equity:
   Capital stock, $150 par value per share;
   100,000 shares authorized,
   20,000 shares issued and outstanding                               3,000
   Additional paid-in capital                                       281,872
   Accumulated other comprehensive loss:
      Net unrealized securities gains                                 8,437
      Net unrealized derivative loss                                (25,881)
   Retained earnings                                                169,217
                                                                    -------
      Total stockholder's equity                                    436,645
                                                                    -------
Total liabilities and stockholder's equity                       $4,771,887
                                                                 ==========
See accompanying notes.



-------------------------------------------------------------------------------

53   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of income

Six months ended June 30, (unaudited) ($ thousands)       2001             2000
Revenues:

Policyholder and contractholder charges              $   3,054         $  3,133
Mortality and expense risk fees                          4,683            1,839
Net investment income                                  133,060          152,928
Net loss on investments                                (84,799)            (138)
                                                       -------             ----
   Total revenues                                       55,998          157,762
                                                        ------          -------
Benefits and expenses:

Interest credited on investment contracts               90,348           95,973
Amortization of deferred policy acquisition costs       22,950           22,291
Other operating expenses                                13,640           16,904
                                                        ------           ------
   Total benefits and expenses                         126,938          135,168
                                                       -------          -------
(Loss) income before income taxes                      (70,940)          22,594
Income tax (benefit) expense                           (24,618)           8,157
                                                       -------            -----
Net (loss) income                                    $ (46,322)        $ 14,437
                                                     =========         ========



American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of income

Three months ended June 30, (unaudited) ($ thousands)     2001             2000
Revenues:

Policyholder and contractholder charges               $  1,308          $ 1,657
Mortality and expense risk fees                          2,484            1,026
Net investment income                                   63,600           75,342
Net (loss) gain on investments                         (66,257)           2,287
                                                       -------            -----
   Total revenues                                        1,135           80,312
                                                         -----           ------
Benefits and expenses:
Interest credited on investment contracts               47,875           46,921
Amortization of deferred policy acquisition costs       10,795           11,546
Other operating expenses                                 1,781            9,229
                                                         -----            -----
   Total benefits and expenses                          60,451           67,696
                                                        ------           ------
(Loss) income before income taxes                      (59,316)          12,616
Income tax (benefit) expense                           (20,631)           4,511
                                                       -------            -----
Net (loss) income                                     $(38,685)         $ 8,105
                                                      ========          =======

See accompanying notes.


-------------------------------------------------------------------------------

54    AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

Statements of cash flows

Six months ended June 30, (unaudited) ($ thousands)            2001        2000
Cash flows from operating activities:

Net (loss) income                                         $ (46,322)  $  14,437
Adjustments to reconcile net (loss) income
to net cash provided by operating
activities:
   Change in accrued investment income                        5,577       1,952
   Change in accounts receivable                               (203)       (170)
   Change in other assets                                     2,759      (1,989)
   Change in deferred policy acquisition costs, net          (8,748)      2,386
   Change in policy claims and other policyholders' funds    (5,859)      1,062
   Deferred income tax provision                            (27,825)      3,588
   Change in other liabilities                               19,033       4,967
   (Accretion of discount) amortization of premium, net        (172)      1,297
   Net realized loss on investments                          84,799         138
   Other, net                                                 6,908       1,619
                                                              -----       -----
      Net cash provided by operating activities              29,947      29,287

Cash flows from investing activities:

Fixed maturities held to maturity:
   Maturities, sinking fund payments and calls                   --      41,509
Fixed maturities available for sale:
   Purchases                                               (454,647)     (4,487)
   Maturities, sinking fund payments and calls              152,741      98,172
   Sales                                                    280,650      24,332
Other investments, excluding policy loans:
   Purchases                                                 (5,054)     (1,388)
   Sales                                                     30,765      29,727
Change in amounts due from brokers                             (332)         --
Change in amounts due to brokers                             19,840     (13,431)
                                                             ------     -------
      Net cash provided by investing activities              23,963     174,434

Cash flows from financing activities:

Activity related to universal life-type insurance
and investment contracts:
   Considerations received                                  357,244     131,542
   Surrenders and death benefits                           (439,503)   (431,236)
   Interest credited to account balances                     90,348      95,973
                                                             ------      ------
      Net cash provided by (used in)
      financing activities                                    8,089    (203,721)
                                                              -----    --------
Net increase in cash and cash equivalents                    61,999          --
Cash and cash equivalents at beginning of period             34,852          --
                                                             ------      ------
Cash and cash equivalents at end of period                $  96,851    $     --
                                                          =========    ========



See accompanying notes.


-------------------------------------------------------------------------------
55   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------



Notes to Financial Statements

(unaudited)

($ thousands)

1. GENERAL
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. In addition to the normal recurring accruals, adjustments have been made to reflect the adoption of Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" as of January 1, 2001 and the Financial Accounting Standard Board (FASB) Emerging Issues Task Force (EITF) consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." In addition, the Company recognized significant losses on fixed maturity investment writedowns and sales during the second quarter associated with credit deterioration and management's decision to reduce and rebalance the high-yield risk exposure in the fixed maturity investment portfolio. Operating results for the three- and six-month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001.


For further information, refer to the financial statements and footnotes thereto included in this prospectus for the year ended December 31, 2000.

2. NEW ACCOUNTING PRONOUNCEMENT
In July 2000, the EITF issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company elected to early adopt the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in certain structured securities whose cash flows have been negatively affected by credit experience.

Although there was no impact resulting from the adoption of Issue 99-20, the Company holds structured securities that will be accounted for under Issue 99-20.

In June 1998, the FASB issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the Company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including those embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Derivatives that are not hedges must be adjusted to fair value through income.

Changes in the fair value of a derivative are recorded in income or directly to equity, depending on the instrument's designated use. For those derivative instruments that are designated and qualify as hedging instruments under SFAS 133, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. For derivative instruments not designated as hedging instruments per SFAS 133, changes in fair value are adjusted immediately through earnings. Currently, the Company does not carry derivatives that are designated or qualify as hedging instruments under SFAS 133.

Because of changes to the rules for hedging investments, the transition provisions of SFAS 133, as amended, permitted held-to-maturity securities under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," to be reclassified at the date of adoption to available-for-sale or trading. To increase flexibility with respect to its investment portfolio, the Company reclassified held-to-maturity securities with a net carrying value of $934 and a market value of $927 to available-for-sale upon adoption.

Prior to adopting SFAS No. 133, the Company's interest rate caps, floors and swaps qualified as cash flow hedges. The derivatives do not qualify for hedge accounting per SFAS No. 133. For "pre-existing" cash flow-type hedges, the transition adjustment upon adoption of SFAS No. 133 was reported in accumulated other comprehensive income (OCI) as a cumulative effect of an accounting change. This resulted in a decrease of $35 million to other comprehensive income (OCI), net of tax. The Company estimates $4 million of net derivative losses included in OCI will be reclassified into earnings by December 31, 2001. The adoption of SFAS No. 133 did not have a significant impact on the Company's results of operations.


-------------------------------------------------------------------------------
56   AMERICAN EXPRESS PINNACLE VARIABLE ANNUITY

American Enterprise Life Insurance Company
--------------------------------------------------------------------------------

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate volatility. The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk. The instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

The fair values of the interest rate swaps, caps and floors are included in Other assets or Other liabilities on the balance sheet. They expire on various dates from 2002 to 2006.

4.  COMPREHENSIVE INCOME

Total comprehensive loss was as follows for the six months ended June 30, 2001 and 2000 respectively: ($ thousands)

                                                                     June 30, 2001     June 30, 2000
----------------------------------------------------------------------------------------------------
Net (loss) Income                                                       $(46,322)        $ 14,437
Other comprehensive income (loss)
   Unrealized gains on available-for-sale securities, net of tax          75,123          (20,410)
   Net unrealized loss on derivative instruments, net of tax             (25,881)              --
   SFAS 133 impact of reclassifying held-to-maturity
   securities to available-for-sale                                       (4,589)              --
                                                                          ------         --------
Total comprehensive loss                                                $ (1,669)       $  (5,973)
                                                                        ========        =========

Total comprehensive loss was as follows for the three months ended June 30, 2001 and 2000 respectively: ($ thousands)

                                                                     June 30, 2001     June 30, 2000
----------------------------------------------------------------------------------------------------
Net (loss) Income                                                       $(38,685)         $ 8,105
Other comprehensive income (loss)
   Unrealized gains on available-for-sale securities, net of tax          16,887           (9,527)
   Net unrealized loss on derivative instruments, net of tax               2,106               --
                                                                          ------         --------
Total comprehensive loss                                                $(19,692)         $(1,422)
                                                                        ========          =======


5. INCOME TAXES
The Company's effective income tax rate was 34.7% for the six months ended June 30, 2001 compared to 36.1% for the six months ended June 30, 2000. The effective income tax rate was 34.8% for the three month period ended June 30, 2001 compared to 35.8% for the three month period ended June 30, 2000. The net impact of changes in state tax rules for certain states had a favorable impact on the effective tax rate for the Company.

6. INVESTMENTS
Net income in the six month period ended June 30, 2001 includes a $20 million pretax charge to recognize the impact of higher default assumptions on rated structured investments, which reflect rising actual default rates in the corporate high-yield bond market.

Additionally, net income in the six month period ended June 30, 2001 reflects a $51 million pretax writedown of high-yield securities primarily reflecting management's decision to reduce and rebalance the high-yield risk exposure in the fixed maturity investment portfolio.

7. STOCKHOLDER'S EQUITY
During the first quarter of 2001, the Company increased the par value of the 20,000 issued and outstanding shares of capital stock. This increase is reflected in the increase of capital stock in the stockholder's equity section of the balance sheet from $2 million at December 31, 2000 to $3 million as of June 30, 2001 with a corresponding decrease in additional paid-in capital from $283 million to $282 million.

8. SUBSEQUENT EVENT
During the third quarter 2001, the Company received a $60 million cash capital contribution from its parent, IDS Life Insurance Company.


-------------------------------------------------------------------------------

57   PROSPECTUS -- AUG. 15, 2001

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.


/S/ Ernst & Young LLP
---------------------
    Ernst & Young LLP
    February 8, 2001
    Minneapolis, Minnesota

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Balance sheets
December 31, ($ thousands, except share amounts)         2000           1999

Assets

Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $927,031;
            1999, $984,103)                             $  934,091   $1,006,349
         Available for sale, at fair value
            (amortized cost: 2000, $2,163,906;
            1999, $2,411,799)                            2,068,487    2,304,487
                                                         ---------    ---------
                                                         3,002,578    3,310,836
     Mortgage loans on real estate                         724,009      785,253
     Other investments                                       9,407       11,470
                                                             -----       ------
            Total investments                            3,735,994    4,107,559
Cash and cash equivalents                                   34,852           --
Amounts due from brokers                                     1,316           --
Accounts receivable                                            867          316
Accrued investment income                                   54,941       56,676
Deferred policy acquisition costs                          198,622      180,288
Deferred income taxes                                       26,350       37,501
Other assets                                                 9,969            9
Separate account assets                                    589,310      220,994
                                                           -------      -------
            Total assets                                $4,652,221   $4,603,343
                                                        ==========   ==========

Liabilities and stockholder's equi1ty
Liabilities:
     Future policy benefits for:
         Fixed annuities                                $3,584,784   $3,921,513
         Universal life-type insurance                          10           --
     Policy claims and other policyholders' funds            9,295       12,097
     Amounts due to brokers                                 24,387       25,215
     Other liabilities                                       6,326       17,436
     Separate account liabilities                          589,310      220,994
                                                           -------      -------
            Total liabilities                            4,214,112    4,197,255
Commitments and contingencies
Stockholder's equity:
     Capital stock, $100 par value per share;
         100,000 shares authorized, 20,000 shares
         issued and outstanding                              2,000        2,000
     Additional paid-in capital                            282,872      282,872
     Accumulated other comprehensive loss:
         Net unrealized securities losses                  (62,097)     (69,753)
     Retained earnings                                     215,334      190,969
                                                           -------      -------
            Total stockholder's equity                     438,109      406,088
                                                           -------      -------
Total liabilities and stockholder's equity              $4,652,221   $4,603,343
                                                        ==========   ==========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of income

Years ended December 31, ($ thousands)                2000      1999      1998

Revenues:
Net investment income                              $299,759  $322,746  $340,219
Policyholder and contractholder charges               6,865     6,069     6,387
Mortality and expense risk fees                       5,383     2,269     1,275
Net realized gain (loss) on investments                 469     6,565    (4,788)
                                                        ---     -----    ------
     Total revenues                                 312,476   337,649   343,093
                                                    -------   -------   -------

Benefits and expenses:
Interest credited on investment contracts           191,040   208,583   228,533
Amortization of deferred policy acquisition costs    47,676    43,257    53,663
Other operating expenses                             35,308    35,147    24,476
                                                     ------    ------    ------
     Total benefits and expenses                    274,024   286,987   306,672
                                                    -------   -------   -------
Income before income taxes                           38,452    50,662    36,421
Income taxes                                         14,087    16,675    14,395
                                                     ------    ------    ------
Net income                                         $ 24,365  $ 33,987  $ 22,026
                                                   ========  ========  ========


See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------


Statements of stockholder's equity

                                                                                                      Accumulated
                                                                                                        Other
                                                           Total                      Additional    Comprehensive
                                                       Stockholder's     Capital        Paid-In     (Loss) Income,     Retained
Three years ended December 31, ($ thousands)              Equity          Stock        Capital        Net of Tax       Earnings

Balance, January 1, 1998                                $ 469,344         $2,000       $282,872    $    49,516         $134,956
Comprehensive income:
     Net income                                            22,026             --             --             --           22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)            --             --         (6,314)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of ($588)                               1,093             --             --          1,093               --
                                                            -----          -----          -----          -----            -----
Other comprehensive loss                                   (5,221)            --             --         (5,221)              --
                                                           ------          -----          -----         ------            -----
Comprehensive income:                                      16,805
                                                           ------

Balance, December 31, 1998                                486,149          2,000        282,872         44,295          156,982
Comprehensive loss:
     Net income                                            33,987             --             --             --           33,987
     Unrealized holding losses arising
         during the year, net of taxes of $59,231        (110,001)            --             --       (110,001)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $2,179                              (4,047)            --             --         (4,047)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive loss                                 (114,048)            --             --       (114,048)              --
                                                         --------          -----          -----       --------            -----
Comprehensive loss                                        (80,061)
                                                          -------

Balance, December 31, 1999                                406,088          2,000        282,872        (69,753)         190,969
Comprehensive income:
     Net income                                            24,365             --             --             --           24,365
     Unrealized holding gains arising
         during the year, net of taxes of $(4,812)          8,937             --             --          8,937               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $690                                (1,281)            --             --         (1,281)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive income                                  7,656             --             --          7,656               --
                                                            -----          -----          -----          -----            -----
Comprehensive income                                       32,021
                                                           ------
Balance, December 31, 2000                              $ 438,109         $2,000       $282,872    $   (62,097)        $215,334
                                                        =========         ======       ========    ===========         ========

See accompanying notes.

American Enterprise Life Insurance Company

-------------------------------------------------------------------------------

Statements of cash flows

Years ended December 31, ($ thousands)                                                2000                1999                1998

Cash flows from operating activities:
Net income                                                                       $  24,365           $  33,987           $  22,026
Adjustments to reconcile net income
to net cash (used in) provided by operating activities:
     Change in accrued investment income                                             1,735               5,064              (2,152)
     Change in accounts receivable                                                    (551)               (102)                349
     Change in deferred policy acquisition costs, net                              (18,334)             16,191              28,022
     Change in other assets                                                         (9,960)                 34                  74
     Change in policy claims and other policyholders' funds                         (2,802)              4,708              (3,939)
     Deferred income tax provision (benefit)                                         7,029                 711              (9,591)
     Change in other liabilities                                                   (11,110)             (7,064)              7,595
     Amortization of premium, net                                                    2,682               2,315                 122
     Net realized (gain) loss on investments                                          (469)             (6,565)              4,788
     Other, net                                                                       (233)             (1,562)              2,544
                                                                                      ----              ------               -----
         Net cash (used in) provided by operating activities                        (7,648)             47,717              49,838

Cash flows from investing activities: Fixed maturities held to maturity:
     Maturities                                                                     65,716              65,705              73,601
     Sales                                                                           5,128               8,466              31,117
Fixed maturities available for sale:
     Purchases                                                                    (101,665)           (593,888)           (298,885)
     Maturities                                                                    171,297             248,317             335,357
     Sales                                                                         176,296             469,126              48,492
Other investments:
     Purchases                                                                      (1,388)            (28,520)           (161,252)
     Sales                                                                          65,978              57,548              78,681
Change in amounts due from brokers                                                  (1,316)                 --                  --
Change in amounts due to brokers                                                      (828)            (29,132)             19,412
                                                                                      ----             -------              ------
         Net cash provided by investing activities                                 379,218             197,622             126,523

Cash flows from financing activities:
Activity related to universal life type insurance and investment contracts:
     Considerations received                                                       398,462             299,899             302,158
     Surrenders and other benefits                                                (926,220)           (753,821)           (707,052)
     Interest credited to account balances                                         191,040             208,583             228,533
                                                                                   -------             -------             -------
         Net cash used in financing activities                                    (336,718)           (245,339)           (176,361)
                                                                                  --------            --------            --------
Net increase in cash and cash equivalents                                           34,852                  --                  --
Cash and cash equivalents at beginning of year                                          --                  --                  --
                                                                                      ----                ----                ----
Cash and cash equivalents at end of year                                         $  34,852           $      --           $      --
                                                                                 =========           =========           =========
See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Notes to Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life are offered as well. The Company distributes its products through financial institutions and unbranded independent financial advisors.

Basis of presentation
The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less a reserve for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                    2000        1999         1998
Cash paid during the year for:
Income taxes                     $14,861     $22,007      $19,035
Interest on borrowings             1,073       2,187        5,437

Recognition of profits on annuity contracts
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Policyholder and contractholder charges include surrender charges and fees collected regarding the issue and administration of annuity contracts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For variable universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net increase in amortization of $1.5 million. Net unlocking adjustments in 1999 were not significant. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $9,944 and $2,147, receivable from and payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sale.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. Application of the provisions of the consensus will not have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentation.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                  Gross      Gross
                                    Amortized  unrealized  unrealized     Fair
Held to maturity                      cost        gains      losses       value
U.S. Government agency obligations   $  6,949    $    26    $     55  $    6,920
State and municipal obligations         2,101          1          --       2,102
Corporate bonds and obligations       773,630      9,876      17,470     766,036
Mortgage-backed securities            151,411        801         239     151,973
                                      -------        ---         ---     -------
                                     $934,091    $10,704    $ 17,764  $  927,031
                                     ========    =======    ========  ==========
Available for sale
U.S. Government agency obligations $    5,154    $   284    $     --  $    5,438
State and municipal obligations         2,250          5          --       2,255
Corporate bonds and obligations     1,319,781     19,103     123,865   1,215,019
Mortgage-backed securities            836,721     10,780       1,726     845,775
                                      -------     ------       -----     -------
                                   $2,163,906    $30,172    $125,591  $2,068,487
                                   ==========    =======    ========  ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                   Gross       Gross
                                    Amortized   unrealized  unrealized    Fair
Held to maturity                      cost         gains      losses      value
U.S. Government agency obligations $    7,514     $   23    $   431   $    7,106
State and municipal obligations         3,002         44         --        3,046
Corporate bonds and obligations       816,826      5,966     23,311      799,482
Mortgage-backed securities            179,007        296      4,834      174,469
                                      -------        ---      -----      -------
                                   $1,006,349     $6,329    $28,576   $  984,103
                                   ==========     ======    =======   ==========
Available for sale
U.S. Government agency obligations $    2,047     $   --    $     47  $    1,999
State and municipal obligations         2,250         --         190       2,060
Corporate bonds and obligations     1,419,150      7,445      90,703   1,335,892
Mortgage-backed securities            988,352      1,929      25,746     964,536
                                      -------      -----      ------     -------
                                   $2,411,799     $9,374    $116,686  $2,304,487
                                   ==========     ======    ========  ==========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     Amortized                    Fair
Held to maturity                       cost                       value
Due from one to five years            $405,375                  $402,691
Due from five to ten years             321,802                   317,320
Due in more than ten years              55,503                    55,047
Mortgage-backed securities             151,411                   151,973
                                       -------                   -------
                                      $934,091                  $927,031
                                      ========                  ========

                                    Amortized                     Fair
Available for sale                     cost                       value
Due from one to five years          $   61,851                $   67,514
Due from five to ten years             965,579                   878,853
Due in more than ten years             299,755                   276,345
Mortgage-backed securities             836,721                   845,775
                                       -------                   -------
                                    $2,163,906                $2,068,487
                                    ==========                ==========


During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $5,128, $8,466 and $31,117, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

In addition, fixed maturities available for sale were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516 respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively.

At December 31, 2000, bonds carried at $3,259 were on deposit with various states as required by law.

At December 31, 2000, investments in fixed maturities comprised 80 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $463 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                             2000       1999
Aaa/AAA                       $  998,333   $1,168,144
Aaa/AA                             1,000           --
Aa/AA                             34,535       42,859
Aa/A                              59,569       52,416
A/A                              367,643      422,668
A/BBB                            121,028      189,072
Baa/BBB                          989,301      995,152
Baa/BB                            67,156       64,137
Below investment grade           459,432      483,700
                                 -------      -------
                              $3,097,997   $3,418,148
                              ==========   ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

At December 31, 2000, approximately 92 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000             December 31, 1999
                          On balance    Commitments      On balance  Commitments
Region                       sheet      to purchase         sheet    to purchase
South Atlantic              $172,349       $--             $194,325      $   --
Middle Atlantic              106,376        --              118,699          --
East North Central           122,354        --              126,243          --
Mountain                     100,208        --              103,751          --
West North Central           110,669        --              125,891         513
New England                   39,877        --               43,345         802
Pacific                       38,559        --               41,396          --
West South Central            30,172        --               31,153          --
East South Central             6,749        --                7,100          --
                               -----     -----                -----       -----
                             727,313        --              791,903       1,315
Less allowance for losses      3,304        --                6,650          --
                               -----     -----                -----       -----
                            $724,009       $--             $785,253      $1,315
                            ========       ===             ========      ======

                              December 31, 2000            December 31, 1999
                          On balance   Commitments       On balance  Commitments
Property type                sheet     to purchase          sheet    to purchase
Department/retail stores    $214,927        $--            $232,449      $1,315
Apartments                   152,906         --             181,346          --
Office buildings             191,767         --             202,132          --
Industrial buildings          80,330         --              83,186          --
Hotels/Motels                 41,977         --              43,839          --
Medical buildings             29,173         --              32,284          --
Nursing/retirement homes       6,471         --               6,608          --
Mixed Use                      9,762         --              10,059          --
                               -----      -----              ------       -----
                             727,313         --             791,903       1,315
Less allowance for losses      3,304         --               6,650          --
                               -----      -----               -----       -----
                            $724,009        $--            $785,253      $1,315
                            ========        ===            ========      ======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $9,014 and $5,200, respectively, with allowances of $500 and $1,250, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $4,684 and $5,399, respectively.

The Company recognized $221, $136 and $251 of interest income related to impaired loans for the years ended December 31, 2000, 1999 and 1998, respectively.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The following table presents changes in the allowance for investment losses related to all loans:

                                               2000       1999         1998
Balance, January 1                            $6,650     $8,500       $3,718
(Reduction) provision for investment losses   (3,346)    (1,850)       4,782
                                              ------     ------        -----
Balance, December 31                          $3,304     $6,650       $8,500
                                              ======     ======       ======

At December 31, 2000 the Company had no commitments to purchase investments.

Net investment income for the years ended December 31 is summarized as follows:

                                  2000          1999             1998
Interest on fixed maturities    $237,201      $265,199         $285,260
Interest on mortgage loans        59,686        63,721           65,351
Interest on cash equivalents       1,136           534              137
Other                              5,693        (1,755)          (2,493)
                                   -----        ------           ------
                                 303,716       327,699          348,255
Less investment expenses           3,957         4,953            8,036
                                   -----         -----            -----
                                $299,759      $322,746         $340,219
                                ========      ========         ========

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                  2000         1999           1998
Fixed maturities                $ (2,877)     $ 4,715        $    28
Mortgage loans                     3,346       (1,650)        (4,816)
                                   -----       ------         ------
                                $    469      $ 3,065        $(4,788)
                                ========      =======        =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                        2000          1999          1998
Fixed maturities available for sale    $11,894     $(175,458)     $(8,032)

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense for the years ended December 31, consists of the following:
                                2000        1999           1998
Federal income taxes:
Current                        $ 6,170      $15,531       $23,227
Deferred                         7,029          711        (9,591)
                                 -----          ---        ------
                                13,199       16,242        13,636
State income taxes -- current      888          433           759
                                   ---          ---           ---
Income tax expense             $14,087      $16,675       $14,395
                               =======      =======       =======

Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:
                                                           2000                   1999                  1998
                                                   Provision   Rate       Provision    Rate      Provision   Rate
Federal income taxes based on the statutory rate     $13,458   35.0%      $17,731     35.0%       $13,972   35.0%
Increases (decreases) are attributable to :
     Tax-excluded interest                                (4)    --           (14)      --            (35)  (0.1)
     State tax, net of federal benefit                   578    1.5           281      0.5            493    1.2
Other, net                                                55    0.1        (1,323)    (2.6)           (35)    --
                                                          --    ---        ------     ----            ---    ---
Total income taxes                                   $14,087   36.6%      $16,675     32.9%       $14,395   36.1%
                                                     =======   ====       =======     ====        =======   ====

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

Deferred income tax assets:                         2000            1999
Policy reserves                                    $40,242          $46,243
Unrealized losses on investments                    31,441           39,678
Other                                                6,208            1,070
                                                     -----            -----
     Total deferred income tax assets               77,891           86,991
                                                    ------           ------
Deferred income tax liabilities:
Deferred policy acquisition costs                   51,541           49,490
                                                    ------           ------
     Total deferred income tax liabilities          51,541           49,490
                                                    ------           ------
     Net deferred income tax assets                $26,350          $37,501
                                                   =======          =======

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $31,152 and $58,223 as of December 31, 2000 and 1999, respectively. In addition, dividends in excess of $nil would require approval by the Insurance Department of the state of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31, are summarized as follows:

                                  2000          1999         1998
Statutory net (loss) income     $(11,928)    $ 15,241      $ 37,902
Statutory capital and surplus    315,930      343,094       330,588

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of Indiana has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare their statutory-basis financial statements. Management believes these changes will not adversely impact the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,489 and $8,258 at December 31, 2000 and 1999, respectively. The interest rate swap is an off balance sheet transaction.

The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $45,191, $38,931 and $28,482 for the years ended December 31, 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

7. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company's holdings of derivative financial instruments are as follows:

                             Notional    Carrying        Fair       Total credit
December 31, 2000             amount      amount         value        exposure
Assets:
     Interest rate caps     $  500,000     $2,037      $    414       $    414
     Interest rate floors    2,000,000      6,489        13,185         13,185
Off balance sheet:
     Interest rate swaps     2,000,000         --       (51,369)       (51,369)
                             ---------     ------       -------        -------
                                           $8,526      $(37,770)      $(37,770)
                                           ======      ========       ========

                             Notional    Carrying       Fair       Total credit
December 31, 1999             amount      amount        value        exposure
Assets:
     Interest rate caps     $  900,000   $  3,212       $ 4,437         $ 4,437
     Interest rate floors    2,000,000      8,258         2,251           2,251
Off balance sheet:
     Interest rate swaps     2,000,000         --        18,274          18,274
                             ---------      -----        ------          ------
                                          $11,470       $24,962         $24,962
                                          =======       =======         =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2001 to 2006.

Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.


8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                               December 31, 2000          December 31, 1999
                                              Carrying      Fair         Carrying        Fair
Financial Assets                               amount       value          amount       value
Investments:
Fixed maturities (Note 2):
     Held to maturity                       $  934,091   $  927,031     $1,006,349   $  984,103
     Available for sale                      2,068,487    2,068,487      2,304,487    2,304,487
Mortgage loans on real estate (Note 2)         724,009      740,992        785,253      770,095
Derivative financial instruments (Note 7)        8,526      (37,770)        11,470       24,962
Separate account assets (Note 1)               589,310      589,310        220,994      220,994
Cash and cash equivalents                       34,852       34,852             --           --

Financial Liabilities
Future policy benefits for fixed annuities  $3,567,085   $3,480,270     $3,905,849   $3,778,945
Separate account liabilities                   589,310      567,989        220,994      209,942
                                               -------      -------        -------      -------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $17,699 and $15,633, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999.

The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

9. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

Table of Contents of the Statement of Additional Information


Performance Information                                p. 3

Calculating Annuity Payouts                            p.21

Rating Agencies                                        p.22

Principal Underwriter                                  p.22

Independent Auditors                                   p.23


Financial Statements

-------------------------------------------------------------------------------

71   PROSPECTUS -- AUG. 15, 2001

American Enterprise
Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474


(800) 333-3437


                                                             44179 E (8/01)

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

         The expenses of the issuance and distribution of the interests in the Guarantee Period Accounts of the Contract to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.

Item 14. Indemnification

           The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

           The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

           The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 15. Recent Sales of Unregistered Securities

         None

Item 16. Exhibits and Financial Statement Schedules

(a)      Exhibits

1.       Not applicable.

2.       Not applicable.

3.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit 6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.2    Amended By-laws of American Enterprise Life, filed electronically as
       Exhibit 6.2 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.3 Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed electronically as
       Exhibit 3.3 to Registrant's Initial Registration Statement No. 333-86297, filed on or about Aug. 31, 1999, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express(R) Signature One Variable Annuity (form 240180), filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 7, 1999, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44210), filed electronically as Exhibit
       4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Deferred Annuity Contract for the American Express New Solutions(SM) Variable Annuity (form 240343) filed electronically as
       Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Deferred Annuity Contract for American Express Signature Variable Annuity (R) (form 43431) filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.6 Form of Deferred Annuity Contract for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) (form 44170) filed electronically as Exhibit 4.1
       to  American   Enterprise   Variable  Annuity  Account's Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

4.7 Form of Enhanced Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.8 Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity (R) and the American Express(R) Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.9 Form of Guaranteed Minimum Income Benefit Rider for the American Express New Solutions(SM) Variable Annuity (form 240350), filed electronically as
       Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.10 Form of Guaranteed Minimum Income Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity(R) and the American Express Signature One Variable Annuity(SM) (form 240183), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.12 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express (R) Signature One Variable Annuity (form 240182), filed electronically as Exhibit 4.11 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-86297 on form S-1, filed on or about May 1, 2000, is incorporated by reference.

4.13 Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity(R) and the American Express(R) Signature One Variable Annuity (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

4.14 Form of Performance Credit Rider for the American Express New Solutions(SM) Variable Annuity (form 240349), filed electronically as
       Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.15 Form of Roth IRA Endorsement for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express Signature Variable Annuity(R), the
       American Express(R) Signature One Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43094), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, incorporated by reference.

4.16 Form of SEP-IRA for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express (R) Signature One Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43412), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.17 Form of SEP-IRA for the American Express Signature Variable Annuity(R) and the American Express New Solutions(SM) Variable Annuity (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.18 Form of Disability Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44215), filed electronically as Exhibit 4.5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.19 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44216), to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.20 Form of TSA Endorsement for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity and the American Express Signature Variable Annuity(R) (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.21 Form of Benefit Protector(SM) Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 271155), filed electronically as Exhibit 4.15 to American Znterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.22 Form of Benefit Protector(SM) Plus Death Benefit Rider for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express New Solutions (SM) Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.23   Form of Maximum  Anniversary  Value Death  Benefit Rider for the American
       Express  New  Solutions (SM)  Variable   Annuity (form  240346),   filed
       electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about February 11, 2000, is incorporated by reference.

5. Opinion of Counsel and consent to its use as to the securities being registered for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM,) filed electronically herewith.

8.     Not applicable.

9.     Not applicable.

10.    Not applicable.

11.    Not applicable.

12.    Not applicable.

15.    Not applicable.

16.    Not applicable.

21.    Not applicable.

22.    Not applicable.

23.    Consent  of  Independent  Auditors, filed electronically herewith.

24. Power of Attorney to sign this Registration Statement, dated April 25, 2001, filed electronically as Exhibit 24 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-86297 on form S-1, filed on or about April 26, 2001, is incorporated by reference.

25.    Not applicable.

26.    Not applicable.

27.    None.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (iv)  Registrant   represents  that  it  is  relying  upon  the  no-action
            assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, American Enterprise Life Insurance Company, on behalf of the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Minneapolis, and State of Minnesota on the 10th day of August, 2001.

                                  American Enterprise MVA Account
                                  (Registrant)

                                  By American Enterprise Life Insurance Company

                                  By /s/ Carol A. Holton*
                                     --------------------
                                         Carol A. Holton
                                         President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 10th day of August, 2001.

Signature                                               Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
--------------------                      Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Carol A. Holton*                     Director, Vice President and Chief
---------------------                     Executive Officer
     Carol A. Holton

     Paul S. Mannweiler                   Director

/s/  Teresa J. Rasmussen*                 Director, Vice President, General
-------------------------                 Counsel and Secretary
     Teresa J. Rasmussen

/s/  Stuart A. Sedlacek*                  Executive Vice President
------------------------
     Stuart A. Sedlacek

/s/  Philip C. Wentzel*                   Vice President and Controller
-----------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
--------------------
     David L. Yowan



*Signed pursuant to Power of Attorney, dated April 25, 2001, filed electronically as Exhibit 24 to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-86297 on form S-1, filed on or about April 26, 2001, and incorporated by reference.




By:/s/ Mary Ellyn Minenko
   ----------------------
       Mary Ellyn Minenko